SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ASSURE HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)            Title of each class of securities to which transaction applies:

(2)            Aggregate number of securities to which transaction applies:

(3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)            Proposed maximum aggregate value of transaction:

(5)            Total fee paid:

☐	Fee paid previously with preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)            Amount Previously Paid:

(2)            Form, Schedule or Registration Statement No.:

(3)            Filing Party:

(4)            Date Filed:

ASSURE HOLDINGS CORP. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To all Stockholders of Assure Holdings Corp.:

You are invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Assure Holdings Corp. (the “Company”). The Annual Meeting will be held virtually on Thursday, December 9, 2021, at 10:00 AM Mountain Standard Time (“MST”). The purposes of the meeting are:

1.	To elect nominees to the Company’s Board of Directors (the “Board”), to hold office for a one-year term and until their respective successors are elected and qualified;

2.	To ratify the appointment of Baker Tilly US, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

3.	To conduct an advisory vote on the compensation of our named executive officers;

4.	To conduct an advisory vote on the frequency of conducting future advisory votes on the compensation of our named executive officers;

5.	To approve the Company’s new stock incentive plan (the “2021 Stock Incentive Plan”) as recommended by the Board and Compensation Committee;

6.	To approve the Company’s new employee stock purchase plan (the “2021 Employee Stock Purchase Plan”) as recommended by the Board and Compensation Committee;

7.	To approve amendments to the Company’s stock option plan, last amended on December 10, 2020 (the “Amended 2020 Stock Option Plan”);

8.	To approve amendments to the Company’s equity incentive plan (the “2020 Equity Incentive Plan”); and

9.	To conduct any other business that may properly come before the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, THE APPROVAL OF THE 2021 STOCK INCENTIVE PLAN, THE APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN, THE APPROVAL OF THE AMENDMENTS TO THE AMENDED 2020 STOCK OPTION PLAN AND THE APPROVAL OF AMENDMENTS TO THE 2020 EQUITY INCENTIVE PLAN AND “3 YEARS” FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board of Directors has fixed October 19, 2021 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of October 19, 2021 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register online as provided below to attend and vote at the Annual Meeting. Each share of our common stock is entitled to one vote for each nominee for election to the Board and one vote on each of the other matters before the stockholders. Cumulative voting for the nominees to the Board is not permitted. If your shares of common stock are not registered in your name, you will need to obtain a proxy from the broker, bank or other institution that holds your shares of common stock in order to register to attend and vote at the Annual Meeting. You should ask the broker, bank or other institution that holds your shares to provide you with a proxy to vote your shares of common stock at the Annual Meeting.

Management, on behalf of the board of directors of the Company, will submit the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019 (the “Financial Statements”) to the stockholders at the Annual Meeting, but no vote by the stockholders with respect thereto is required or proposed to be taken in respect of the Financial Statements. The Financial Statements are included in the Company’s Annual Report on Form 10-K which accompanies this notice. The Financial Statements placed before stockholders are also available under the Company’s profile on EDGAR and SEDAR. Copies of the Financial Statements may also be obtained by contacting Scott Kozak, Director of Investor and Media Relations at Scott.Kozak@assureiom.com.

IMPORTANT – VIRTUAL MEETING

After taking into account the current state of the COVID-19 pandemic and the costs to the Company of holding an in-person meeting that may need to be moved or postponed due to changing public health requirements, the Company has elected to hold the Annual Meeting in an entirely virtual format, via live audio webcast, allowing stockholders to attend, participate and vote at the Annual Meeting online at https://www.issuerdirect.com/virtual-event/ionm. This serves to proactively protect the health and wellbeing of the Company’s stockholders, management, directors and service partners, while permitting and encouraging stockholder participation at the Annual Meeting. Stockholders wishing to attend the Annual Meeting are encouraged to do so by registering prior to the commencement of the Annual Meeting then joining the Annual Meeting. Registered stockholders may register using your control number as indicated on the proxy form you received. If you are a registered stockholder, by entering your control number to join the Annual Meeting and agreeing to the terms and conditions, you will revoke all proxies previously given in connection with the Annual Meeting and you will have the opportunity to vote on the matters to be acted upon at the Annual Meeting by means of an online ballot. If you do not wish to revoke a proxy already given, do not accept the stated terms and conditions, in which case you may join the Annual Meeting as a “guest”, but you will not be able to vote or ask questions at the Annual Meeting. Computershare Trust Company of Canada will provide duly appointed proxyholders with a control number by e-mail after the proxy voting deadline has passed. Only registered stockholders and duly appointed proxyholders will be able to attend, participate and vote at the Annual Meeting. See the accompanying Proxy Statement for the 2021 Annual Meeting of Stockholders for a more complete statement on attending the Annual Meeting in virtual format, under the heading “Virtual Meeting”.

Your vote is important. You are requested to carefully read the accompanying Proxy Statement for the 2021 Annual Meeting of Stockholders for a more complete statement of matters to be considered at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy card or vote your proxy online pursuant to the instructions thereon, promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock using the online ballot during the Annual Meeting. Additional details concerning the matters to be put before the Annual Meeting are set forth in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2020, which accompany this notice.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH NOMINEE TO THE BOARD, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, THE APPROVAL OF THE 2021 STOCK INCENTIVE PLAN, THE APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN, THE APPROVAL OF THE AMENDED 2020 STOCK OPTION PLAN AND THE APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN AND “3 YEARS” FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

By Order of the Board of Directors,

ASSURE HOLDINGS CORP.

/s/ John Farlinger

Executive Chairperson of the Board of Directors and Chief Executive Officer
November 9, 2021

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ASSURE HOLDINGS CORP.
4600 SOUTH ULSTER STREET, SUITE 1225
DENVER • COLORADO • USA • 80237

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 9, 2021

Unless the context requires otherwise, references in this Proxy Statement to “Assure Holdings”, “Assure”, the “Company”, “we”, “us” or “our” refer to Assure Holdings Corp..

The Annual Meeting of Stockholders of Assure Holdings (the “Annual Meeting”) will be held virtually pursuant to the instructions set forth below under the heading “Virtual Meeting”, on Thursday, December 9, 2021, at 10:00 AM Mountain Standard Time (“MST”).

We are providing the enclosed proxy materials and form of proxy (the “Proxy Statement”) in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will be mailed to holders of the Company’s shares of common stock (the Company’s shares of common stock will be referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about November 9, 2021.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee. Please bring that documentation to the Annual Meeting.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted “FOR” the election of each of the nominees for director, “FOR” the ratification of appointment of the company’s auditor, the advisory vote on executive compensation, the approval of the 2021 stock incentive plan, the approval of the 2021 employee stock purchase plan, the approval of the amendments to the amended 2020 stock option plan and the approval of amendments to the 2020 equity incentive plan and “3 YEARS” for the frequency of advisory votes on executive compensation.

Our corporate bylaws define a quorum as 33-1/3% of the common stock entitled to vote at any meeting of stockholders. The Company’s Articles of Incorporation do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. The affirmative vote of a majority of the shares cast on the proposal by stockholders present at the Annual Meeting, whether in person or by proxy, and entitled to vote thereon is required to approve ratification of the appointment of the Company’s independent registered public accounting firm, the advisory vote on the compensation of our executive officers, adoption of the 2021 stock incentive plan, adoption of the 2021 employee stock purchase plan, the amendment of the 2020 stock option plan and the amendment of the 2020 equity incentive plan. The option of three years, two years or one year that receives the highest number of votes cast by stockholders on the proposal will be the frequency for the advisory vote on the compensation of our named executive officers that has been approved by stockholders. Additionally, the approval of each of the 2021 Stock Incentive Plan, the 2021 Employee Stock Purchase Plan, the amendments to the Amended 2020 Stock Option Plan and the amendments to the 2020 Equity Incentive Plan requires the approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSX Venture Exchange (the “TSXV”).

VIRTUAL MEETING

After taking into account the current state of the COVID-19 pandemic and the costs to the Company of holding an in-person meeting that may need to be moved or postponed due to changing public health requirements, the Company has elected to hold the Annual Meeting in an entirely virtual format, via live audio webcast, allowing stockholders to attend, participate and vote at the Annual Meeting online at https://www.issuerdirect.com/virtual-event/ionm. This serves to proactively protect the health and wellbeing of the Company’s stockholders, management, directors and service partners, while permitting and encouraging stockholder participation at the Annual Meeting. In order to streamline the Annual Meeting process, the Company encourages stockholders to vote in advance of the Annual Meeting using the voting instruction form or the form of proxy mailed to them with the Annual Meeting materials and submitting them by no later than 10:00am (Mountain Standard Time) on December 7, 2021, the cut-off time for deposit of proxies prior to the Meeting. Stockholders wishing to attend the Annual Meeting are encouraged to do so by registering prior to the commencement of the Annual Meeting then joining the Annual Meeting:

•	Registered stockholders: Your control number is indicated on the proxy form or in the e-mail you received. If you are a registered stockholder, by entering your control number to join the Annual Meeting and agreeing to the terms and conditions, you will revoke all proxies previously given in connection with the Annual Meeting and you will have the opportunity to vote on the matters to be acted upon at the Annual Meeting by means of an online ballot. If you do not wish to revoke a proxy already given, do not accept the stated terms and conditions, in which case you may join the Annual Meeting as a “guest”, but you will not be able to vote or ask questions at the Annual Meeting.

•	Duly appointed proxyholders: Our transfer agent, Computershare Trust Company of Canada (“Computershare”), will provide the proxyholder with a control number by e-mail after the proxy voting deadline has passed.

•	Non-registered stockholders: You will need to appoint yourself as proxyholder pursuant to the instructions provided on your voting information form or proxy card provided to you by your brokerage firm, bank, trust company or other nominee and register as a duly appointed proxyholder.

Only registered stockholders and duly appointed proxyholders will be able to attend, participate and vote at the Annual Meeting. Non-registered stockholders who have not duly appointed themselves as proxyholder will not be able to vote or ask questions at the Annual Meeting but will be able to participate as a “guest “. Stockholders who wish to appoint a third-party proxyholder to represent them at the Annual Meeting (including non-registered stockholders who wish to appoint themselves as proxyholders to attend, participate and vote at the Annual Meeting) MUST submit their duly completed form of proxy or voting instruction form AND register their proxyholder. If you are attending the Annual Meeting and are eligible to vote at the Annual Meeting, it is important that you are connected to the internet at all times during the Annual Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Annual Meeting. You should allow ample time to check into the Annual Meeting online and complete the related procedure.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and the accompanying Annual Report to Stockholders and proxy card because you were a stockholder of record at the close of business on October 19, 2021 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card, you appoint John Farlinger, Chief Executive Officer and Executive Chairman of the Board of the Company, and John Price, Chief Financial Officer and Corporate Secretary of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card or vote your proxy card online pursuant to the instructions thereon in advance of the Annual Meeting just in case you change your plans.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, in their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed October 19, 2021 as the record date for the Annual Meeting. Only holders of shares of the Company’s common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of October 19, 2021, the Company had 11,839,304 shares of common stock issued and outstanding. The Company’s common stock is the only outstanding voting security of the Company.

What am I voting on?

You are being asked to vote on the following:

•	the election of the nominees to the Company’s Board to serve until the Company’s 2022 annual meeting of stockholders or until successors are duly elected and qualified;

•	the ratification of the appointment of Baker Tilly US, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

•	the advisory vote on the compensation for our named executive officers;

•	the advisory vote on the frequency of conducting future advisory votes on executive compensation;

•	the approval of the Company’s new stock incentive plan (the “2021 Stock Incentive Plan”);

•	the approval of the Company’s new employee stock purchase plan; (the “2021 Employee Stock Purchase Plan”);

•	the approval of amendments to the Company’s stock option plan, last amended on December 10, 2020 (the “Amended 2020 Stock Option Plan”);

•	the approval of amendments to the Company’s equity incentive plan, adopted on December 10, 2020 (the “2020 Equity Incentive Plan”); and

•	any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each share of our common stock is entitled to one vote for each nominee for election to the Board and one vote on each of the other matters before the stockholders. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote “FOR” the election of all nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the advisory vote on the compensation of our named executive officers, “THREE YEARS” for the advisory vote on the frequency of conducting future advisory votes on executive compensation, “FOR” the approval of the 2021 Stock Incentive Plan, “FOR” the approval of the 2021 Employee Stock Purchase Plan, “FOR” the approval of amendments to the Amended 2020 Stock Option Plan and “FOR” the approval of amendments to the 2020 Equity Incentive Plan, as disclosed in this Proxy Statement.

How do I vote?

You have several voting options. You may vote by:

•	by using the 15 digit control number located at the bottom of your proxy at the following website: www.investorvote.com;

•	by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare to be received by 10 a.m. Mountain time, on December 7, 2021, or no later than 48 hours (excluding weekends and holidays) before any adjournment or postponement of the Annual Meeting;

•	by calling Computershare at 1-866-732-VOTE (8683) (toll free in North America) or 312-588-4290 (international), by 10 a.m. Mountain time, on December 7, 2021 or no later than 48 hours (excluding weekends and holidays) before any adjournment or postponement of the Annual Meeting; or

•	attending the Annual Meeting online at https://www.issuerdirect.com/virtual-event/ionm and voting through the online ballot.

Are you a non-registered holder?

The information set out in this section is important to many stockholders as a substantial number of stockholders do not hold their shares in their own name. Only registered stockholders or duly appointed proxyholders for registered stockholders are permitted to vote at the virtual Annual Meeting. Most of the stockholders are “non-registered” stockholders (each a “Non-Registered Holder”) because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.

More particularly, a person is a Non-Registered Holder in respect of shares which are held on behalf of that person but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans), or (b) in the name of a clearing agency (such as, in the United States, shares registered in the name of “Cede & Co.”, the registration name of The Depository Trust Company (“DTC”), or in Canada, shares registered in the name of “CDS & Co.”, the registration name of The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant. As noted below, in accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) of the Canadian Securities Administrators and Regulation 14A under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company will be mailing copies of the Notice of Annual Meeting, this Proxy Statement, its 2020 Annual Report on Form 10-K and the form of proxy/voting instruction form (collectively, the “Annual Meeting Materials”) directly to certain non-objecting Non-Registered Holders, as provided below, and in certain instances has distributed the Annual Meeting Materials to the clearing agencies and Intermediaries for onward distribution to objecting Non-Registered Holders, as provided below.

Intermediaries are required to forward the Annual Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Annual Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Annual Meeting Materials you will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and deposit it with Computershare, as provided above; or

(b)	more typically, a Non-Registered Holder will be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy”, “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page pre-printed form. Sometimes, instead of the one-page printed form, the voting instruction form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a voting instruction form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company (not the Company or Computershare) in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Annual Meeting as proxyholder for the shares owned by you, you should strike out the names of the designated proxyholders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy, proxy authorization or voting instruction form is to be delivered.

The Annual Meeting Materials are being made available to both registered stockholders and Non-Registered Holders. The Company is sending Annual Meeting Materials directly to Non-Registered Holders who have not objected to the Intermediary through which their shares are held disclosing ownership information about themselves to the Company (“NOBO’s”) under Regulation 14A of the Exchange Act. If you are a NOBO, and the Company or its agent has sent you either the Annual Meeting Materials or a notice of the availability of the Annual Meeting Materials, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary on your behalf. If you are a Non-Registered Holder who has objected to the Intermediary through which your shares are held disclosing ownership information about you to the Company (an “OBO”), your Intermediary will be forwarding you the Annual Meeting Materials in accordance with the requirements of Regulation 14A and the Company will be covering the cost of such mailings.

Can stockholders vote at the virtual Annual Meeting?

Registered stockholders and appointed proxyholders will be given a control number in order to register and vote online at the virtual Annual Meeting. Stockholders who wish to appoint a third-party proxyholder to attend the virtual Annual Meeting and submit their votes online during the Annual Meeting must submit their proxy or voting instruction form (as applicable) appointing such third-party proxyholder and register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed after you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a 15- digit control number from Computershare, and therefore not being able to vote online during the virtual Meeting.

Step 1 – Submit your proxy or voting instruction form: To appoint a third-party proxyholder (including, to appoint yourself), insert the person’s name in the blank space provided in the proxy or voting instruction form and follow the instructions for submitting the proxy or voting instruction form. This step must be completed prior to registering your third-party proxyholder, which is an additional step to be completed once you have submitted your proxy or voting instruction form. If you are a non-registered stockholder located in the United States, you must also provide Computershare with a duly completed legal proxy if you wish to attend, participate or vote at the Annual Meeting or, if permitted, appoint a third-party as your proxyholder.

Step 2 – Register your third party proxyholder: To register a third-party proxyholder, shareholders must visit http://www.computershare.com/Assure before 10:00 am Mountain Standard Time (MST) on Tuesday, December 7th, 2021 and provide Computershare with the required proxyholder contact information, so that Computershare may provide your third party proxyholder with a 15-digit control number via email.

If you are a non-registered shareholder and wish to vote your shares online during the virtual Annual Meeting, you will have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary AND register yourself as your proxyholder. By doing so, you are instructing your Intermediary to appoint you as proxyholder. If you are a non-registered shareholder located in the United States and wish to vote your shares online during the virtual Annual Meeting or appoint a third party proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary then register with Computershare in advance of the Annual Meeting. After obtaining a valid legal proxy from your Intermediary, you must submit your registration request by sending your legal proxy to Computershare by email to USlegalproxy@computershare.com. All registration requests sent to Computershare must be labelled as “Legal Proxy” and must be received by Computershare by no later than 10:00 am Mountain Standard Time (MST) on Tuesday, December 7th, 2021. Computershare will send a confirmation of your registration by email after they have received the required registration materials.

What if I share an address with another stockholder and we received only one copy of the Annual Meeting Materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the stockholders’ prior written consent, we are permitted to deliver one Annual Report too Stockholders and one Proxy Statement to a group of stockholders who share the same address. If you share an address with another stockholder and have received only one copy of the Annual Meeting Materials, but desire another copy, please send a written request to our offices at the address below or call us at 720-287-3093 to request another copy of the materials. Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Assure Holdings Corp.
4600 South Ulster Street, Suite 1225

Denver, Colorado, USA 80237
Attention: John Price, Chief Financial Officer and Corporate Secretary

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

What if I change my mind after I return my proxy card?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	going online and completing a new proxy at www.investorvote.com;

•	signing another proxy with a later date and mailing it to the attention of: Computershare, at 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, so long as it is received prior to 10 a.m. Mountain Time on December 7, 2021;

•	signing and delivering a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the proxy card) to the Company’s Secretary, John Price, at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237 prior to 10:00 a.m. MST on December 7, 2021 or with the Chair of the Annual Meeting on the day of the Annual Meeting prior to the commencement of the Annual Meeting; or

•	attending the Annual Meeting online at https://www.issuerdirect.com/virtual-event/ionm and voting through the online ballot.

Beneficial stockholders should refer to the instructions received from their broker, bank or intermediary or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means 33-1/3% of the common stock entitled to vote at any meeting of stockholders. The common stock is the only outstanding voting stock of the Company. Based on 11,839,304 shares outstanding as of the record date of October 19, 2021, 3,946,435 shares must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

•	submit a properly executed proxy card (even if you do not provide voting instructions); or

•	attending the Annual Meeting online at https://www.issuerdirect.com/virtual-event/ionm and voting through the online ballot.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum but are not counted as votes “cast” on the proposal. Since the Company’s bylaws state that matters presented at a meeting of the stockholders must be approved by the majority of the votes cast on the matter, a properly executed proxy card marked “ABSTAIN” with respect to a proposal will not be considered a vote “cast” and will have no effect on the outcome of the proposal.

What effect does a broker non-vote have?

Brokers and other Intermediaries holding shares for Non-Registered Holders are generally required to vote the shares in the manner directed by the Non-Registered Holders. If the Non-Registered Holders do not give any direction, brokers may vote the shares on routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2021 is considered a routine matter, and brokers will be permitted to vote shares held for the Non-Registered Holders on this matter without direction from the Non-Registered Holders. However, brokers are not permitted to vote shares held for the Non-Registered Holders in relation to non-routine matters, which are the proposals on the uncontested election of directors, the advisory vote on executive compensation, the advisory vote on frequency of future advisory votes on executive compensation, the approval of the 2021 Stock Incentive Plan, the approval of the 2021 Employee Stock Purchase Plan, the approval of the amendments to the Amended 2020 Stock Option Plan and the approval of the amendments to the 2020 Equity Incentive Plan.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Broker non-votes are considered present at the Annual Meeting for quorum requirements but are not considered votes “cast” on non-routine matters. Any shares represented at the Annual Meeting but not “cast” as a result of a broker non-vote will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Likewise, any shares represented at the Annual Meeting but not “cast” as a result of a broker non-vote will have no impact on the advisory vote for the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes on executive compensation, the approval of the 2021 Stock Incentive Plan, the approval of the 2021 Employee Stock Purchase Plan, the approval of amendments to the Amended 2020 Stock Option Plan and approval of amendments to the 2020 Equity Incentive Plan.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting by stockholders, in person or by proxy. As there are six directors on the Board, this means that the six nominees receiving the highest number of affirmative votes cast by stockholders at the Annual Meeting will be elected to the Board. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes “cast” and will have no impact on the outcome of the election of directors.

How many votes are needed to ratify the appointment of the independent registered public accountant Baker Tilly US, LLC?

The appointment of the independent registered public accountant Baker Tilly US, LLC will be ratified by an affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients, if clients do not furnish voting instructions. A properly executed proxy card marked “ABSTAIN” with respect to this proposal will not have an effect on the outcome of this proposal.

How many votes are needed to approve the advisory vote on the compensation of our named executive officers?

The advisory vote on the compensation of our named executive officers will be approved upon receiving the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by stockholders present at the Meeting, in person or by proxy, and entitled to vote thereon. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

How many votes are needed to approve the advisory vote on the frequency of conducting future advisory votes on executive compensation?

The option of three years, two years or one year that receives the highest number of votes cast by stockholders on the proposal will be the frequency for the advisory vote on the compensation of our named executive officers that has been approved by stockholders, and such option will be deemed to be the advisory frequency of our stockholders. Broker non-votes or a properly executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

How many votes are needed to approve the adoption of the 2021 Stock Incentive Plan?

The 2021 Stock Incentive Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSXV (the “Disinterested Stockholder Approval”). Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

How many votes are needed to approve the adoption of the 2021 Employee Stock Purchase Plan?

The 2021 Employee Stock Purchase Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

How many votes are needed to approve the amendments to the Amended 2020 Stock Option Plan?

The amendments to the Amended 2020 Stock Option Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

How many votes are needed to approve the amendments to the 2020 Equity Incentive Plan?

The amendments to the 2020 Equity Incentive Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

Is there any other information that I should take into considerations when reviewing the information in this Proxy Statement?

On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares, otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares. If your shares are registered in your name and you do not sign and return your proxy card, your shares will not be voted at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be “FOR” the election of all nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the advisory vote on the compensation of our named executive officers, “THREE YEARS” for the advisory vote on the frequency of conducting future advisory votes on executive compensation, “FOR” the approval of the 2021 Stock Incentive Plan, “FOR” the approval of the 2021 Employee Stock Purchase Plan, “FOR” the approval of the amendments to the Amended 2020 Stock Option Plan and “FOR” the approval of the amendments to the 2020 Equity Incentive Plan.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) announcing the voting results of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular compensation. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in mailing copies of the Annual Meeting Materials to the beneficial owners of such shares.

Are there any other matters to be handled at the Annual Meeting?

We are not currently aware of any business to be acted upon at the Annual Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or at any adjournment(s) or postponement(s) of the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, shares of our Common Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Corporate Secretary, John Price, at 720-287-3093 or by sending a letter to John Price at the Company’s headquarters at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237 with any questions about the proposals described in this Proxy Statement or how to execute your vote.

When are stockholder proposals due for the 2022 annual meeting of stockholders?

Under the Exchange Act, the deadline for submitting stockholder proposals for inclusion in the proxy statement for an annual meeting of the stockholders is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the stockholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. The deadline for submitting stockholder proposals for inclusion in the proxy statement for the next annual meeting of the stockholders will be July 12, 2022. If a stockholder proposal is not submitted to the Company by July 12, 2022, the Company may still grant discretionary proxy authority to vote on a stockholder proposal, if such proposal is received by the Company by October 25, 2022 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act. The Company does currently anticipate that it will be moving its annual meetings of stockholders from December to May or June each year. If the date for the annual meeting in 2022 is moved as expected, the Company will update the stockholders regarding the deadlines set forth above by filing a Current Report on Form 8-K in relation thereto.

Under the Company’s bylaws, stockholders may submit nominees for election to the Board pursuant to the requirements set forth therein. The written notice of such nominations must be provided to the Company’s Corporate Secretary, John Price, at the Company’s headquarters at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237, not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public notice date.

How can I obtain a copy of the 2020 Annual Report on Form 10-K?

The Company’s 2020 Annual Report on Form 10-K, including financial statements, accompanies this Proxy Statement and is available through the SEC’s website at www.sec.gov and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) pursuant to Canadian regulatory requirements which can be found on the Company’s SEDAR profile at www.sedar.com.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2020 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2020 Annual Report on Form 10-K should be mailed to:

Assure Holdings Corp.
4600 South Ulster Street, Suite 1225

Denver, Colorado, USA 80237
Attention: John Price, Chief Financial Officer and Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany this Proxy Statement:

1.	Form of proxy card; and

2.	The Company’s 2020 Annual Report on Form 10-K.

How is the Company accommodating stockholders amid the COVID-19 pandemic?

The Company is continuously monitoring the current coronavirus (COVID-19) outbreak. In light of the rapidly evolving situation involving COVID-19, the Company has decided to hold the Annual Meeting virtually. All stockholders of the Company are strongly encouraged to vote prior to the Annual Meeting by any of the means described herein.

The Company reserves the right to take any additional precautionary measures it deems necessary in relation to the Annual Meeting in response to further development in respect of the COVID-19 outbreak that the Company considers necessary or advisable including changing the time or location of the Annual Meeting. Changes to the Annual Meeting time, date or location and/or means of holding the Meeting may be announced by way of press release. Please monitor the Company’s press releases as well as its website at www.assureneuromonitoring.com for updated information. The Company advises you to check its website one week prior to the Meeting date for the most current information. The Company does not intend to prepare or mail an amended Proxy Statement in the event of changes to the Annual Meeting format, unless required by law.

Will the Company’s financial statements be presented to the stockholders at the Annual Meeting?

Management, on behalf of the Board, will submit the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019 (the “Financial Statements”) to the stockholders at the Annual Meeting, but no vote by the stockholders with respect thereto is required or proposed to be taken in respect of the Financial Statements. The Financial Statements are included in the Company’s 2020 Annual Report on Form 10-K which accompanies this Proxy Statement. The Financial Statements placed before stockholders are also available under the Company’s profile on EDGAR and SEDAR. Copies of the Financial Statements may also be obtained by contacting Scott Kozak, Director of Investor and Media Relations at Scott.Kozak@assureiom.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2021

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the Annual Meeting, the 2020 Annual Report on Form 10-K and the proxy card are available at www.investorvote.com. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the Securities and Exchange Commission.

PROPOSAL 1 — ELECTION OF DIRECTORS

What is the current composition of the Board?

The current Board is composed of six directors. The Company’s current bylaws require number of directors of the Company to be not be less than one (1) nor more than the number as fixed from time to time by resolution of the Board; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until the next annual meeting of stockholders or until their successors are otherwise duly elected and qualified.

Who is standing for election this year?

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following six, current Board members for election at the 2021 Annual Meeting, to hold office until the 2022 Annual Meeting:

•	John Farlinger

•	Preston Parsons

•	Martin Burian

•	Christopher Rumana

•	Steven Summer

•	John Flood

Each nominee has advised us that they are willing to be named as a nominee and are willing to continue to serve as a director, if elected. Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting by stockholders, in person or by proxy. As there are six directors on the Board, this means that the six nominees receiving the highest number of affirmative votes cast by stockholders at the Annual Meeting will be elected to the Board. Broker non-votes and proxy cards marked “ABSTAIN” will not be counted as votes “cast” and will have no impact on the outcome of the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the individuals who are our directors and executive officers.

Name	Age	Position	Term
John Farlinger	62	Executive Chairperson and Chief Executive Officer	Since May 24, 2017
Preston Parsons	41	Director and Founder	Since May 24, 2017
Martin Burian	57	Lead Director	Since May 24, 2017
Christopher Rumana	53	Director	Since December 19, 2018
Steven Summer	71	Director	Since September 19, 2019
John Flood	62	Director	Since April 15, 2021
John Price	52	Chief Financial Officer	Since March 26, 2021
Trent Carman (1)	59	Former Chief Financial Officer	October 22, 2018 to March 26, 2021

(1)	On March 26, 2021, we announced that Trent Carman had retired as our Chief Financial Officer effective March 26, 2021. Mr. Carman agreed to remain as an advisor through December 31, 2021, to assist in the transition of his duties to John Price, who was promoted from Vice-President of Finance to our Chief Financial Officer.

The following is a description of the business background of the current directors, director nominees and executive officers of the Company.

Directors

John Farlinger, Director, Chief Executive Officer and Executive Chairperson: Mr. Farlinger was appointed to Chief Executive Officer and Executive Chairman on August 28, 2019. Prior to his appointment as Chief Executive Officer and Executive Chairman, Mr. Farlinger was appointed as Interim Chief Executive Officer and Executive Chairman on May 15, 2018. Mr. Farlinger held the position of Chairman and CEO of Urban Communications Inc. from July 8, 2014 to June 2018. His past positions also include director and Chair of the Governance and Audit Committee of Freckle Ltd. (TSX-V) from June 2019 to February 2020, Senior Vice-President of Telephone Navigata-Westel from February 2013 to April 2014, and CEO of Titan Communications from 2009 to February 2013. Mr. Farlinger has been a Board member and Audit Committee member for BillDirect.com Technologies Inc. ((TSX-V) since August 2021 and a Board member for Lite Access Technologies, Inc. (TSX-V) since April 2021. He is also an advisor to CareCru Inc., a healthcare start up.

Mr. Farlinger was selected by the Board to serve as the Executive Chairman because he is the Chief Executive Officer of the Company and his prior experience as an Executive Chairman and director of other public companies brings valuable insight to the operation of the Board. Additionally, Mr. Farlinger holds a CPA, CA designation (Canada).

Preston T. Parsons, Director and Founder: Concurrent with the closing of the reverse take-over of Assure Holdings on May 24, 2017, Mr. Parsons became the CEO of the Company. Mr. Parsons resigned as CEO of the Company on May 15, 2018 and under the title “founder”, Mr. Parsons is primarily responsible on working to generate increased revenue by engaging new surgeons to its platform, executing on the company’s multi-state expansion strategy and expanding the Company’s neuromonitoring services. Mr. Parsons is also the founder of QB Medical Inc. and has been its CEO since September 2009.

Mr. Parsons was selected by the Board to serve as a director because he is a founder of the Company and former CEO and brings valuable insight to the Board regarding those operations of the Company over which he is primarily responsible.

Martin Burian, Lead Director: Currently, Mr. Burian is a director of multiple publicly traded companies. Mr. Burian is currently Managing Director of Investment Banking at RCI Capital Group, and also serves as CFO (part time) to Heffel Gallery Limited. Prior to 2014 Mr. Burian spent 20 years in senior investment banking roles including with Haywood Securities Inc., Bolder Investment Partners and Canaccord Capital Corp.

Mr. Burian was selected by the Board to serve as director because he holds a CPA designation (Canada) and has extensive experience with audit committees and his extensive experience in investment banking provides the Board with valuable experience and oversight in relation to the Company’s capital raising activities.

Christopher Rumana, Director: Dr. Rumana brings over 20 years’ experience in the medical field as a board-certified neurosurgeon. Dr. Rumana has served in many roles including Chairman of Department of Surgery, Chief of Neurosurgery, Chairman of the Medical staff, Chairman of the Medical Executive Committee, and Chairman of the Board of Directors at Tallahassee Memorial Hospital. Dr. Rumana has previously served as the President of the Tallahassee Neurological Clinic from 2000 to 2017 and served as the President and chairman of Caduceus, LLC, a joint venture pain management facility and surgery center from 2005 to 2017. Dr. Rumana currently runs a consulting company and serves on the board of multiple health-related companies.

Mr. Rumana was selected by the Board to serve as director because his experience in the medical field as a neurosurgeon and his service on numerous committees and boards in the neurology medical community provides the Board with specialized knowledge of the Company’s industry and its customer’s operations which is valuable to the Board’s oversight role of the Company’s operations.

Steven Summer, Director: Steven Summer brings over four decades of management experience in health care to the Company’s board. From 2006 to December 2019, Mr. Summer served as President and CEO of the Colorado Hospital Association. Previously, from 1993 through 2006, he was the President and CEO of the West Virginia Hospital Association and prior to that he was with the Maryland Hospital Association, where he also held various senior level roles prior to becoming an executive. In January 2020, Mr. Summer was named President of the Healthcare Institute (HI), an organization whose membership consists of 35 of the nation's most prestigious non-profit hospitals and health care systems.

Mr. Summer has selected by the Board to serve as director because of his management experience in the health care industry including his experience as President and CEO of a number of Hospital Associations provides specialized knowledge of the Company’s industry which is valuable to the Board’s oversight role of the Company’s operations.

John Flood, Director: Mr. Flood, age 62, has nearly four decades of capital markets experience, as well as extensive operations, business building and governance expertise. Until retiring in 2019, he served as chairman and managing partner of Craig-Hallum Capital Group (“Craig-Hallum”), an equity research, trading and investment banking firm that Flood co-founded in 1997. At Craig-Hallum, Flood led the investment banking and institutional equity sales teams. He was also a member of Craig-Hallum’s board of governors, and executive, research, banking and M&A committees.

Mr. Flood was selected by the Board to serve as director because his extensive capital markets experience provides the Board with valuable experience and oversight in relation to the Company’s capital raising activities which are of significant importance to the Company at its current stage of operations.

Non-Director Executive Officers

John Price, Chief Financial Officer: Mr. Price, age 52, was appointed as Chief Financial Officer effective March 26, 2021. Mr. Price has over 25 years of experience in accounting, financial planning and analysis, and business process improvement. He is also highly experienced in capital raise and debt financing, M&A, accounting operations, compliance, and system implementations. Mr. Price’s prior positions include serving as chief accountant of National Beverage (December 2019 to November 2020), chief financial officer and president at Alliance MMA (August 2016 to October 2019), and chief financial officer at MusclePharm (March 2015 to August 2016) and in various accounting and finance roles in high growth technology companies in the Silicon Valley. Price spent the first seven years of his career at Ernst & Young (October 1995 to July 2003). Mr. Price earned a Bachelor of Science in Accounting from Pennsylvania State University. Mr. Price does not have any family relationship with any other member of the Board of Directors or any executive officer of the Company.

Trent Carman, Former Chief Financial Officer: On March 26, 2021, we announced that Mr. Carman was retiring as our Chief Financial Officer effective March 26, 2021, and would remain as an advisor through December 31, 2021, to assist in the transition of his duties to John Price, who will be promoted from Vice-President of Finance to our Chief Financial Officer. His decision to retire was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person, including directors, pursuant to which the executive officer or director was selected to serve as an executive officer or director.

Family Relationships

None of our directors or executive officers is related by blood, marriage, or adoption to any other director or executive officer.

Other Directorships

None of our directors or director nominees are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, (the “Exchange Act”) (or subject to the requirements of Section 15(d) of the Exchange Act or any company required to be registered as an investment company under the Investment Company Act of 1940, as amended).

Legal Proceedings

We know of no material proceedings in which any of our directors, officers, affiliates or any stockholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse or has a material interest adverse to Assure or its subsidiaries. To the best of our knowledge, except as provided below, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	proceeding among private litigants, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

We believe that effective corporate governance is critical to our long-term success and our ability to create value for our stockholders. We regularly review our corporate governance practices, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our stockholders to do so. We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, the SEC rules and regulations, the corporate governance standards set forth in the Listing Rules of the Nasdaq Stock Market LLC (the “NASDAQ Standards”) and the corporate governance standards of the TSX Venture Exchange (the “TSX-V Standards”), and applicable Canadian requirements. The Canadian Securities Administrators implemented National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”) and National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) in each of the provinces and territories of Canada. The Board is of the view that the Company’s system of corporate governance meets or exceeds each of these sets of guidelines and requirements.

We maintain a corporate governance page on our website that includes: our Code of Business Conduct and Ethics, and the charters for the Audit, Nomination and Corporate Governance, and Compensation Committees of our Board, all of which can be found at www.assuremneuromonitoring.com by clicking on “Investor Info” under the heading “Governance” and sub-heading “Governance Documents”. Reference to our website is provided herein for informational purposes only and no content on our website is incorporated herein by reference or otherwise forms a part of this Proxy Statement, unless otherwise stated herein.

Board Composition

The Board is currently composed of six (6) directors. The Company’s current bylaws require number of directors of the Company to be not be less than one (1) nor more than the number as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. All of the proposed nominees for election as directors at the Annual Meeting are current directors of the Company.

Director Independence

We had six Directors at November 4, 2021 (including four independent Directors) as follows:

•	John Farlinger

•	Preston Parsons

•	Martin Burian, independent

•	Christopher Rumana, independent

•	Steven Summer, independent

•	John Flood, independent

The Board applies the requirements for independence set out in Rule 5605(a)(2) of the NASDAQ Standards and considers all relevant facts and circumstances in making its assessment. Consistent with NASDAQ Standards, the Board assesses the independence of its members not less than annually.

In addition, The Board considers NP 58-201, which suggests that the board of directors of every listed company should be constituted with a majority of individuals who qualify as “independent” directors under National Instrument 52-110 - Audit Committees (“NI 52-110”), which provides that a director is independent if he or she has no direct or indirect “material relationship” with the Company. “Material relationship” is defined as a relationship that could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment.

Finally, the Company’s Code of Business Conduct and Ethics specifically addresses conflict of interest situations involving directors. Pursuant to our Code of Business Conduct and Ethics, all directors are required to act in the best interests of the Company and to avoid conflicts of interest.

With the assistance of the Nominating & Corporate Governance Committee, the Board has considered the relationship of the Company to each of the nominees for election by the stockholders at the Annual Meeting and has determined that four of the six nominees for election as directors at the Annual Meeting are independent (Burian, Rumana, Summer, and Flood). The two nominees who are not independent (Farlinger and Parsons) are executive officers of the Company and members of management.

Meetings of the Board and Committees

The attendance record of each director at full Board meetings and with respect to meetings of any committees of which he or she is a member. The table below lists the attendance records for each director for the full fiscal year ending December 31, 2020. None of the incumbent directors attended fewer than 75% of the meetings of the Board in the year ended December 31, 2020, except Mr. Flood who was not a member of the Board in 2020.

Name of Director	Full Board Meetings (10 total)	Meetings of Independent Directors (0 total)	Audit Committee (4 total)	Governance, Nomination & Compensation Committee(1) (4 total)
John Farlinger	10	N/A	4	N/A
Preston Parsons	10	0	N/A	N/A
Martin Burian	10	0	4	1
Christopher Rumana	10	0	N/A	4
Steven Summer	10	0	N/A	4
Scott Page	9	0	3	3
John Flood	N/A(1)	N/A	N/A	N/A

(1)	In August 2021, the Governance, Nomination and Compensation Committee was split into two committees: (1) the Compensation Committee and (2) the Nomination and Corporate Governance Committee.
(2)	Martin Burian was appointed to the Governance, Nomination & Compensation Committee following the resignation of Mr. Scott Page on September 4, 2020.
(3)	Scott Page resigned on September 4, 2020.
(4)	Mr. Flood was not a member of the Board in 2020.

Company’s Policy regarding Board Members’ Attendance at the Annual Meeting

The Company does not have a policy that requires directors to attend the Annual Meeting. 5 directors attended the Company’s annual meeting in 2020.

Communications to the Board

Stockholders may communicate directly with members of the Board, or the Board as a group, by writing directly to the individual Board member or the Board, Assure Holdings Corp., 4600 South Ulster Street, Suite 1225 Denver, CO 80237. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Manager, Investor Relations will review all communications, and if requested by the stockholder or if the matter relates to Company business, shall forward them to the appropriate Board member(s).

Board Leadership Structure and Role in Risk Oversight

The positions of our principal executive officer and the chairperson of our Board are served by one individual, John Farlinger. We have determined that the leadership structure of our Board is appropriate, especially given the size of our company and the Board. Our Board currently consists of six directors. The Board has appointed Martin Burian as lead independent director. Due to the size of the Board, the independent directors, with the leadership of the lead director, are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that having one individual serve as principal executive officer and chairperson of the Board does not negatively impact the ability of the Board to provide independent oversight. To the extent the composition of the Board changes and/or grows in the future, the Board may re-evaluate the need for an independent chairperson.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by our governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual directors’ participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the company.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to the Company’s officers, directors, employees, and contractors.

We have adopted a corporate Code of Business Conduct and Ethics (the “Code”) that applies to all our employees including our principal executive officer, principal financial officer, and principal accounting officer and is administered by our Chief Financial Officer, John Price, and the Chair of the Nomination and Corporate Governance Committee, Martin Burian. We believe our Code provides written standards for deterring, and is reasonably designed to deter, wrongdoing. The purpose of our Code is to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Our Code is available on our website at https://www.assureneuromonitoring.com/. A copy of the Code will be provided to any person without charge upon written request to the Company at its administrative office: Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado. We intend to disclose on our website any waiver from a provision of our Code that applies to any of our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions that relates to any element of our Code.

Hedging Policy

The Company’s share trading policy prohibits hedging or monetization transactions. The policy sets forth hedging or monetization transactions as transactions that can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. The policy notes that these transactions may permit continued ownership of the Company’s securities obtained through employee benefit plans or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into these types of transactions may no longer have the same objectives as the Company’s other shareholders. In addition, under the policy no director or officer of the Company is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any the Company’s securities granted as compensation or held, directly or indirectly, by such director or officer.

BOARD COMMITTEES

The Board has established an Audit Committee, a Nomination & Corporate Governance Committee, a Compensation Committee and a Medical Monitoring Advisory Committee, as the four committees of the Board. Terms of reference for each committee, which delineate the mandate of the committee, the composition of the committee, the frequency of committee meetings and other relevant matters, have been approved and adopted by the Board.

Audit Committee and Audit Committee Financial Expert

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Standards. The Audit Committee, in accordance with its written charter, is responsible for reviewing and approving the financial statements and public reports of the Company, considering the existence and adequacy of internal and management controls and reviewing and approving material accounting policies and measurements. The Audit Committee is also responsible for reviewing the annual audit and quarterly reviews and communicating directly with the external auditor as to their findings.

The Audit Committee’s mandate provides for regularly scheduled meetings to review and approve annual audited financial statements and quarterly unaudited financial statements and other reports to stockholders. Additional meetings may be held as warranted with respect to public financing initiatives and other material transactions. In addition, the Audit Committee has the authority to pre-approve non-audit services which may be required from time to time. The Charter for the Audit Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our Audit Committee consists of John Flood (Chairperson), Martin Burian and Christopher Rumana. The Board has determined that all members of the Audit Committee are “independent” and “financially literate,” within the meaning of such terms in NI 52-110, and that all members are “independent” within the meaning of Rule 5605 of the NASDAQ Standards and Rule 10A-3 of the Exchange Act. Our Board has determined that Martin Burian qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K based on education, professional designations held, experience and background.

Audit Committee Report*

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board, which is reviewed by the Board and the Audit Committee annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and the NASDAQ Standards. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K of the Exchange Act, the Board has identified Martin Burian as the “Audit Committee Financial Expert.” A copy of the Audit Committee Charter is available on the Company’s website at https://www.assureneuromonitoring.com/.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for stockholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for the fiscal year ended December 31, 2020.

First, the Audit Committee discussed with Baker Tilly US, LLC (“Baker Tilly”) those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Baker Tilly the independence of Baker Tilly and received from Baker Tilly the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and Baker Tilly, the Company’s audited financial statements for the fiscal year ended December 31, 2020 and the related management’s discussion and analysis to be included in the Company’s Annual Report on Form 10-K.

Based on the discussions with Baker Tilly concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Submitted by:

Audit Committee of the Board of Directors

/s/ John Flood (Chair)

/s/ Martin Burian

/s/ Christopher Rumana

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Compensation Committee

The Compensation Committee’s mandate provides for regularly scheduled meetings to review the processes and procedures as may be reasonably necessary to allow the Compensation to make recommendations to the Board with respect to executive compensation. The Compensation Committee administers the Company’s Stock Option Plan, and determines all direct, indirect and incentive compensation and benefits of the executive management team. The Compensation Committee has the authority to form and delegate all or a portion of its duties and authority to subcommittees or individuals; communicate directly with officers, employees, and legal counsel; and in its discretion, may obtain advice from a compensation consultant. The Charter for the Compensation Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our Compensation Committee consists of Steven Summer (Chairperson), Martin Burian, Christopher Rumana, and John Flood. The Board has determined that all members of the Compensation Committee are “independent” within the meaning of such terms in NI 52-110. The Board also has determined that all members of the Compensation Committee are “independent” within the meaning of Rule 5605 of the NASDAQ Standards.

Compensation Committee Interlocks and Insider Participation

None of the anticipated members of our Compensation Committee is an officer or employee of our Company, nor have they even been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Nomination & Corporate Governance Committee (“NCG Committee”)

The NCG Committee, in accordance with its charter, is responsible in assisting the Board in the exercise of their responsibilities as it relates to nomination and corporate governance matters delegated to it by the Board. The NCG Committee is also responsible for annually overseeing the evaluation of the effectiveness of the Board and its Committees and making recommendations to the Board with respect to any changes which may be advisable to improve the functioning of the Board or any of its committees. The NCG Committee’s mandate provides for regularly scheduled meetings to review the corporate governance guidelines applicable to the Company. The Charter for the NCG Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our NCG Committee consists of Martin Burian (Chairperson), Steven Summer, and John Flood. The Board has determined that all members of the NCG Committee are “independent” within the meaning of such terms in NI 52-110. The Board has determined that all members of the NCG Committee are “independent” within the meaning of Rule 5605 of the NASDAQ Standards.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates. In identifying qualified candidates for nomination to the Board, the NCG Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

While we do not have a formal diversity policy, the NCG intends to adopt a formal policy and plans to meet NASDAQ board diversity recommendations in 2022. The NCG Committee gives due consideration to characteristics, such as gender, age, ethnicity, disability, sexual orientation and geographic representation, which contribute to board diversity. The NCG Committee may, in addition to conducting its own search, engage qualified independent advisors to assist in identifying prospective diverse director candidates that meet the selection criteria established by the Board and that support its diversity objectives. In implementing its responsibilities, the NCG Committee will take into account the Board’s diversity objectives and the diverse nature of the business environment in which the Company operates, as well as the need to maintain flexibility to effectively address succession planning and to ensure that the Company continues to attract and retain highly qualified individuals to serve on the Board.

The Board does not adhere to any specific targets or quotas in determining Board membership but the Board is committed to increasing diversity on the Board and realizes the potential benefits from new perspectives that could be gained through increasing diversity within the Board’s ranks. The NCG Committee strives to see diversity, inclusion and equity in connection with its vision and mission for the Board and the Company.

Nomination Responsibilities and Duties

The Board believes that directors should ideally reflect a mix of experience and other qualifications important to the Board’s role in oversight of the Company. While there is no firm requirement of minimum qualifications or skills that candidates must possess we week directors with high integrity and experience relevant to our business and public company listings in order to maintain a board with a mix of skills and experience. The NCG Committee evaluates director candidates based on a number of qualifications, including their resume, independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the NCG Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The qualifications of each of the Company’s directors are set forth in their respective biographies in this Proxy Statement.

The NCG Committee does not have a policy pursuant to which it considers director candidates recommended by stockholders. It is the NCG Committee’s view that a formal policy is not necessary because stockholders can make recommendations to the NCG Committee by writing to: NCG Committee Chair c/o Corporate Secretary at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237 and the Company’s bylaws contain provisions pursuant to which Company’s stockholders can nominate a person for election to the Board at stockholders meetings.

The Company’s bylaws permit certain stockholders to nominate persons for election to the Board. Pursuant to the bylaws, any person (a “Nominating Shareholder”) (i) who, at the close of business on the date of the giving of a notice for a nomination and on the record date for notice of the applicable meeting of stockholders, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (ii) who complies with the notice procedures set forth below, may nominate persons for election to the Board. The Nominating Shareholder must give timely written notice, in proper form, to the Corporate Secretary of the Company at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237 to make a nomination.

To be timely, a Nominating Shareholder’s notice to the corporate secretary of the Company must be made (i) in the case of an annual meeting of stockholders, not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting of stockholders (which is not also an annual meeting of stockholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of stockholders was made.

To be in proper written form, a Nominating Shareholder’s notice to the corporate secretary of the Company must set forth:

•	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address and residential address of the person, (B) the principal occupation(s) or employment(s) of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable laws; and

•	as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws. The Company may require any proposed nominee to furnish such other information as may be required under applicable law or the rules of any stock exchange on which the Company’s securities are listed to determine the eligibility of such proposed nominee to serve as an independent director on the Board.

Medical Monitoring Advisory Committee

The Medical Monitoring Advisory Committee, is responsible for assisting the Board in (i) establishing best practices related to the Company’s, including its subsidiaries, performance of services, (ii) continually evolving and refining techniques, process and procedures to ensure the highest quality of services, (iii) understanding how technology and equipment can be used and implemented to ensure the highest quality of services, and (iv) making recommendations to the Board on matters delegated to it by the Board from time to time. It is the intention of the Board that the Medical Monitoring Advisory Committee be comprised, in part, of medical professionals who can assist the Company with establishing, through research, development, and implementation of best practices and technology advancements, processes and operational infrastructure aimed at increasing the rate of successful outcomes in patient cases as a result of the use of intraoperative monitoring.

Currently, our Medical Monitoring Advisory Committee consists of Dr. Rumana (Chairperson), Mr. Summer, Mr. Parsons and Dr. Isador Lieberman.

Dr. Isador Lieberman, M.D., M.B.A, FRCSC, was appointed to our Medical Monitoring Advisory Committee on March 18, 2021. Dr. Lieberman is a fellowship trained Orthopaedic and Spinal Surgeon. He is board certified by the American Board of Orthopaedic Surgery and holds specialist certification from the Royal College of Physicians and Surgeons of Canada. Dr. Lieberman completed medical school and residency at the University of Toronto and completed Spine Surgery and Trauma Surgery fellowships at the Toronto Hospital in Canada and at Queen’s Medical Center in Nottingham, England. Dr. Lieberman joined the Texas Back Institute in 2010 and is currently the president and director of its scoliosis and spine tumor program. Prior to joining Texas Back Institute he served as teaching faculty at the University of Toronto, then was recruited to the Cleveland Clinic. His research interests include; clinical outcomes in spinal surgery, biomechanics of spinal implants, robotics for spinal surgery and disc replacement technologies. Dr. Lieberman has conceived and developed a number of spinal surgery instruments and implants and holds over thirty issued U.S. patents. He has been recognized internationally for contributions to minimally invasive/endoscopic spinal surgery and robotics and navigation for spine surgery. In addition, Dr. Lieberman established the Uganda Spine Surgery Mission. Over the past fifteen years this organization has provided more than 250 operations to Ugandans afflicted with spinal ailments including scoliosis.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our independent directors for the fiscal year ended December 31, 2020. On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

		Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name		($)	($)	($)	($)	($)	($)	($)
Martin Burian, (1)(2)	2020	$50,000	Nil	Nil	Nil	Nil	Nil	$50,000
Lead Independent Director
Christopher Rumana, (1)(3)	2020	$50,000	Nil	Nil	Nil	Nil	Nil	$50,000
Independent Director
Steven Summer, (1)(4)	2020	$50,000	Nil	Nil	Nil	Nil	Nil	$50,000
Independent Director
Scott Page, (1)(5)	2020	$34,212	Nil	Nil	Nil	Nil	Nil	$34,212
Former Independent Director

(1)	All directors who are not employees of the Company are entitled to receive a quarterly retainer of $10,000 for their services as directors of the Company and a quarterly retainer of $2,500 for serving on a committee of the Company.
(2)	As of December 31, 2020, Mr. Burian has options to purchase (a) 15,000 common shares of the Company at an exercise price of Cdn$11.15 or $9.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Burian on October 1, 2018; and (b) 30,000 common shares of the Company at an exercise price of $7.80 or Cdn$10.35 which expire on January 16, 2024, pursuant to options awarded to Mr. Burian on January 16, 2019. As of December 31, 2020, all of 5,000 options granted on May 11, 2017 have vested, 11,000 of the options granted on October 1, 2018 have vested with the balance vesting in increments of 2,000 options each April 1 and October 1, until such time that the options have fully vested on October 1, 2021, and 14,000 of the options granted on January 16, 2019 have vested with the balance of options vesting in increments of 4,000 options each July 16 and January 16, until such time that the options have fully vested on January 16, 2022. On January 29, 2021, Mr. Burian was granted 10,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.
(3)	As of December 31, 2020, Dr. Rumana has options to purchase 30,000 common shares of the Company at an exercise price of $7.80 or Cdn$10.35 which expire on January 16, 2024, pursuant to options awarded to Dr. Rumana on January 16, 2019. As of December 31, 2020, of 30,000 options granted on January 16, 2019, 14,000 had vested, with the balance of options vesting in increments of 4,000 options each July 16 and January 16, until such time that the options have fully vested on January 16, 2022. On January 29, 2021, Mr. Rumana was granted 20,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.

(4)	As of December 31, 2020, Mr. Summer has options to purchase 30,000 common shares of the Company at an exercise price of Cdn$8.55 which expire on October 4, 2024, pursuant to options awarded to Mr. Summer on October 4, 2019. As of December 31, 2020, of 30,000 options granted on October 4, 2019, 14,000 have vested, with the balance of options vesting in increments of 4,000 options each April 4 and October 4, until such time that the options have fully vested on October 4, 2022. On January 29, 2021, Mr. Summer was granted 20,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.
(6)	Mr. Page served as a director of the Company from November 29, 2018 to September 4, 2020. All options granted to Mr. Page expired unexercised.

OTHER GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

The Compensation Committee of the Board oversees the Company’s executive compensation programs that are both motivational and competitive for executive officers and other members of senior management. Additionally, the Compensation Committee is charged with reviewing and approving all compensation decisions relating to the executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. At least once each year, and at such other times as is necessary, the Board reviews any and all relationships that each director has with the Company. The Board has determined that none of the Compensation Committee members has any material business relationship with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•	to review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board for approval;

•	to produce an annual report on senior executive officer compensation for inclusion in the Company’s annual report or the proxy statement relating to its annual meeting of stockholders;

•	to review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

•	to establish peer groups of comparable companies and targeting competitive positioning for the Company’s compensation programs; and

•	to consider the implications of the potential risks associated with the Company’s compensation policies and programs; and

•	to review and make recommendations to the Board with respect to the compensation of the senior executive officers.

Overview of Executive Compensation Program

The objectives of our executive compensation policy are to attract and retain individuals of high caliber to serve as officers, to motivate their performance in order to achieve our strategic objectives and to align the interests of executive officers with the long term interests of our stockholders. Short-term compensation, including base salaries and annual performance bonus, is used to attract and retain employees. Long-term compensation, including our Stock Option Plan and Equity Incentive Plan, is used to reward growth in asset value per share.

Our compensation policy is reviewed and examined annually by the Compensation Committee in accordance with its charter. The Compensation Committee considered the implications of the risks associated with our compensation policies and practices and did not identify any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

We do not have any written policies which prohibit a named executive officer or director from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the named executive officer or director.

For the purposes of this Proxy Statement, named executive officers or “NEOs” means each of the following individuals:

(a)	each individual who, in respect of the Company, during any part of the financial year ended December 31, 2020, served as chief executive officer, including an individual performing functions similar to a chief executive officer (“CEO”) of the Company;

(b)	the Company’s two most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year;

(c)	up to two individuals who would be an NEO under paragraph (b) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, as of December 31, 2020.

During the financial year ended December 31, 2020, we had three NEOs: Preston Parsons (founder), John Farlinger (CEO), and Trent Carman (CFO). Mr. Farlinger was appointed the CEO on August 28, 2019. Prior to his appointment as CEO, Mr. Farlinger was appointed as Interim Chief Executive Officer on May 15, 2018. Mr. Carman was appointed CFO of October 22, 2018. On March 26, 2021, we announced that Trent Carman was retiring as our Chief Financial Officer effective March 26, 2021, and will remain as an advisor through December 31, 2021, to assist in the transition of his duties.

Compensation Elements and Rationale

Executive officer (including the NEOs) compensation consists of essentially three components: (i) base salary; (ii) annual performance bonus; and (iii) the equity compensation under our Stock Option Plan as amended, Equity Incentive Plan as amended, 2021 Stock Incentive Plan, 2021 Employee Stock Purchase Plan, or written grant agreements. Each component of our executive officer compensation arrangements are briefly described below.

Base Salaries

Salaries for executive officers and other members of senior management are determined by evaluating the responsibilities of each executive’s position, as well as the experience and knowledge of the individual, with a view to market competitiveness. Assure benchmarks its executive salaries, by position and responsibility, against other comparable business enterprises. The base salaries for executive officers are reviewed in the fourth quarter of each financial year for the ensuing year by the NCG Committee. Annual salary adjustments take into account the market value of the executive’s role, the executive’s performance throughout the year and the economic factors that affect Assure’s industry and marketplace.

Retention of executive officers is a risk considered by the Compensation Committee in setting base salaries.

Annual Performance Bonus

Each executive is eligible to receive an annual bonus (the “Annual Bonus”) based upon achievement of milestones established by the Compensation Committee. The Annual Bonus is determined, at the discretion of the Compensation Committee at the beginning of each year and is paid during the first quarter of the subsequent year. If the executive voluntarily resigns from their employment with us or if their employment is terminated for cause prior to payment of the Annual Bonus, they shall not be entitled to receive payment of the Annual Bonus, or any portion thereof, whether prorated or otherwise.

Our Annual Bonus provides NEOs and key employees with the opportunity to earn annual incentive awards in respect of their leadership and contribution towards enhanced levels of operating performance. As such, the Annual Bonus is designed to increase alignment with Assure’s strategic and operational goals with awards earned based on the achievement of both financial and personal performance goals.

The “financial performance” of each executive (including NEOs) is measured and calculated on three pre-established annual financial performance measure (the “Financial Performance Measure”). The Financial Performance Measures are designed around key drivers of profitability and operational cash flow, namely: (i) revenue growth; (ii) EBITDA growth; and (iii) cash flow growth, increase in procedures and other identified metrics. For each Financial Performance Measure, there are three performance levels set: threshold, target and maximum.

The ‘personal performance’ of each executive is measured against the extent to which each executive achieves his or her personal strategic objective (“Personal Strategic Objective”). The Personal Strategic Objectives are set by the executives in conjunction with the CEO at the commencement of each fiscal year and are expressed with reference to specific, measurable targets and given a weighting for each.

Equity Compensation

Options and Awards are granted by the Board at the recommendation of the NCG Committee. In monitoring or adjusting the option allotments, the NCG Committee takes into account its own observations on individual performance (where possible) and its assessment of individual contribution to shareholder value, previous option grants and the objectives set for the NEOs. The scale of options is generally commensurate to the appropriate level of base compensation for each level of responsibility. The NCG Committee makes these determinations subject to and in accordance with the provisions of the Amended Stock Option Plan.

See “Equity Compensation Plans” below for a description of our current equity compensation plans – the Amended 2020 Stock Option Plan, the 2020 Equity Incentive Plan, the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan. As stated below, on November 4, 2021, the Board approved and the Company adopted the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan (the “2021 Plans”), subject to stockholder approvals at the Annual Meeting. Moving forward, the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan will remain in effect; however, the Company intends to grant all its future awards under the 2021 Stock Incentive Plan. In addition, executive officers will have the right to participate in the 2021 Employee Stock Purchase Plan along with other employees of the Company.

Compensation Governance

The Compensation Committee exercises general responsibility regarding overall employee and executive officer compensation. It determines the total compensation of the Chief Executive Officer, Chief Financial Officer and other senior executives of the Company, all subject to Board approval. The Compensation Committee also meets with the Chief Executive Officer to review all other salaries and compensation items. These salaries and compensation items are ultimately approved by the Board annually in the overall general and administrative expense budget.

Options and Awards are also granted by the Board at the recommendation of the Compensation Committee. In monitoring or adjusting the option allotments, the Compensation Committee takes into account its own observations on individual performance (where possible) and its assessment of individual contribution to stockholder value, previous option grants and the objectives set for the NEOs. The scale of options is generally commensurate to the appropriate level of base compensation for each level of responsibility. The Compensation Committee makes these determinations subject to and in accordance with the provisions of the Amended 2020 Stock Option Plan.

Compensation Committee Report*

The Compensation Committee oversees our compensation program for our NEOs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and recommended to the Board that the Compensation Discussion and Analysis contained in this Proxy Statement be included in this Proxy Statement and the Company’s Annual Report on Form 10-K.

Submitted by:

Compensation Committee of the Board of Directors

/s/ Steven Summer (Chair)

/s/ Martin Burian

/s/ Christopher Rumana

/s/ John Flood

*	The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Summary Compensation Table

The following table sets forth the compensation earned by the NEOs for the years ended December 31, 2020, 2019, and 2018 and are set out below and expressed in the currency of the United States unless otherwise noted. On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

SUMMARY COMPENSATION TABLE

							Change in
							pension value
							and
							nonqualified
						Non-Equity	deferred
				Stock	Option	Incentive Plan	compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
John Farlinger, (1)	2020	306,583	200,000	315,600	Nil	Nil	Nil	48,484	870,667
Executive	2019	285,000	130,000	Nil	117,000	Nil	Nil	43,075	575,075
Chairperson and	2018	203,621	96,000	Nil	302,000	Nil	Nil	15,634	617,255
Chief Executive Officer
Trent Carman, (2)	2020	162,776	81,676	210,400	Nil	Nil	Nil	22,067	476,919
Former Chief	2019	238,001	85,000	Nil	157,000	Nil	Nil	19,108	499,109
Financial	2018	38,334	20,000	Nil	Nil	Nil	Nil	—	58,334
Officer
Preston Parsons,	2020	285,000	647,645	Nil	Nil	Nil	Nil	31,500	964,145
(3)(4)(5)	2019	265,270	85,000	Nil	Nil	Nil	Nil	33,400	383,670
Founder and Director	2018	137,975	90,000	Nil	Nil	Nil	Nil	62,742	290,717

(1)	Mr. Farlinger was appointed to Chief Executive Officer and Executive Chairperson on August 28, 2019. Prior to his appointment as Chief Executive Officer and Executive Chairperson, Mr. Farlinger was appointed as Interim Chief Executive Officer and Executive Chairperson on May 15, 2018. Mr. Farlinger received a car allowance of $17,956 and a matched retirement investment contribution of $30,528 paid by Assure, which values have been included in the column “All Other Compensation”. Stock Awards consists of a grant of 60,000 performance shares referenced in note (5). On January 29, 2021, Mr. Farlinger was granted 90,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.
(2)	Mr. Carman was appointed Chief Financial Officer on October 22, 2018. Mr. Carman received a car allowance of $6,000 and a matched retirement investment contribution of $16,067 paid by Assure, which value has been included in the column “All Other Compensation”. Stock Awards consist of a grant of 40,000 performance shares referenced in note (5). The performance shares vested as of Mr. Carmen’s retirement date. Mr. Carman retired as our Chief Financial Officer effective March 26, 2021.
(3)	Mr. Parsons was appointed the Chief Executive Officer of Assure following completion of the Qualifying Transaction on May 24, 2017. As of May 15, 2018, Mr. Parsons was no longer an officer of Assure and remains a director of Assure. Mr. Parsons received a car allowance of $14,400, and a matched 401k amount of $17,100 paid by Assure, which values have been included in the column “All Other Compensation”.

(4)

As a result of the circumstances which led to the resignation of our former auditor, EKS&H LLP, and two management cease trade orders (May 1, 2018 and August 7, 2018, revoked on August 20, 2018), we entered into negotiations with Preston Parsons, our founder and a director, and Matthew Willer, a former officer and director, with respect to certain matters. We settled these matters as follows:

On January 9, 2019 we announced that we entered into a settlement agreement on August 6, 2018, pursuant to which Mr. Parsons agreed to repay certain reclassified expenses and pledge certain collateral to secure payment. Mr. Parsons surrendered for cancellation 292,278 of the shares held by him at a price of $7.50 per share. Additionally, Mr. Parsons voluntarily surrendered 200,000 options to allow us to grant options to retain employees and competitively recruit strong professional talent. Mr. Parsons also agreed to modify the performance stock grant agreement dated November 8, 2016, which granted Mr. Parsons the right to receive 1,000,000 shares (“Performance shares”), to increase certain performance requirements to earn the Performance shares.

a.

On March 4, 2019, we announced that we entered into a settlement and mutual release agreement with Mr. Willer (the “Settlement Agreement”), pursuant to which we cancelled 90,000 stock options (which were granted to Mr. Willer prior to our listing on the TSX-V) and to amend Mr. Willer’s right to receive 200,000 Performance shares (granted to Mr. Willer under a performance stock grant agreement) to withhold performance shares to pay liabilities to Assure and under certain third-party contracts and tax liabilities owed in connection with the issuance of Performance shares. The remaining Performance shares will be issued to Mr. Willer at a price to be determined on the issuance date based on the market price of shares at the issuance date and in accordance with the policies of the TSX-V. In December 2020, Mr. Willer entered into a settlement agreement with certain of his creditors. On January 25, 2021, we issued 43,968 of the 200,000 Performance shares to certain of Mr. Willer's creditors in connection with that settlement. All performance shares were settled as of June 30, 2021.

(5)	On March 4, 2020, Mr. Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 340,000 of the 1,000,000 Performance shares to which he is entitled to certain employees and senior management, including John Farlinger (60,000 shares) and Trent Carman (40,000 shares). On December 29, 2020, Assure issued the 1,000,000 Performance shares under Restricted Stock Award Agreements including to Mr. Parsons (660,000 shares), Mr. Farlinger (60,000 shares and Mr. Carman (40,000 shares). The restricted stock is subject to forfeiture under the terms of Restricted Stock Award Agreements and will vest on December 31, 2021 or earlier upon satisfaction of certain conditions.

Grants of Plan-Based Awards Table

The following table discloses all compensation securities granted or issued to each NEO by Assure in the most recently completed financial year ended December 31, 2020 for services provided or to be provided, directly or indirectly, to Assure. On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

GRANTS OF PLAN BASED AWARDS

Closing
					price of	Closing
		Number of			security or	price of
		compensation			underlying	security or
		securities,		Issue,	security	underlying
	Type of	number of	Date of	conversion or	on date	security
Name and	compensation	underlying	issue or	exercise price	of grant	at year end	Expiry
Principal Position	security	securities	grant	($)	($)	($)	Date
John Farlinger, (1)
Executive Chairperson and Chief Executive Officer	Restricted Stock	60,000 shares	3/4/2020	US$5.15(5)		US$5.15(5)	12/31/2021
Trent Carman, (2)
Former Chief Financial Officer	Restricted Stock	40,000 shares	3/4/2020	US$5.15(5)	US$5.26	US$5.15(5)	12/31/2021
Preston Parsons, (3)(4) Founder and Director	Restricted Stock	660,000 shares	11/8/2016	US$5.15(5)	US$5.26	US$5.15(5)	12/31/2021

(1)	As of December 31, 2020, Mr. Farlinger had an aggregate of 83,800 options to purchase common stock of the Company. The options are exercisable to purchases: (a) 60,400 shares of the Company at an exercise price of Cdn$11.15 or $9.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Farlinger on October 1, 2018; and (b) 23,400 shares of the Company at an exercise price of $7.80 or Cdn$10.35 which expire on January 16, 2024. As of December 31, 2020, Mr. Farlinger had received 83,800 options and 36,200 options remain outstanding which will be issued in accordance with the policies of the TSX-V. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 340,000 Performance shares to certain employees and senior management, including Mr. Farlinger (60,000 shares). On December 29, 2020, Assure issued 60,000 Performance shares to Mr. Farlinger, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions. On January 29, 2021, Mr. Farlinger was granted 90,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.
(2)	As of December 31, 2020, Mr. Carman has no options to purchase common stock of the Company. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 340,000 Performance shares to certain employees and senior management, including Mr. Carman (40,000 shares). On December 29, 2020, Assure issued 40,000 Performance shares to Mr. Carman, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions. Mr. Carman retired as our Chief Financial Officer effective March 26, 2021.
(3)	As part of a stock grant agreement dated November 8, 2016, while Assure was still operating privately, Mr. Parsons was granted the right to receive 1,000,000 shares upon satisfaction of certain performance conditions. On March 4, 2020, Mr. Parsons agreed to reallocate 340,000 shares of restricted common stock to six employees and/or officers of Assure, including John Farlinger, our CEO (60,000 shares) and Trent Carman, our CFO (40,000 shares), under the terms of Incentive Stock Agreements. On December 29, 2020, Assure issued 660,000 Performance shares to Mr. Parsons, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions.
(4)	As part of a stock grant agreement dated November 8, 2016, while Assure was still operating privately, Mr. Parsons was granted the right to receive 1,000,000 shares upon satisfaction of certain performance conditions. On March 4, 2020, Mr. Parsons agreed to reallocate 340,000 shares of restricted common stock to six employees and/or officers of Assure, including John Farlinger, our CEO (60,000 shares) and Trent Carman, our CFO (40,000 shares), under the terms of Incentive Stock Agreements. On December 29, 2020, Assure issued 660,000 Performance shares to Mr. Parsons, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions.
(5)	The closing price of the shares on December 31, 2020 was US$5.15.

Outstanding Equity Awards Table

The following table discloses the particulars of unexercised options, stock that has not vested and equity incentive plan awards for our NEOs for the last completed fiscal year ending December 31, 2020. On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
			Equity					Awards:	Awards:
			Incentive				Market	Number	Market
			Plan			Number	Value	of	or Payout
			Awards:			of	of	Unearned	Value of
			Number of			shares	shares	shares,	shares,
	Number of	Number of	Securities			or	or Units	Units or	Units or
	Securities	Securities	Underlying			Units of	of	Other	Other
	Underlying	Underlying	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
Name and	Options (#)	Options (#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Principal Position	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
John Farlinger, (1)	60,400	Nil	Nil	$9.00	10/1/2023	60,000	$315,600	Nil	Nil
Executive Chairperson and Chief Executive Officer	23,400			$7.80	1/16/2024
Trent Carman, (2) Former Chief Financial Officer	Nil	Nil	Nil	NA	NA	40,000	$210,400	Nil	Nil
Preston Parsons, (3) Founder and Director	200,000	Nil	Nil	$0.25	8/25/2025	660,000	$3,471,600	Nil	Nil

(1)	As of December 31, 2020, Mr. Farlinger has an aggregate of 83,800 options to purchase common stock of the Company. The options are exercisable to purchases: (a) 60,400 shares of the Company at an exercise price of Cdn$11.15 or $9.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Farlinger on October 1, 2018; and (b) 23,400 shares of the Company at an exercise price of $7.80 or Cdn$10.35 which expire on January 16, 2024. As of March 30, 2021, 60,400 options held by Mr. Farlinger are outstanding and have vested. As of December 31, 2020, Mr. Farlinger has received 83,800 options and 36,200 options remain outstanding which will be issued in accordance with the policies of the TSX-V. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 340,000 Performance shares to certain employees and senior management, including Mr. Farlinger (60,000 shares). On December 29, 2020, Assure issued 60,000 Performance shares to Mr. Farlinger, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions. On January 29, 2021, Mr. Farlinger was granted 90,000 stock options exercisable to acquire shares of common stock of Assure at $5.30 (Cdn$6.80) per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.

(2)	As of December 31, 2020, Mr. Carman has no options to purchase common stock of the Company. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 340,000 Performance shares to certain employees and senior management, including Mr. Carman (40,000 shares). On December 29, 2020, Assure issued 40,000 Performance shares to Mr. Carman, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions. Mr. Carman retired as our Chief Financial Officer effective March 26, 2021.
(3)	As of December 31, 2020, Mr. Parsons has options to purchase 200,000 shares of the Company at an exercise price of $0.25 which expire on August 25, 2025, pursuant to options awarded to Mr. Parsons on August 25, 2015. As of December 31, 2019, all of the 200,000 options held by Mr. Parsons have vested. As part of a stock grant agreement dated November 8, 2016, while Assure was still operating privately, Mr. Parsons was granted the right to receive 1,000,000 shares upon satisfaction of certain performance conditions. On March 4, 2020, Mr. Parsons agreed to reallocate 340,000 shares of restricted common stock to six employees and/or officers of Assure, including John Farlinger, our CEO (60,000 shares) and Trent Carman, our CFO (40,000 shares), under the terms of Incentive Stock Agreements. On December 29, 2020, Assure issued 660,000 Performance shares to Mr. Parsons, subject to forfeiture under the terms of Restricted Stock Award Agreement with vesting on December 31, 2021 or earlier upon satisfaction of certain conditions. The closing price of the shares on December 29, 2020 was US$5.20.

Option Exercise and Vested Stock

There were no option exercises or stock that vested on an aggregated basis for our NEOs during the year ended December 31, 2020.

Pension Plans, Defined Benefit Plans, Deferred Compensation Plans

The Company has not established a pension plan, defined benefits plan, or deferred compensation plan.

Potential Payments Upon Termination or Change-In-Control

The Company does not currently have any employment agreements which include material payments related to termination or change-in-control.

Agreements with Named Executive Officers

The Company has entered into employment agreements with certain NEOs. The agreements establish the terms and conditions that will apply during their employment with the Company as well as the terms and conditions that will apply upon their termination of employment.

John Farlinger, Executive Chairperson, Chief Executive Officer

 The Company entered into an employment agreement with John Farlinger effective June 1, 2018. Mr. Farlinger is employed as Chief Executive Officer of the Company and provides corporate management, financial strategy, capital market advisory, business expansion, compliance and advisory, corporate communications and general operational services to the Company that are relevant to his position. As compensation, Mr. Farlinger received an annual salary of $306,583 during the financial year ended December 31, 2020 and was granted 83,800 options to purchase shares. In addition, Mr. Farlinger is entitled to four weeks per year of vacation. The Company reimburses Mr. Farlinger for reasonable and customary “out of pocket” expenses. Mr. Farlinger is entitled to insurance benefits, sick leave, personal leave, a car allowance, a 401k matching plan of up to 6%, performance based bonuses allocated at the discretion of the Board, a phone allowance and stock options pursuant to the Stock Option Plan. The agreement contains customary confidentiality arrangements for an executive in the healthcare industry and provides that for one year following the termination of Mr. Farlinger’ s employment with the Company, he will not directly or indirectly engage in any business competitive with the Company.

Trent Carman, Chief Financial Officer

The Company entered into an offer of employment with Trent Carman effective September 19, 2018. Mr. Carman was employed as the Chief Financial Officer of the Company. As compensation, Mr. Carman received an annual salary of $286,583 during the financial year ended December 31, 2020. In addition, Mr. Carman was entitled to four weeks per year of vacation, insurance benefits, a 401k matching plan of up to 6%, performance based bonuses allocated at the discretion of the board of up to 60% of his base annual salary, a phone and car allowance, paid parking and incentive stock options pursuant to the Stock Option Plan. The agreement provides for an employment-at-will policy allowing for termination of the agreement at any time by both Mr. Carman and the Company. Mr. Carman retired as our Chief Financial Officer effective March 26, 2021.

Preston Parsons, Director, Founder and Director

Assure Holdings entered into an employment agreement with Preston Parsons effective November 7, 2016, which employment agreement was transferred to the Company following completion of the Qualifying Transaction. The employment agreement with Mr. Parsons set out his responsibilities as Chief Executive Officer. However, as disclosed, on May 15, 2018, Mr. Parsons resigned as the Chief Executive Officer of the Company and assumed the responsibility of working to generate increased revenue by engaging new surgeons to its platform, executing on the Company’s multi-state expansion strategy and expanding the Company’s Neuromonitoring services. To date, no new employment agreement has been entered into with Mr. Parsons and the Company. As compensation, Mr. Parsons received an annual salary of $274,916 during the financial year ended December 31, 2020. In addition, Mr. Parsons is entitled to four weeks per year of vacation with an additional week granted for each completed year of employment and Assure reimburses Mr. Parsons for reasonable and customary “out-of-pocket” expenses. Mr. Parsons is entitled to insurance benefits, sick leave, personal leave, a car allowance, a 401k matching plan of up to 6%, performance based bonuses allocated at the discretion of the Board, a phone and home office allowance and stock options pursuant to the Stock Option Plan. The agreement contains customary confidentiality arrangements for an executive in the healthcare industry and provides that for one year following the termination of Mr. Parsons’ employment with the Company, he will not directly or indirectly engage in any business competitive with the Company. The employment agreement is governed by the laws of the State of Colorado and has a term of 5 years. Either party is able to terminate the agreement at any time upon 30 days written notice. If the Company terminates the contract, Mr. Parsons shall be entitled to compensation for three months of annualized compensation for every one year of employment beyond the termination date unless Mr. Parsons is in violation of the contract. If Mr. Parsons is in violation of the contract, the Company may terminate employment without notice and will provide compensation to Mr. Parsons only to the date of such termination. The compensation paid under the contract shall be Mr. Parsons’ exclusive remedy.

John Price, Vice President of Finance, Chief Financial Officer (effective March 26, 2021)

Assure Holdings is currently in the process of negotiating an employment agreement with John Price to serve as its Chief Financial Officer. Per the terms of Mt. Price’s offer letter as the Vice President of Finance, as compensation, Mr. Price receives an annual salary of $240,000 starting November 30, 2020. In addition, Mr. Price is entitled to three weeks per year of vacation and Assure reimburses Mr. Price for reasonable and customary “out-of-pocket” expenses. Mr. Parsons is entitled to insurance benefits, sick leave, personal leave, a 401k matching plan of up to 6%, performance based bonuses allocated at the discretion of the Board, and stock options pursuant to the Stock Option Plan.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table sets out those securities of the Company which have been authorized for issuance under our equity compensation plan, as at December 31, 2020. On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

	Number of securities to be		Number of securities remaining
	issued upon exercise of	Weighted-average	available for future issuance
	outstanding options and	exercise price of	under equity compensation plans
	rights	outstanding options and	(excluding securities reflected in
Plan category	(a)	rights (b)	column (a)) (c)
Equity compensation plans approved by security holders	748,600	$5.25	378,978
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	748,600	$5.25	378,978

Equity Compensation Plan Descriptions

The Company currently has adopted and approved the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan. The Company is proposing that the stockholders approve at the Annual Meeting the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan. The intent of the Company and the Board is that while the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan will continue in existence in relation to the options and awards previously granted thereunder, the Board will not grant future options or awards thereunder. Instead, moving forward, only the 2021 Stock Incentive Plan will be used for the grant of options and awards to eligible participants thereunder.

The following is a description of the plans and the proposed amendments to the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan.

Amended 2020 Stock Option Plan

On November 4, 2021, the Board approved amendments for stockholder approval of our stock option plan, which amend the plan previously approved on November 29, 2018 and subsequently amended on November 20, 2019 and December 10, 2020 (the “Amended 2020 Stock Option Plan”).

The Amended 2020 Stock Option Plan, as amended, is attached hereto as Appendix D. The amendments approved by the Board and before the stockholders for approval are summarized below and set forth in full in Proposal 7.

The material features of the Amended 2020 Stock Option Plan are summarized below.

1.	Purpose of the Amended 2020 Stock Option Plan. The purpose of the Amended 2020 Stock Option Plan is to encourage share ownership by directors, senior officers and employees, together with consultants, who are primarily responsible for the management and growth of the Company. The number of shares, the exercise price per Common Share, the vesting period and any other terms and conditions of options granted pursuant to the Amended 2020 Stock Option Plan, from time to time, are determined and approved by the Board at the time of the grant, subject to the defined parameters of the Amended 2020 Stock Option Plan and compliance with the policies of the TSX-V.

2.	Maximum Plan Shares. The maximum aggregate number of shares that may be reserved for issuance pursuant to the exercise of options granted under the Amended 2020 Stock Option Plan shall not exceed ten percent (10%) of the issued and outstanding shares of the Company at the time of the grant. Notwithstanding the foregoing, the maximum aggregate number of shares which may be reserved for issuance as “Incentive Stock Options” (as defined in the Amended 2020 Stock Option Plan) granted under the Amended 2020 Stock Option Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 699,424 shares.

3.	Grant of Options. The Amended SOP is administered by the Board (or any committee to which the Board has delegated authority) and provides for grants of options to eligible participants in the discretion of the Board. The term and vesting provisions of any options will be fixed by the Board at the time of grant, subject to the terms of the Amended 2020 Stock Option Plan and the TSXV Corporate Finance Manual.

4.	Eligibility and Limitations. The following restrictions on issuances of options are applicable under the Amended 2020 Stock Option Plan: (a) no eligible participant will be granted options to acquire more than five percent (5%) of the issued and outstanding common shares of the Company in any twelve (12) month period, unless the Company has obtained disinterested shareholder approval; and (b) in any twelve (12) month period, options granted to all eligible participants conducting investor relations activities may not exceed two percent (2%) of the issued and outstanding common shares, calculated at the date such options are granted.

5.	Maximum Percentage to Insiders. The Company may not reserve for issuance such number of common shares pursuant to options granted to insiders at any point in time that exceeds ten percent (10%) of the issued and outstanding common shares of the Company nor can the Company grant to insiders, within a twelve (12) month period, an aggregate number of options, which exceeds ten percent (10%) of the issued and outstanding common shares of the Company as at the time of grant.

6.	Exercise Price. The exercise price of an option will be set by the Board at the time such option is granted under the Amended 2020 Stock Option Plan, and cannot be less than the Fair Market Value (defined in the Amended 2020 Stock Option Plan as a price that is determined by the Board, provided that such price cannot be less than the greater of (i) the volume weighted average trading price of the shares on the TSXV for the twenty trading days immediately prior to the grant date and (ii) the closing price of the shares on the TSXV on the trading day immediately prior to the grant date, unless otherwise required by any applicable accounting standard for the Company’s desired accounting for options or by the rules of the TSXV) of a share on the grant date, and no less than 110% of Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

7.	Vesting of Options. Vesting of options shall be at the discretion of the Board and, in the absence of a vesting schedule being specified at the time of grant, options shall vest immediately. Where applicable, vesting of options will generally be subject to the participant remaining employed by or continuing to provide services to the Company or any of its affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time. Options granted to eligible participants conducting investor relations activities shall vest in stages over a period that is not less than twelve (12) months, and with no more than 25% of the total options granted vesting in any applicable three (3) month period.

8.	Term and Expiry. The exercise period of each option cannot exceed ten (10) years. Upon termination of employment of the eligible participant all rights to purchase shares of the Company pursuant to the options granted under the Amended 2020 Stock Option Plan shall expire and terminate immediately except as follows: (a) expiry and termination of the granted options has been otherwise determined in the discretion of the Board or by the participant’s option granting agreement; (b) upon the death, disability or leave of absence of a participant, any vested options held by such participant will be exercisable by the participant’s lawful personal representatives, heirs or executors until the earlier of ninety (90) days after the date of death and the date of expiration of the term otherwise applicable to such options; (c) an option granted to any participant will expire thirty (30) days (or such other time, as shall be determined by the Board) after the termination of the participant’s continuous service; and (d) if a participant is dismissed for cause, such participant’s options, whether or not vested at the date of dismissal, will immediately terminate without the right to exercise such options.

9.	Disinterested Shareholder Approval. The Company will be required to obtain disinterested shareholder approval prior to any of the following actions – whether by reason of an amendment to the Amended Option Plan or otherwise – becoming effective: (a) the Amended Option Plan, together with all of the Company’s other previous compensation arrangements, could result at any time in: (i) the aggregate number of Common Shares reserved for issuance under options granted to insiders of the Company exceeding ten percent (10%) of the issued and outstanding Common Shares; (ii) the number of Common Shares issued to insiders upon exercise of options within a one (1) year period exceeding ten percent (10%) of the issued and outstanding Common Shares; or (iii) the issuance to any one Service Provider, within a twelve (12) month period, of a number of Common Shares exceeding 5% of the issued and outstanding Common Shares; or (b) any reduction in the exercise price of an option previously granted to an insider

10.	Adjustments. The Amended 2020 Stock Option Plan also provides for adjustments to outstanding options in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

11.	Amendments. The Amended 2020 Stock Option Plan provides that it may be amended by the Board or the Compensation Committee without stockholder approval, but in the case where the Company is listed on the TSXV, subject to the approval of the TSXV, to: (i) (i) correct typographical errors; (ii) clarify existing provisions of the 2020 Stock Option Plan, which clarifications do not have the effect of altering the scope, nature or intent of such provisions; and (iii) maintain compliance with any applicable laws. No such amendment, suspension or termination shall adversely affect rights under any options previously granted without the consent of the optionees to whom such options were granted.

12.	Governing Law. The Amended 2020 Stock Option Plan is governed and construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein.

The Board approved the Amended 2020 Stock Option Plan to permit flexibility in the exercise of stock options and withholding tax options. The material amendment of the Amended 2020 Stock Option Plan proposed for adoption by the stockholders is summarized below.

Payment of Exercise Price. Section 7.2 of the Amended 2020 Stock Option Plan, which previously provided for payment of the exercise price in full and the payment of any amounts the Company determined must be withheld for tax purposes in cash or certified cheque has been amended to provide that payment shall be delivered in one or more of the following forms, as determined by the Company: (i) cash or cheque made payable to the Company; (ii) to the extent permitted by the policies of the Company and subject to applicable securities laws, a broker-assisted sale of shares sufficient to cover the exercise price; (iii) unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Company and subject to applicable securities law, in shares held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings and valued at a fair market value on the exercise date; or (iv) unless the Company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, shares withheld by the Company equivalent in value to the exercise price pursuant to a “Notice of Cashless Settlement” provided by the Company.

As of November 2, 2021, the maximum aggregate number of shares available for issuance pursuant to the exercise of the stock options granted or to be granted under the Amended 2020 Stock Option Plan is 1,183,930 shares (which represented 10% of the 11,839,304 shares issued and outstanding). Of this amount, 1,183,600 shares have been issued and 330 shares are available for future issuance under the Amended 2020 Stock Option Plan. The number of shares issuable upon exercise of outstanding stock option awards is 1,183,600 shares. The weighted-average exercise price of outstanding stock option awards is US$7.65.

As stated above, moving forward, the Amended 2020 Stock Option Plan will remain in effect for previously granted options thereunder; however, the Company intends to grant its future options under the 2021 Stock Incentive Plan, if approved by stockholders, and will not grant any further options under the Amended 2020 Stock Option Plan.

2020 Equity Incentive Plan

On November 4, 2021, the Board approved the amendments for stockholder approval of our equity incentive plan adopted on December 10, 2020 (the “2020 Equity Incentive Plan”) which authorizes us to grant (a) stock options, (b) restricted awards, (c) performance share units, and other equity-based awards for compensation purposes.

The 2020 Equity Incentive Plan, as amended, is attached hereto as Appendix E. The amendments approved by the Board and before the stockholders for approval are summarized below and set forth in full in Proposal 8.

The material features of the 2020 Equity Incentive Plan are summarized below.

1.	Purpose of the Equity Incentive Plan. The purpose of the 2020 Equity Incentive Plan is to (a) enable the Company to attract and retain the types of employees, consultants and directors (collectively, the “EIP Recipients” and each, an “EIP Recipient”) who will contribute to the Company’s long term success; (b) provide incentives that align the interests of EIP Recipients with those of the security holders of the Company; and (c) promote the success of the Company's business.

2.	Available Awards. Awards that may be granted under the Equity Incentive Plan include: (a) stock options, (b) restricted awards, (c) performance share units, and other equity-based awards (collectively, “EIP Awards”).

3.	Maximum Plan Shares. The maximum aggregate number of shares available for issuance pursuant to the exercise of the EIP Awards granted under the 2020 Equity Incentive Plan is 699,424 shares. The maximum aggregate number of shares which may be reserved for issuance as “Incentive Stock Options” (as defined under the 2020 Equity Incentive Plan) granted under the 2020 Equity Incentive Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 699,424 shares.

4.	Grant of EIP Awards. The 2020 Equity Incentive Plan is administered by the Board (or any committee to which the Board has delegated authority) and provides for grants of EIP Awards to EIP Recipients in the discretion of the Board. The term and vesting provisions of any options or EIP Awards will be fixed by the Board at the time of grant, subject to the terms of the 2020 Equity Incentive Plan and the TSX-V Corporate Finance Manual.

5.	Limitations on Issue. The following restrictions on issuances of EIP Awards are applicable under the 2020 Equity Incentive Plan: (a) no eligible award recipient will be granted EIP Awards to acquire more than five percent (5%) of the issued and outstanding shares of the Company in any twelve (12) month period, unless the Company has obtained disinterested shareholder approval; (b) no consultant or EIP Recipient conducting investor relations activities (may be granted options to acquire more than two percent (2%) of the issued and outstanding common stock in any twelve (12) month period; and (c) the Company and the EIP Recipient granted the EIP Award are responsible for ensuring and confirming the EIP Recipient is a bona fide employee, consultant or management company employee.

6.	Maximum Percentage to Insiders. The Company may not reserve for issuance such number of shares pursuant to EIP Awards granted to insiders at any point in time that exceeds ten percent (10%) of the issued and outstanding shares of the Company nor can the Company grant to insiders, within a twelve (12) month period, an aggregate number of EIP Awards, which exceeds ten percent (10%) of the issued and outstanding shares of the Company as at the time of grant, unless prior to such grant the Company has obtained disinterested shareholder approval.

7.	Exercise Price. The exercise price of an option will be set by the Board at the time such option is granted under the 2020 Equity Incentive Plan, and cannot be less than the Fair Market Value (defined in the 2020 Equity Incentive Plan as a price that is determined by the Board, provided that such price cannot be less than the greater of (i) the volume weighted average trading price of the shares on the TSX-V for the twenty trading days immediately prior to the grant date and (ii) the closing price of the shares on the TSX-V on the trading day immediately prior to the grant date, unless otherwise required by any applicable accounting standard for the Company’s desired accounting for options or by the rules of the TSX-V) of a share on the grant date, and no less than 110% of Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

8.	Vesting of Options. Vesting of options shall be at the discretion of the Board and, in the absence of a vesting schedule being specified at the time of grant, options shall vest immediately. Where applicable, vesting of options will generally be subject to the participant remaining employed by or continuing to provide services to the Company or any of its affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time. Options granted to eligible participants conducting investor relations activities shall vest in stages over a period that is not less than twelve (12) months, and with no more than 25% of the total options granted vesting in any applicable three (3) month period.

9.	Term and Expiry of Options. The exercise period of each option cannot exceed ten (10) years. Upon termination of an EIP Recipient’s continuous service all rights to purchase shares of the Company pursuant to the options granted under the 2020 Equity Incentive Plan shall expire and terminate immediately except as follows: (a) expiry and termination of the granted options has been otherwise determined in the discretion of the Board or by the EIP Recipient’s option granting agreement; (b) upon the death, disability or leave of absence of an EIP Recipient any vested options held by such EIP Recipient will be exercisable by the EIP Recipient’s lawful personal representatives, heirs or executors until the earlier of ninety (90) days after the date of death and the date of expiration of the term otherwise applicable to such options; (c) an option granted to any EIP Recipient will expire thirty (30) days (or such other time, as shall be determined by the Board) after the termination of the EIP Recipient’s continuous service; and (d) if an EIP Recipient is dismissed for cause, such EIP Recipient’s options, whether or not vested at the date of dismissal, will immediately terminate without the right to exercise such options.

10.	Restricted Awards. The Board may, from time to time, grant restricted share units (“RSU”) to EIP Recipients, which require no share issuance by the Company at the time of such grant, carry no voting rights, and neither preclude nor entitle further RSU issuance to the EIP Recipient. At the discretion of the Board, each RSU may be credited with cash and stock dividends paid by the Company in respect of one share, which shall be evidenced in the EIP Recipient’s share unit account, and distributed, upon settlement of such RSU after the date on which they vest, in cash or at the discretion of the Board, in shares for the fair market value equivalent of such cash distribution, such shares to be either issued from treasury, purchased in the open market, or any combination thereof. The RSUs shall be subject to forfeiture until vested, such vesting schedule to be determined for each grant of RSUs in the discretion of the Board, which may provide for acceleration of vesting upon the occurrence of specified events.

11.	Performance Share Units. The Board may, from time to time, grant performance share units (“PSU”) to EIP Recipients, which require no share issuance by the Company at the time of such grant, carry no voting rights, and neither preclude nor entitle further PSU issuance to the EIP Recipient. The Board in its discretion shall determine: (i) the number of shares subject to a PSU granted to any EIP Recipients; (ii) the specified performance goals and other conditions as well as the time period to achieve such goals in order to earn to a PSU; and (iii) the other terms, conditions and restrictions of the PSU.

12.	Other Equity-Based and Cash Awards. The Board may, to the extent permitted by the TSX-V, grant other equity-based awards, either alone or in tandem with other awards under the EIP, in such amounts and subject to such conditions as the Board shall determine in its sole discretion. Each such award shall be evidenced by an award agreement. The Board may grant cash awards to participants, such awards to be evidenced in such form as the Board may determine.

13.	Disinterested Shareholder Approval. Unless disinterested shareholder approval is obtained, under no circumstances shall the 2020 Equity Incentive Plan, together with all of the Company's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of shares (including the Amended 2020 Option Plan), result in or allow at any time: (a) the number of shares reserved for issuance pursuant to EIP Awards granted to insiders (as a group) at any point in time exceeding 10% of the issued and outstanding shares; (b) the grant to insiders (as a group), within any 12 month period, of an aggregate number of EIP Awards exceeding 10% of the issued and outstanding shares at the time of the grant of the EIP Awards; (c) the issuance to any one EIP Recipient, within any 12 month period, of an aggregate number of EIP Awards exceeding 5% of the issued and outstanding shares at the time of the grant of the EIP Awards; (d) any individual EIP Award grant that would result in any EIP Recipient being granted EIP Awards to acquire or receive more than five percent (5%) of the issued and outstanding shares of the Company in any twelve (12) month period; or (e) any amendment to options held by insiders that would have the effect of decreasing the exercise price of such options.

14.	Adjustments. The 2020 Equity Incentive Plan also provides for adjustments to outstanding Awards in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

15.	Amendments. The 2020 Equity Incentive Plan provides that the Board or the Compensation Committee without stockholder approval, but in the case where the Company is listed on the TSXV, subject to the approval of the TSXV, may make the following amendments: (i) amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in the 2020 Equity Incentive Plan, or to correct or supplement any provision of the 2020 Equity Incentive Plan that is inconsistent with any other provision of the 2020 Equity Incentive Plan; (ii) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the TSXV); (iii) amendments necessary for EIP Awards to qualify for favorable treatment under applicable tax laws; (iv) amendments to the vesting provisions of the 2020 Equity Incentive Plan or any EIP Award; (v) amendments to the termination or early termination provisions of the 2020 Equity Incentive Plan or any EIP Award, whether or not such EIP Award is held by an insider, provided such amendment does not entail an extension beyond the original expiry date of the EIP Award; and (vi) amendments necessary to suspend or terminate the 2020 Equity Incentive Plan.

16.	Governing Law. The 2020 Equity Incentive Plan is governed and construed in accordance with the laws of the State of Colorado and the Federal laws of the United States applicable therein.

The Board approved amendments to the 2020 Equity Incentive Plan to permit flexibility in the exercise of stock options. The material amendment of the 2020 Equity Incentive Plan is summarized below.

Exercise of Options. Section 5.4 of the 2020 Equity Incentive Plan, which previously provided for payment of the exercise price in full and the payment of any amounts the Company determined must be withheld for tax purposes in cash, certified cheque, bank draft or money order payable to the Company has been amended to provide that payment shall be delivered in one or more of the following forms, as determined by the Company: (i) cash or cheque made payable to the Company; (ii) to the extent permitted by the policies of the Company and subject to applicable securities laws, a broker-assisted sale of shares sufficient to cover the exercise price; (iii) unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Company and subject to applicable securities law, in shares held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings and valued at a fair market value on the exercise date; or (iv) unless the Company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, shares withheld by the Company equivalent in value to the exercise price pursuant to a “Notice of Cashless Settlement” provided by the Company.

As of November 2, 2021, the maximum aggregate number of shares available for issuance pursuant to EIP Awards granted under the 2020 Equity Incentive Plan is 3,497,123 shares. Of this amount, 35,000 shares have been issued and 3,462,123 shares are available for future issuance under the 2020 Equity Incentive Plan. The number of securities issuable upon exercise of outstanding options under the 2020 Equity Incentive Plan is 35,000 shares. The weighted-average exercise price of options outstanding under the 2020 Equity Incentive Plan is US$5.49. There are no shares issuable upon vesting of other EIP Awards, including RSUs and PSUs, under the 2020 Equity Incentive Plan.

As stated above, moving forward, the 2020 Equity Incentive Plan will remain in effect for options outstanding under the 2020 Equity Incentive Plan; however, the Company intends to grant its future awards under the 2021 Stock Incentive Plan, if approved by stockholders.

2021 Stock Incentive Plan

On November 4, 2021, the Board adopted the 2021 Stock Incentive Plan, subject to stockholder approval at the Annual Meeting. The 2021 Stock Incentive Plan was adopted to replace both of the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan to provide the Company with one omnibus plan to address the desire of the Company and the Board to attract and retain employees, senior officers, consultants and non-employee directors.

The 2021 Stock Incentive Plan is attached hereto as Appendix B.

The material features of the 2021 Stock Incentive Plan are summarized below.

1.	Purpose of the 2021 Stock Incentive Plan. The purpose of the 2021 Stock Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, senior officers, consultants, advisors and non-employee Directors (collectively, the “Eligible Award Recipients” and each, an “Eligible Award Recipient”) capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

2.	Available Awards. Awards that may be granted under the 2021 Stock Incentive Plan include: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation right, (d) restricted stock and restricted stock units, and (e) performance share units (collectively, the “Awards”).

3.	Maximum Plan Shares. The maximum aggregate number of shares available for issuance pursuant to the exercise or vesting of the Awards granted under the 2021 Stock Incentive Plan is 2,000,000 shares; provided, that for so long as the shares are listed on the TSXV, the number of shares that may be issued under all Awards under the 2021 Stock Incentive Plan, plus any shares granted under any prior plans and the 2021 Employee Stock Purchase Plan, shall not exceed 2,367,260 shares. If any shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the 2021 Stock Incentive Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the 2021 Stock Incentive Plan. In addition, any shares subject to any outstanding award under any prior stock plan (Amended 2020 Stock Option Plan or 2020 Equity Incentive Plan) that, on and after the date shareholders approve the 2021 Stock Incentive Plan, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the participant of such prior plans due to termination or cancellation of such award shall again be available for granting Awards under the 2021 Stock Incentive Plan. Awards that do not entitle the holder thereof to receive or purchase shares shall not be counted against the number of shares available for Awards under the 2021 Equity Incentive Plan.

4.	Limitations on Issue. Notwithstanding any provision to the contrary in the 2021 Incentive Stock Plan, the sum of the grant date fair value of equity based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash based compensation granted to a non-employee director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

5.	Eligibility. Any Eligible Award Recipient shall be eligible to be designated as a participant under the 2021 Stock Incentive Plan. In determining which Eligible Award Recipients shall receive an Award and the terms of any Award, the Compensation Committee may take into account the nature of the services rendered by the respective Eligible Award Recipient, their present, and potential contributions to the success of the Company or such other factors as the Compensation Committee. An incentive stock option may only be granted to full time or part time employees. Such incentive stock option shall not be granted to an employee of an affiliate of the Company, unless such affiliate is also a “subsidiary corporation” of the Company.

6.	Composition of Eligible Award Recipients. The Company currently has approximately 135 employees, 3 senior officers, and 4 non-employee Directors who are eligible for the 2021 Stock Incentive Plan.

7.	Grant of Options. The 2021 Stock Incentive Plan is administered by the Compensation Committee and provides for grants of options to Eligible Award Recipients at the discretion of the Compensation Committee. The term and vesting provisions of any options will be fixed by the Compensation Committee at the time of grant, subject to the terms of the 2021 Stock Incentive Plan.

8.	Exercise Price. The exercise price of an option will be set by the Compensation Committee at the time such option is granted under the 2021 Stock Incentive Plan, and cannot be less than the 100% of the Fair Market Value (defined in the 2021 Stock Incentive Plan as a price that is determined by the Committee, provided that if the Shares are traded on a securities exchange, the Fair Market Value of a share as of a given date shall be the closing price of one share as reported on the securities exchange where the shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading; the Compensation Committee may designate a purchase price below Fair Market Value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or a subsidiary) of a share on the grant date, and no less than 110% of the Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

9.	Term and Expiry of Options. The exercise period of each option cannot exceed ten (10) years. If an Eligible Award Recipient’s service with the Company and all Affiliates terminates for any reason during the term, then the Eligible Award Recipient’s Option shall expire on the earliest of the following dates: (a) the Option’s term expiry date fixed by the Committee at the date of grant; (b) the date an Eligible Award Recipient’s service is terminated for cause; or (c) the date twelve months after the termination of the Eligible Award Participant’s service for any reason other than cause, or such earlier date or dates as the Compensation Committee may determine and specify in the applicable award agreement at the date of grant.

10.	Time and Method of Exercise. The Compensation Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, bank draft or certified cheque at the time of such exercise, in an amount equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

11.	Net Exercises. Unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, the terms of any Option may be written to permit the Option to be exercised by delivering to the Eligible Award Recipient a number of shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such shares.

12.	Death of Eligible Award Participant. For so long as the Shares are listed on the TSXV, if an optionee who has been granted Options ceases to be employed by the Company because of the death of such optionee, such Option will cease to be qualified as an Option as of the date that is one year after the date of death (or upon the expiration of the term of such Option, if earlier).

13.	Incentive Stock Options. The following provisions apply to incentive stock options under the 2021 Stock Incentive Plan (“Incentive Stock Options”):

o	To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Award Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the United States Internal Revenue Code (the “Code”)) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

o	All Incentive Stock Options must be granted within ten years from the earlier of the date on which the 2021 Stock Incentive Plan was adopted by the Board or the date the Stock Incentive Plan was approved by the Shareholders of the Company.

o	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Eligible Award Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

o	The purchase price per share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Eligible Award Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, the purchase price per share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share on the date of grant of the Incentive Stock Option.

o	Any Incentive Stock Option authorized under the 2021 Stock Incentive Plan shall contain such other provisions as the Compensation Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

14.	Stock Appreciation Rights. A stock appreciation right may be granted and confer on the holder a right to receive upon exercise a cash amount equal to excess of (i) the Fair Market Value of one share on the date of exercise, or a value determined by the Compensation Committee, over (ii) the grant price of the stock appreciation right as specified by the Compensation Committee, which price shall not be less than 100% of the Fair Market Value of one share on the date of grant of such stock appreciation right; provided that the Compensation Committee may designate a grant price below Fair Market Value on the date of grant if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate of the Company. Subject to the terms of the 2021 Stock Incentive Plan and any applicable Award agreement, the grant price, term, dates of exercise and any other terms and conditions of any stock appreciation right shall be as determined by the Compensation Committee (except that the term of each stock appreciation right shall be subject to the limitations on term applicable to Options and grant limitations applicable to Awards generally). However, stock appreciation rights may not contain features providing for dividend equivalent rights other than equitable adjustments. The Compensation Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

15.	Restricted Stock and Restricted Stock Units. The Compensation Committee may, from time to time, grant restricted stock or restricted stock units, which include performance share units and deferred share units, to Eligible Award Recipients.

o	Restrictions. Shares of restricted stock and restricted stock units shall be subject to such restrictions as the Compensation Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee may deem appropriate. Vesting of such Awards may, at the Compensation Committee’s discretion, be conditioned upon the Eligible Award Recipient’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Compensation Committee, or upon any combination of service based and performance based conditions. Notwithstanding the foregoing, rights to dividend equivalent payments shall be subject to limitations. Restricted stock units may be settled upon vesting or on a deferred basis, in each case in accordance with rules and procedures established by the Compensation Committee and specified in an Award agreement.

o	Issuance and Delivery of Shares. Any restricted stock granted under the 2021 Stock Incentive Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Compensation Committee may deem appropriate, including book entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the 2021 Stock Incentive Plan. Such certificate or certificates shall be registered in the name of the Eligible Award Recipient and shall bear an appropriate legend referring to the restrictions applicable to such restricted stock. Shares representing restricted stock that are no longer subject to restrictions shall be delivered (including by updating the book entry registration) to the Eligible Award Recipient promptly after the applicable restrictions lapse or are waived. In the case of restricted stock units, no shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of all restrictions and the restricted (or deferred) period relating to restricted stock units evidencing the right to receive shares, such shares (or a cash payment equal to the Fair Market Value of the shares) shall be issued and delivered to the holder of the restricted stock units.

16.	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or required by applicable law.

17.	Limits on Transfer of Awards. No Award (other than fully vested and unrestricted shares issued pursuant to any Award) and no right under any such Award shall be transferable by an Eligible Award Recipient other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate. The Compensation Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 and provided, further, that such transfers shall not be made for consideration to the Eligible Award Recipient. The Committee may also establish procedures as it deems appropriate for an Eligible Award Recipient to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Eligible Award Recipient and receive any property distributable with respect to any Award in the event of the Eligible Award Recipient’s death.

18.	Restrictions; Securities Exchange Listing. All shares or other securities delivered under the 2021 Stock Incentive Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the 2021 Stock Incentive Plan, applicable federal or state securities laws and regulatory requirements, including the policies of any applicable exchange, and the Compensation Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.

o	TSXV Restrictions. For so long as the Shares are listed on the TSXV: (A) the aggregate number of Awards granted to any one Eligible Award Recipient in any 12 month period shall not exceed 5% of the issued and outstanding Shares, calculated at the date such Awards are granted; (B) the aggregate number of Awards granted to any one Eligible Award Recipient who is a consultant (as defined in the policies of the TSXV) during any 12 month period shall not exceed 2% of the issued and outstanding Shares, calculated at the date such Awards are granted; (C) Eligible Award Recipients retained to provide Investor Relations Activities (as defined in the policies of the TSXV) to the Company may not be granted any Awards under the 2021 Stock Incentive Plan, save and except Options, provided that the aggregate number of Options granted to such persons during any 12 month period shall not exceed 2% of the issued and outstanding shares, calculated at the date an Option is granted to any such person; Options granted to any Eligible Award Recipient performing Investor Relations Activities must vest in stages over a period of no less than 12 months with no more than 1/4 vesting in any three-month period; the aggregate number of Options granted to eligible charitable organizations (as defined in the policies of the TSXV) shall not at any time exceed 1% of the issued and outstanding shares of the Company, calculated at the date such Options are granted.

19.	Prohibition on Option and Stock Appreciation Right Repricing. The Compensation Committee may not, without prior approval of the Company’s shareholders, and, for so long as the shares are listed on the TSXV, subject to compliance with applicable TSXV repricing requirements, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or other Awards in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the shares covered by such Award is less than the exercise price of the Award.

20.	Adjustments. The 2021 Stock Incentive Plan also provides for adjustments to outstanding Awards in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

21.	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate the 2021 Stock Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, except as expressly provided in the 2021 Stock Incentive Plan, or with the written consent of the Eligible Award Recipient or holder thereof, adversely alter or impair the terms or conditions of the Award previously granted to an Eligible Award Recipient under the 2021 Stock Incentive Plan. Any amendment to this 2021 Stock Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. The 2021 Stock Incentive Plan provides for certain amendments that the Board and Compensation Committee can make without seeking stockholder approval including amendments to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the 2021 Stock Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively; (iii) add or amend any terms relating to the provision of financial assistance to participants or resulting in participants receiving securities of the Company while no cash consideration is received by the Company; (iv) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or (v) amend any terms relating to the administration of the 2021 Stock Incentive Plan, including the terms of any administrative guidelines or other rules related to the 2021 Stock Incentive Plan. For so long as the Company’s shares are listed on the TSXV, any amendments to the 2021 Stock Incentive Plan are subject to prior TSXV review and acceptance.

22.	Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the 2021 Stock Incentive Plan or any Award, and any rules and regulations relating to the 2021 Stock Incentive Plan or any Award.

23.	Term of the Plan. No Award shall be granted under the 2021 Stock Incentive Plan and the 2021 Stock Incentive Plan will terminate on the date that is ten (10) years after the effective date of the 2021 Stock Incentive Plan.

2021 Employee Stock Purchase Plan

On November 4, 2021, the Board adopted our 2021 Employee Stock Purchase Plan (the “2021 Employee Stock Purchase Plan”), subject to stockholder approval at the Annual Meeting.

The 2021 Employee Stock Purchase Plan is attached hereto as Appendix D.

The material features of the 2021 Employee Stock Purchase Plan are summarized below.

1.	Purpose of the 2021 Employee Stock Purchase Plan. The 2021 Employee Stock Purchase Plan was adopted to provide employees of the Company and certain subsidiaries with an opportunity to purchase the Company’s shares through accumulated payroll deductions (collectively, the “Eligible Employees” and each, an “Eligible Employee”). It is the intention of the Company to have the 2021 Employee Stock Purchase Plan and the offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the offerings, accordingly, will be construed so as to extend and limit 2021 Employee Stock Purchase Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2.	Maximum Plan Shares. The maximum aggregate number of shares available for sale pursuant to the 2021 Employee Stock Purchase Plan is two million (2,000,000) shares; provided, that for so long as the shares are listed on the TSXV, the number of shares that may be issued under all Awards under the 2021 Employee Share Purchase Plan, plus any shares granted under any prior plans and the 2021 Stock Incentive Plan, shall not exceed 2,367,260 shares.

3.	Eligibility. Any individual who is an Eligible Employee on the first trading day of each offering period (the “Offering Date”), which commences on February 1, May 1, August 1, and November 1, will be eligible to participate in the 2021 Employee Stock Purchase Plan. An Eligible Employee is any individual who is a common law employee of the Company and is customarily employed for at least twenty (20) hours per week, not including any individual who performs services for the Company or any certain subsidiary of the Company pursuant to (i) an agreement that classifies such individual’s relationship with the Company or certain subsidiary of the Company as other than an employee or (ii) a collective bargaining agreement that provides for the exclusion of such individual from participation in the 2021 Employee Stock Purchase Plan.

4.	Composition of Eligible Employees. The Company currently has approximately 138 employees who are eligible for the 2021 Employee Stock Purchase Plan.

5.	Offering Periods. The 2021 Employee Stock Purchase Plan will be implemented by consecutive “Offering Periods”, and unless the administrator provides otherwise, Offering Periods will have a duration of approximately three months (i) commencing on the first trading day on or after February 1 and terminating on the last trading day in the period ending the following April 30; (ii) commencing on the first trading day on or after May 1 and terminating on the last trading day in the period ending the following July 31; (iii) commencing on the first trading day on or after August 1 and terminating on the last trading day in the period ending the following October 31; and (iv) commencing on the first trading day on or after November 1 and terminating on the last trading day in the period ending the following January 31, continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the 2021 Employee Stock Purchase Plan will be determined by the administrator. The administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

6.	Payroll Deductions. Eligible Employees may purchase shares by means of payroll deduction of an amount not exceeding twenty (20) percent of the employee’s compensation during the Offering Period. Compensation means, in general, base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation. After initial enrollment in the plan, payroll deductions will continue from the first pay day following the Offering Date and will end on the last pay day prior to the last trading day of each purchase period (the “Exercise Date”) to which such authorization is applicable, unless sooner terminated by the employee. The amounts deducted will be credited to the participant’s account under the plan, and no interest on the deducted amounts will be paid.

7.	Grant and Exercise of Option to Purchase Shares. On the Offering Date, the Company is deemed to grant each participant a non-transferable option to purchase, on the “Exercise Date”, the amount of shares determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable purchase price; provided that in no event will an Eligible Employee be permitted to purchase during each offering period more than fifteen-thousand (15,000) shares. Unless, withdrawn, the option to purchase will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option to purchase will be purchased. No fractional shares will be purchased; any payroll deductions accumulated in an employee’s account which are not sufficient to purchase a full share will be retained in the employee’s account for the subsequent option offering, subject to earlier withdrawal by the employee. Any other funds left over in an employee’s account after the Exercise Date will be returned to the employee. During an employee’s lifetime, the employee’s option to purchase shares under the 2021 Employee Stock Purchase Plan is exercisable only by him or her. For so long as the shares are listed on the TSXV, the aggregate number of options granted to: (a) any one Eligible Employee during any 12 month period shall not exceed 5% of the issued and outstanding shares, calculated at the date such options are granted; and (b) any one Consultant (as defined in the policies of the TSXV) during any 12 month period shall not exceed 2% of the issued and outstanding shares, calculated at the date such Options are granted. For greater certainty, for so long as the common stock is listed on the TSXV, Eligible Employees who are engaged or employed in Investor Relations Activities (as defined in the policies of the TSXV) are not permitted to receive any options under the 2021 Employee Stock Purchase Plan.

8.	Withdrawal. An Eligible Employee may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 2021 Employee Stock Purchase Plan at any time by providing notice to the plan administrator. All of the employee’s payroll deductions credited to his or her account will be paid to such employee as promptly as practicable after receipt of notice of withdrawal and such employee’s option for the offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such offering period. An employee’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in any similar plan which may thereafter be adopted by the Company or in succeeding offerings which commence after the termination of the offering from which the employee withdraws.

9.	Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company will arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option in a form determined by the administrator (in its sole discretion) and pursuant to rules established by the administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

10.	Termination of Employment. If a participant ceases to be an employee for any reason during an offering period, his or her outstanding option to purchase shares under the plan will immediately terminate, his or her payroll deductions will immediately cease, and all amounts previously collected from the participant during the offering period will be refunded.

11.	Death of Participant. In the event of the death of a participant, the Company shall, subject to local law, deliver any remaining cash balance to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All shares held by a broker or designated agent of the Company shall be delivered, subject to local law, to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).

12.	Administration. The plan is administered the Compensation Committee. The Compensation Committee will have full and exclusive discretionary authority to determine how and when the option to purchase shares shall be granted and the terms for such offering; to designate which certain subsidiary shall be eligible to participate in the 2021 Employee Stock Purchase Plan; to construe, interpret, and apply the terms of the 2021 Employee Stock Purchase Plan; to determine eligibility and to adjudicate all disputed claims filed under the 2021 Employee Stock Purchase Plan; to adopt rules and procedures relating to the operation and administration of the 2021 Employee Stock Purchase Plan; to adopt procedures and sub-plans as necessary or appropriate to permit participation in the 2021 Employee Stock Purchase Plan by employees who are foreign nationals or employed outside the United States; and to exercise powers and to perform acts as the Committee deems necessary to promote the interest of the Company and to carry out the intent of the 2021 Employee Stock Purchase Plan.

13.	Non-Assignability. Neither payroll deductions credited to a participant’s account nor any rights to acquire shares under the 2021 Employee Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by participants other than by will or the laws of descent and distribution and rights to acquire shares may be exercised only by a participant during the lifetime of a participant. The 2021 Employee Stock Purchase Plan custodian will maintain accounts only in the names of the participants.

14.	Adjustments. The 2020 Employee Stock Purchase Plan also provides for adjustments to the number of shares to be delivered under the 2020 Employee Stock Purchase Plan in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares

15.	Amendment or Termination. The Board may terminate or amend the 2021 Employee Stock Purchase Plan and any rights to acquire shares under the 2021 Employee Stock Purchase Plan at any time for any reason. Without stockholder consent, the Board will be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the 2021 Employee Stock Purchase Plan. If the offering periods are terminated prior to expiration, all amounts then credited to employees’ accounts which have not been used to purchase shares will be returned to the employees (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. For so long as the Company’s shares are listed on the TSXV, any amendments to the 2021 Employee Stock Purchase Plan are subject to prior TSXV review and acceptance.

16.	Term of Plan. The 2021 Employee Stock Purchase Plan will become effective upon its adoption by the Board, but no Offerings will be treated as qualified under Section 423 of the Code unless the 2021 Employee Stock Purchase Plan has been approved by the stockholders of the Company. The Plan will continue in effect until terminated under or until no options are available for grants thereunder.

17.	Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the 2021 Employee Stock Purchase Plan or any option, and any rules and regulations relating to the 2021 Employee Stock Purchase Plan or any option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of November 4, 2021 regarding the beneficial ownership of our common stock by (i) those persons who are known to us to be the beneficial owner(s) of more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group.

Except as otherwise indicated, the beneficial owners listed in the table below possess the sole voting and dispositive power in regard to such shares and have an address of c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado. As of November 4, 2021, there were 11,839,304 shares of our common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. shares of our common stock subject to options, warrants, notes or other conversion privileges currently exercisable or convertible, or exercisable within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, note, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.

On September 7, 2021, the Company completed a reverse stock split on a five (5) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

Name and Address of	Amount and nature of
Beneficial Owner	beneficial ownership	Percent of Class
John Farlinger(1)	276,712	2.3%
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
Preston Parsons(2)	4,325,998	35.8%
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
Martin Burian(3)	111,333	* %
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
Christopher Rumana(4)	68,291	* %
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
Steven Summer(5)	44,291	* %
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
John Flood(6)	50,000	* %
c/o Assure Holdings Corp, 4600 South Ulster Street, Suite 1225, Denver, Colorado.
Directors and Executive Officers as a Group (6 persons)	4,901,960	40.7%

Manchester Explorer, L.P.(7)	1,875,000	9.99%
2 Calle Nairn, #701 San Juan, PR 00907
Special Situations Fund III QP, L.P.(8)(12)	1,316,269	10.5%
527 Madison Ave., Suite 2600 New York, NY 10022
Special Situations Cayman Fund, L.P.(9)(12)	436,514	3.6%
527 Madison Ave., Suite 2600 New York, NY 10022
Special Situations Life Sciences Fund, L.P.(10)(12)	747,217	6.1%
527 Madison Ave., Suite 2600 New York, NY 10022
Special Situations Private Equity Fund, L.P.(11)(12)	625,000	5.1%
527 Madison Ave., Suite 2600 New York, NY 10022

•	Less than 1%.

(1)	Mr. Farlinger is CEO and Executive Chairman of Assure. Consists of 134,032 shares of common stock and 142,680 shares of common stock acquirable upon exercise of stock options (11,680 shares) and warrants (32,000 shares) within 60 days of November 4, 2021. Of the shares of common stock beneficially owned by Mr. Farlinger, 60,000 shares were issued under a restricted stock grant agreement, subject to forfeiture, which will vest on December 31, 2021 or earlier upon satisfaction of certain conditions. Includes 60,400 shares of common stock issuable upon exercise of vested options exercisable until October 1, 2023, at an exercise price of $9.00 per share. Includes 20,280 shares of common stock issuable upon exercise of vested options exercisable until January 16, 2024, at an exercise price of $7.80 per share. Includes 30,000 shares of common stock issuable upon exercise of vested options exercisable until February 1, 2026, at an exercise price of $5.30 per share. Does not include unvested options of 3,120 shares of common stock vesting on January 16, 2022 and exercisable at a price of $7.80 per share or unvested options to 60,000 shares of common stock vesting 12,000 shares on each of February 1, 2022, August 2, 2022, February 2, 2023, August 2, 2023 and February 2, 2024 and exercisable at a price of $5.30 per share.
(2)	Mr. Parsons is the founder and a director of Assure. Consists of 4,325,998 shares of common stock and 231,250 shares of common stock acquirable upon exercise of stock options (200,000 shares) and warrants (31,250 shares) within 60 days of November 4, 2021. Mr. Parsons holds a portion of the shares of common stock through Triple C Holdings, LLC (a family holding company). Of the shares of common stock beneficially owned by Mr. Parsons, 660,000 shares were issued under a restricted stock grant agreement, subject to forfeiture, which will vest on December 31, 2021 or earlier upon satisfaction of certain conditions. Includes 200,000 shares of common stock issuable upon exercise of vested options exercisable until August 25,2025 at an exercise price of $0.25 per share.

(3)	Mr. Burian is a director of Assure. Consists of 67,000 shares of common stock and 44,333 shares of common stock acquirable upon exercise of vested stock options within 60 days of November 4, 2021. Mr. Burian holds 20,600 shares of common stock directly. Mr. Burian beneficially holds 32,000 shares of common stock through Burian Investments Inc. of which Mr. Burian is a 1/3 beneficial owner, a director and acting secretary. Mr. Burian does not control investment decisions of shares held by Burian Investments Inc. Mr. Burian’s wife, Cheryl Burian, holds 6,400 shares of common stock directly and 8,000 shares of common stock ITF Cameron & Lauren Burian. Mr. Burian does not have voting or dispositive power over the shares held by his wife, directly or in trust, and disclaims beneficial ownership of such shares. Includes, 15,000 shares of common stock issuable upon exercise of vested options exercisable until October 1, 2023 at an exercise price of $9.00 per share. Includes, 26,000 shares of common stock issuable upon exercise of vested options exercisable until January 16, 2024 at an exercise price of $7.80 per share. Includes 3,333 shares of common stock issuable upon exercise of vested options exercisable until February 1, 2026 at an exercise price of $5.30. Does not include unvested options to 4,000 shares of common stock vesting on January 16, 2022 and exercisable at a price of $7.80 per share or unvested options to 6,667 shares of common stock vesting 1,333 shares on each of February 1, 2022, August 2, 2022, February 2, 2023, August 2, 2023 and February 2, 2024 and exercisable at a price of $5.30 per share.
(4)	Mr. Rumana is a director of Assure. Consists of 27,812 shares of common stock and 40,479 shares of common stock acquirable upon exercise of stock options (32,667 shares) and warrants (7,812) within 60 days of November 4, 2021. Includes 26,000 shares of common stock issuable upon exercise of vested options exercisable until January 16, 2024, at an exercise price of $7.80 per share. Includes 6,667 shares of common stock issuable upon exercise of vested options exercisable until February 1, 2026, at an exercise price of $5.30 per share. Does not include unvested options to 4,000 shares of common stock vesting on January 16, 2022 and exercisable at a price of $7.80 per share or unvested options to 13,333 shares of common stock vesting 2,667 shares on each of February 1, 2022, August 2, 2022, February 2, 2023, August 2, 2023 and February 2, 2024 and exercisable at a price of $5.30 per share.
(5)	Mr. Summer is a director of Assure. Consists of 7,812 shares of common stock and 28,479 shares of common stock acquirable upon exercise of stock options (20,667 shares) and warrants (7,812) within 60 days of November 4, 2021. Includes 22,000 shares of common stock issuable upon exercise of vested options exercisable until October 4, 2024, at an exercise price of $6.40 per share. Includes 6,667 shares of common stock issuable upon exercise of vested options exercisable until February 1, 2026, at an exercise price of $5.30 per share. Does not include unvested options to 8,000 shares of common stock vesting 4,000 on each of April 4, 2022 and on October 10, 2022 and exercisable at a price of $7.80 per share or unvested options to 13,333 shares of common stock vesting 2,667 shares on each of February 1, 2022, August 2, 2022, February 2, 2023, August 2, 2023 and February 2, 2024 and exercisable at a price of $5.30 per share.
(6)	Mr. Flood is a director of Assure. Consists of 40,000 shares of common stock held directly and 10,000 shares of common stock acquirable upon exercise of stock options within 60 days of November 4, 2021. Includes 10,000 shares of common stock issuable upon exercise of vested options exercisable until April 15, 2024, at an exercise price of $5.60 per share. Does not include unvested options 20,000 shares of common stock vesting 4,000 on each of April 15, 2022, October 15, 2022, April 15, 2023, October 15, 2023 and April 15, 2024.
(7)	Includes 937,500 shares of common stock and 937,500 shares of common stock acquirable upon exercise of warrants acquired in the private placement (December 1, 2020) which are registered for resale and qualified under this). James Besser is managing member of Manchester Explorer, L.P. and has voting or disposition power over these securities. Pursuant to a letter agreement by and between Assure Holdings Corp. and Manchester Explorer, L.P., the beneficial ownership of Manchester Explorer, L.P. and its affiliated persons may not exceed 9.99% for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended. Accordingly, stock purchase warrants may not be exercised by Manchester Explorer, L.P. if the beneficial ownership of Manchester Explorer, L.P. and its affiliated persons exceed 9.99%.
(8)	Includes 658,135 shares of common stock and 658,135 shares of common stock acquirable upon exercise of warrants acquired in the private placement (December 1, 2020) which are registered for resale and qualified under this Proxy Statement. David Greenhouse is managing partner of Special Situations Fund III QP, L.P. and Austin Marxe, David Greenhouse and Adam Stettner share voting or disposition power over these securities.
(9)	Includes 218,257 shares of common stock and 218,257 shares of common stock acquirable upon exercise of warrants acquired in the private placement (December 1, 2020) which are registered for resale and qualified under this Proxy Statement. David Greenhouse is managing partner of Special Situations Cayman Fund, L.P. and Austin Marxe, David Greenhouse and Adam Stettner share voting or disposition power over these securities
(10)	Includes 373,608 shares of common stock and 373,608 shares of common stock acquirable upon exercise of warrants acquired in the private placement (December 1, 2020) which are registered for resale and qualified under this Proxy Statement. David Greenhouse is managing partner of Special Situations Life Sciences Fund, L.P. and Austin Marxe, David Greenhouse and Adam Stettner share voting or disposition power over these securities.
(11)	Includes 312,500 shares of common stock and 312,500 shares of common stock acquirable upon exercise of warrants acquired in the private placement (December 1, 2020) which are registered for resale and qualified under this Proxy Statement. David Greenhouse is managing partner of Special Situations Private Equity Fund, L.P. and Austin Marxe, David Greenhouse and Adam Stettner share voting or disposition power over these securities.
(12)	David Greenhouse is managing partner of Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Life Sciences Fund, L.P. and Special Situations Private Equity Fund, L.P. (collectively, the “Holders”). Austin Marxe, David Greenhouse and Adam Stettner share voting or disposition power over securities owned the Holders. The Holders collectively beneficially own 3,125,000 shares of common stock, approximately 23.3% for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended December 31, 2020, in which the amount involved in the transaction exceeded or exceeds the lesser of $120 thousand or one percent of the average of our total assets at year-end for the year ended December 31, 2020.

Balances and transactions between Assure Holdings Corp. and its wholly owned and controlled subsidiaries have been eliminated in consolidation and are not disclosed in this note. For entities in which management has determined the Company does not have a controlling financial interest but has varying degrees of influence regarding operating policies of that entity, the Company’s investment is accounted for using the equity method of accounting and these transactions are reported as related party.

Details of the transactions between Assure Holdings Corp. and other related parties are disclosed below (stated in thousands):

December 31, 2020
Due from PEs, net(a)(b)	$4,856
Due from Management and Board, net(c)	334
$5,190

(a)	Professional Entities are professional IONM entities, which Assure holds varying ownership interests or management through management service arrangements for the purposes of providing IONM services. Amount due from or to a PE is interest-free and subject to repayment upon the PE receiving reimbursement from the private insurance payers that they bill for their services. Most of this balance relates to PEs that the Company manages through management service arrangements, but has no ownership interest. During July 2020, two surgeons who are the majority owners of one of the PEs purchased 25,184 shares of the Company’s shares for $102 thousand.
(b)	Professional Entities (PE) which owed us payments at December 31, 2020, consisted of Acadiana Neurological Monitoring, LLC ($280 thousand), Great Lakes Reading PLLC ($105 thousand), Houston Professional Reading, PLLC ($143 thousand), PLLC ($82 thousand), Surgical Neuromonitoring Services, LLC ($271 thousand), Texas Professional Reading PA ($3.0 million), Western Slope Neuromonitoring LLC ($250 thousand), Denver Professional Reading LLC ($183 thousand), Englewood Professional Reading, PLLC ($227 thousand) and other smaller PEs ($422 thousand).
(c)	Amount due from management and Board relate to personal expenses, distributions and compensation not authorized by an employment agreement or otherwise, in addition to amounts owed to Board members and advances from certain members of the Company’s management team.

As a result of the circumstances which led to the resignation of our former auditor, EKS&H LLP, and two management cease trade orders (May 1, 2018 and August 7, 2018, revoked on August 20, 2018), we entered into negotiations with Preston Parsons, our founder and a director, and Matthew Willer, a former officer and director, with respect to certain matters. We settled these matters as follows:

On January 9, 2019 we announced that we entered into a settlement agreement on August 6, 2018, pursuant to which Mr. Parsons agreed to repay certain reclassified expenses and pledge certain collateral to secure payment. Mr. Parsons surrendered for cancellation 292,278 of shares held by him at a price of $7.50 per share. Additionally, Mr. Parsons voluntarily surrendered one million options to allow us to grant options to retain employees and competitively recruit strong professional talent. Mr. Parsons also agreed to modify the performance stock grant agreement dated November 8, 2016, which granted Mr. Parsons the right to receive 1,000,000 shares), to increase certain performance requirements to earn the Performance shares.

On March 4, 2019, we announced that we entered into a settlement and mutual release agreement with Mr. Willer pursuant to which we cancelled 90,000 stock options (which were granted to Mr. Willer prior to our listing on the TSX-V) and to amend Mr. Willer’s right to receive 200,000 performance shares (granted to Mr. Willer while Assure under a performance stock grant agreement) to withhold performance shares to pay liabilities to Assure and under certain third-party contracts and tax liability owed in connection with the issuance of Performance shares. The remaining Performance shares will be issued to Mr. Willer at a price to be determined on the issuance date based on the market price of shares at the issuance date and in accordance with the policies of the TSX-V. In December 2020, Mr. Willer entered into a settlement agreement with certain of his creditors. On January 25, 2021, we issued 43,968 of the 200,000 Performance shares to certain of Mr. Willer’s creditors in connection with that settlement. Under the terms of our mutual release agreement with Mr. Willer, 156,032 Performance shares have been settled as of June 20, 2021.

On March 4, 2020, Mr. Parsons agreed to reallocate 340,000 Performance shares to six employees and/or officers of Assure, including John Farlinger, our CEO (60,000 shares) and Trent Carman, our former CFO (40,000), under the terms of Incentive Stock Agreements. On December 29, 2020, we issued 1,000,000 Performance shares as “restricted common stock” to seven employees and/or officers. The restricted common stock is subject to forfeiture under the terms of Restricted Stock Award Agreements dated December 29, 2020, and will vest on December 31, 2021 or earlier upon satisfaction of certain conditions.

We paid compensation to family members of Preston Parsons, our Founder and a director, for business development services and patient advocate services rendered during the year ended December 31, 2020 totaled $299,000.

On August 2020, Assure entered into a $6.5 million Loan Facility with Colorado based, Central Bank & Trust, a part of Farmers & Stockmens Bank. Scott Page, a former member of our Board of Directors, is the Chief Executive Officer of Central Bank.

On December 1, 2020, we entered into securities purchase agreements with the certain stockholders, pursuant to which we sold and issued to the investors an aggregate of 3,271,540 units of the Company at an issue price of $3.20 per Unit, for gross proceeds of $10.5 million. Preston Parsons, our founder and a director, John Farlinger, our Chairman and Chief Executive Officer, Trent Carman, our Chief Financial Officer, and Board members, Chris Rumana and Steven Summer each purchased Units in the private placement.

In June 2021, we entered into common share purchase agreements, pursuant to which the Company issued 156,033 shares of common stock at a deemed issuance price of $4.00 per shares to certain employees, directors and third parties. Pursuant to the share issuance, John Flood a director, purchased 150,000 shares of common stock, persons affiliated with Martin Burian, a director, purchased 100,000 shares of common stock and John Farlinger, our Chairman and Chief Executive Officer, purchased 30,162 shares of common stock.

Policies and Procedures for the Review, Approval, or Ratification of Related Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board pursuant to the Audit Committee’s charter.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Baker Tilly US, LLC to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2021.

This proposal seeks stockholder ratification of the appointment of Baker Tilly US, LLC.

Will a representative of Baker Tilly be present at the Annual Meeting?

The Company does not expect that a representative of Baker Tilly will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION IN RESPECT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly US, LLC was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2020.

Squar Milner, LLP and Baker Tilly US, LLP merged and formed Baker Tilly US on November 1, 2020. Baker Tilly US is the largest member of the Baker Tilly US, LLP network, the world’s 10th largest global network of independent accounting and business services firms. Baker Tilly US has 4,300 professionals.

Our financial statements have been audited by Squar Milner, LLP and Baker Tilly US, LLC, (our “Independent Auditors”), for the years ended December 31, 2019 and 2020.

The following table sets forth information regarding the amount billed to us by our Independent Auditors for our two fiscal years ended December 31, 2019 and 2020:

	Years Ended December 31
	2020	2019
Audit Fees	$228,396	$228,501
Audit Related Fees	–	–
Tax Fees	–	–
Other	$15,000	$26,000
Total	$243,396	$254,501

Audit Fees

Audit Fees are the aggregate fees and expenses billed by our independent auditor for the audit of our annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit and reviews of our interim consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to select the independent auditor, and to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2020 were pre-approved by the Audit Committee.

What is the required vote?

The appointment of the independent registered public accountant Baker Tilly US, LLC will be ratified by an affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders, in person or by proxy. The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. A properly executed proxy card marked “ABSTAIN” with respect to this proposal will not have an effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?

The Company requests that stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.

The Company is asking its stockholders to indicate their support for its named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This say-on-pay vote is advisory, and therefore, is not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Company, the Board, and the Compensation Committee will consider the results of the vote in future compensation deliberations.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking stockholders to vote “FOR” the following resolution at the Annual Meeting:

“BE IT RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K under the Exchange Act, including the compensation discussion and analysis, the compensation tables and narrative discussion is hereby approved.”

Why am I voting on this proposal?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted on July 21, 2010. The Dodd-Frank Act requires that the Company provide its stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

As described in greater detail above under the heading “Executive Compensation” the Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase stockholder value. The Company believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its stockholders. Please see the section “Executive Compensation” and the related compensation tables above for additional details about the Company’s executive compensation programs, including information about the fiscal 2020 compensation of the Company’s named executive officers.

What is the required vote?

The advisory vote on the compensation of our named executive officers will be approved upon receiving the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter. Broker non-votes and executed proxy cards marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 — ADVISORY VOTE ON THE FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

What am I voting on?

The Company requests that stockholders vote, on an advisory basis, on the frequency with which the Company will conduct advisory votes on compensation of its Named Executive Officers.

Although the Board recommends that the say-on-pay proposal be voted on every three years, the option of three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. The vote on this proposal is only advisory in nature and is not binding on the Board or the Company. The Board and the Compensation Committee will consider the outcome of the vote; however, the Board may decide that it is in the best interests of the Company’s stockholders and the Company to hold an advisory vote on the compensation of the Company’s named executive officers more or less frequently than the option approved by stockholders.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, when you vote in response to the resolution set forth below.

“BE IT RESOLVED that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which Assure Holdings Corp. is to hold a stockholder advisory vote regarding the executive compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

Why am I voting on this proposal?

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory, non-binding vote on whether an advisory vote on executive compensation (such as the say-on-pay proposal that is included above) should occur every one, two or three years. It is Management’s belief, and the Board’s recommendation, that this advisory vote should occur every three years.

The Company believes it has effective executive compensation practices, as described in more detail elsewhere in this Information Circular. The Board believes that providing the Company’s stockholders with an advisory vote on executive compensation every three years will encourage a long-term approach to evaluating the Company’s executive compensation policies and practices, consistent with the Compensation Committee’s long-term philosophy on executive compensation. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with the Company’s current compensation philosophy.

Moreover, the Board does not believe that a short review cycle will allow for a meaningful evaluation of the Company’s performance against its compensation practices, as any adjustment in pay practices would take time to implement and be reflected in the Company’s financial performance and in the price of the Company’s stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in the Board’s judgment, allow stockholders to compare executive compensation to the Company’s performance.

The Board believes that conducting an advisory vote on executive compensation every three years would allow the Company adequate time to compile meaningful input from stockholders on its pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and the Board believes that both the Company and its stockholders would benefit from having more time for a thoughtful and constructive analysis and review of the Company’s compensation policy.

What is the required vote?

The option of three years, two years or one year that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. Broker non-votes and a property executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THE SELECTION OF “THREE YEARS” AS YOUR PREFERENCE FOR THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON SAY-ON-PAY.

PROPOSAL 5 — APPROVAL OF THE 2021 STOCK INCENTIVE PLAN

What am I voting on?

The Company is asking its stockholders to approve the Company’s 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”). The 2021 Stock Incentive Plan was adopted by the Board of Directors on November 4, 2021, subject to stockholder approval at the Annual Meeting. The 2021 Stock Incentive Plan was adopted to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, senior officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders. The 2021 Stock Incentive Plan is subject to the approval of the TSXV. Accordingly, the Company is asking stockholders, including the disinterested stockholders, to vote “FOR” the following resolution at the Annual Meeting:

“BE IT RESOLVED THAT:

1. the 2021 Stock Incentive Plan as set forth in Appendix “B” to this Proxy Statement is hereby authorized and approved, and the Company will have the ability to grant incentive awards under the 2021 Stock Incentive Plan; and

2. any director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such action.”

What are the details of the 2021 Stock Incentive Plan?

For information about the 2021 Stock Incentive Plan, see under the heading, “Equity Compensation Plans – 2021 Stock Incentive Plan.” The 2021 Stock Incentive Plan is attached hereto as Appendix B.

2021 Stock Option Plan Participants

All employees, senior officers, consultants, advisors and non-employee directors of the Company, its subsidiaries and its affiliates who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or its subsidiaries may participate in the 2021 Stock Incentive Plan. Currently there are approximately the following number of persons in each class eligible to participate in the 2021 Stock Incentive Plan:

Non-employee Directors: 4

Executive Officers: 3

Employees: 135

Consultants: 0

Outside of Incentive Stock Options, which, assuming the 2021 Stock Incentive Plan is approved, may not be granted to any person who is not an employee of the Company, a Subsidiary or Parent (including any non-employee directors) at the time of grant, all classes can participate equally in the equity awards granted under 2021 Stock Incentive Plan. Participation in the 2021 Stock Incentive Plan is determined in the sole discretion of the Compensation Committee or the Board.

Benefits under the 2021 Stock Incentive Plan

The Board has not granted any incentive awards that are conditional on the approval of this resolution, and there are no existing contractual obligations to issue incentive awards that are contingent upon the approval of this resolution. Because the grant of incentive awards under the 2021 Stock Incentive Plan is at the sole discretion of the Board and the Compensation Committee, it cannot currently be determined how many of such incentive awards may be granted in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. No person is set to receive 5% or more of the options or other awards under the 2021 Stock Incentive Plan. If the 2021 Stock Incentive Plan had been approved at the beginning of the fiscal year ended December 31, 2020, the Company would have issued options and awards during the course of the fiscal year ended December 31, 2020, under the 2021 Stock Incentive Plan instead of the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan:

2021 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Options	Weighted Average Exercise Price
John Farlinger, Chief Executive Officer and Director	–	–	–
Trent Carman, Former Chief Financial Officer	–	–	–
Preston Parsons, Founder and Director	–	–	–
Martin Burian, Director	–	–	–
John Flood, Director	–	–	–
Steven Summers, Director	–	–	–
Christopher Rumana, Director	–	–	–
Executive Group	–	–	–
Non-Executive Director Group	–	–	–
Non-Executive Officer Employee Group	453,912	133,000	$4.74

Market for Shares

The common stock is listed for trading on the Nasdaq Capital Market under the symbol “IONM” and on the TSXV under the symbol “IOM”. On November 2, 2021, the last reported trading price for the common stock as reported on the Nasdaq Capital Market was $5.43 and on the TSXV was Cdn$6.57.

Certain United States Federal Income Tax Considerations

See “Certain United States Federal Income Tax Considerations” below for a discussion of certain of the federal income tax considerations to the Company and the holders of incentive awards under the Company’s equity incentive plans, including the 2021 Stock Incentive Plan.

What persons are excluded from the vote on the 2021 Stock Incentive Plan for purposes of the Disinterested Stockholder Approval?

Insiders of the Company to whom stock incentives may be granted under the 2021 Stock Incentive Plan and associates of such insiders. As such, the votes attaching to an aggregate of approximately 9,893,960 shares, which are beneficially owned or over which control or direction is exercised by the directors, senior officers and shareholders which beneficially own or control more than 10% of all outstanding shares of the Company and their respective associates, representing approximately 76.6% of shares entitled to vote at the Annual Meeting.

What is the required vote?

The 2021 Stock Incentive Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval (approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSXV). Broker non-votes and a property executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE 2021 STOCK INCENTIVE PLAN.

PROPOSAL 6 — APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN

What am I voting on?

The Company is asking its stockholders to approve the Company’s 2021 Employee Stock Purchase Plan (the “2021 Employee Stock Purchase Plan”). The 2021 Employee Stock Purchase Plan was adopted by the Board of Directors on November 4, 2021, subject to stockholder approval at the Annual Meeting. The 2021 Employee Stock Purchase Plan was designed to provide employees of the Company and it’s the Company’s subsidiaries, if any, with an opportunity to purchase shares through accumulated payroll deductions. The 2021 Employee Stock Purchase Plan is subject to the approval of the TSXV. Accordingly, the Company is asking stockholders, including the disinterested stockholders, to vote “FOR” the following resolution at the Annual Meeting

“BE IT RESOLVED THAT:

1. the 2021 Employee Stock Purchase Plan as set forth in Appendix “C” to this Proxy Statement is hereby authorized and approved, and the Company will have the ability to grant incentive awards under the 2021 Employee Stock Purchase Plan; and

2. any director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such action.”

What are the details of the 2021 Employee Stock Purchase Plan?

For information about the 2021 Employee Stock Purchase Plan, see under the heading, “Equity Compensation Plans– 2021 Employee Stock Purchase Plan.” The 2021 Employee Stock Purchase Plan is attached hereto as Appendix C.

2021 Employee Stock Purchase Plan Participants

All Eligible Employees of the Company, its subsidiaries and its affiliates who meet the minimum eligibility requirements may participate in the 2021 Stock Incentive Plan. Currently there are approximately the following number of persons in each class eligible to participate in the 2021 Stock Incentive Plan:

Non-employee Directors: N/A

Executive Officers: 3

Employees: 135

Consultants: N/A

Non-employee directors and consultants cannot participate in the 2021 Employee Stock Purchase Plan.

Benefits under the 2021 Employee Stock Purchase Plan

Participation in the 2021 Employee Stock Purchase Plan is at the sole discretion of the Eligible Employee. Because the participation in the 2021 Employee Stock Purchase Plan is at the sole discretion of the Eligible Employee, it cannot be determined how many shares may be issued in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. Further if the 2021 Employee Stock Purchase Plan had been approved at the beginning of the fiscal year ended December 31, 2020, it is not possible for the Company to determine how many shares would have been issued under the 2021 Employee Stock Purchase Plan during the course of the fiscal year ended December 31, 2020.

Certain United States Federal Income Tax Considerations for U.S. Holders

See “Certain United States Federal Income Tax Considerations” below for a discussion of certain of the federal income tax considerations to the Company and the holders of incentive awards under the Company’s equity incentive plans, including the 2021 Employee Stock Purchase Plan.

What persons are excluded from the vote on the 2021 Employee Stock Purchase Plan for purposes of the Disinterested Stockholder Approval?

Insiders of the Company to whom incentive awards may be granted under the 2021 Employee Stock Purchase Plan and associates of such insiders. As such, the votes attaching to an aggregate of approximately 9,893,960 shares, which are beneficially owned or over which control or direction is exercised by the directors, senior officers and shareholders which beneficially own or control more than 10% of all outstanding shares of the Company and their respective associates, representing approximately 76.6% of shares entitled to vote at the Annual Meeting.

What is the required vote?

The 2021 Employee Stock Purchase Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval (approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSXV). Broker non-votes and a property executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE 2021 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 7 — APPROVAL OF THE AMENDMENTS TO THE AMENDED 2020 STOCK OPTION PLAN

What am I voting on?

The Company is asking its stockholders to approve the amendments to the Company’s Amended 2020 Stock Option Plan. The Amended 2020 Stock Option Plan was amended to provide for greater flexibility in payment of the exercise price and withholding of taxes upon exercise of the options thereunder. The amendments to the Amended 2020 Stock Option Plan are subject to the approval of the TSXV. Accordingly, the Company is asking stockholders, including the disinterested stockholders, to vote “FOR” the following resolution at the Annual Meeting

“BE IT RESOLVED THAT:

1. the amendments to the Amended 2020 Stock Option Plan as set forth in the Proxy Statement is hereby authorized and approved; and

2. any director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do all such acts and things and to effect such amendment to the Amended 2020 Stock Option Plan and execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such action.”

What are the details of the amendments to the Amended 2020 Stock Option Plan?

For information about the Amended 2020 Stock Option Plan, see under the heading, “Equity Compensation Plans– Amended 2020 Stock Option Plan.”

The Amended 2020 Stock Option Plan, as amended, is attached hereto as Appendix D.

Amendments

Section 7.2 of the Amended 2020 Stock Option Plan, which prior to the amendments read as follows:

“Payment of Exercise Price. The notice described in Section 7.1 hereof shall be accompanied by full payment of the Exercise Price to the extent the Option is so exercised, and full payment of any amounts the Corporation determines must B-12 be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be in lawful money of the United States (USD) in cash or by certified cheque.”

is amended to read in full as follows:

“Payment of Exercise Price. The notice described in Section 7.1 hereof shall be accompanied by full payment of the Exercise Price to the extent the Option is so exercised, and full payment of any amounts the Corporation determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be in lawful money of the United States (USD) in one or more of the following forms, as determined by the Corporation:

(a)	cash or cheque made payable to the Corporation;

(b)	to the extent permitted by the policies of the Corporation and subject to applicable securities law, a broker-assisted sale of Shares sufficient to cover the Exercise Price (a “sell-to-cover exercise”);

(c)	unless the company is listed on the TSX Venture Exchange (“TSXV”) or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Corporation and subject to applicable securities law, in Shares (1) held by the Optionee (or any other person or persons permitted to exercise the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at fair market value on the exercise date (a “cashless stock-for-stock exercise”); or

(d)	unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, in accordance with a Notice of Cashless Settlement (in the form provided by the Corporation upon request), in Shares withheld by the Corporation equivalent in value to the exercise price (a “cashless net exercise”).”

Amended 2020 Stock Option Plan Participants

All employees, senior officers, directors and consultants of the Company, its subsidiaries and its affiliates who meet the minimum eligibility requirements may participate in the Amended 2020 Stock Option Plan. Currently there are approximately the following number of persons in each class eligible to participate in the Amended 2020 Stock Option Plan:

Non-employee Directors: 4

Executive Officers: 4

Employees: 135

Consultants: 0

Benefits under the Amended 2020 Stock Option Plan

Participation in the Amended 2020 Stock Option Plan is at the sole discretion of the Compensation Committee. As noted above, the Compensation Committee does not intend to grant any further options under the Amended 2020 Stock Option Plan and will instead issue future options under the 2021 Stock Incentive Plan, if approved by the stockholders. If the 2021 Stock Incentive Plan is not approved by stockholders, because the grant of options under the Amended 2020 Stock Option Plan is at the sole discretion of the Board and the Compensation Committee, it cannot currently be determined how many of such options may be granted in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. Currently, there are options outstanding under the Amended 2020 Stock Option Plan and held by persons in the following categories:

Name	Number of Options	Weighted Average Exercise Price
John Farlinger, Chief Executive Officer	92,800	8.34
Trent Carman, Former Chief Financial Officer	–	–
Preston Parsons, Founder and Director	200,000	0.25
Christopher Rumana, Director	50,000	6.80
Martin Burian, Director	55,000	7.67
John Flood, Director	30,000	5.60
Steven Summers, Director	50,000	5.96
Executive Officer Group	282,800	2.81
Non-Executive Director Group	185,000	6.64
Non-Executive Officer Employee Group	652,300	6.43

No associates of any director, executive officer or nominee has received or is set to receive options under the Amended 2020 Stock Option Plan. No person has received or is set to receive 5% or more the options under the Amended 2020 Stock Option Plan. If the amendments to the Amended 2020 Stock Option Plan are adopted, all persons and persons in the above groups will gain the benefits of the increased flexibility in payment of their exercises prices under their outstanding options, in the sole discretion of the Company.

Market for Shares

See “Proposal 5 – Approval of the 2021 Stock Incentive Plan – What are the details of the 2021 Stock Incentive Plan? – Market for Shares” for details regarding the market for the shares of common stock.

Certain United States Federal Income Tax Considerations

See “Certain United States Federal Income Tax Considerations” below for a discussion of certain of the federal income tax considerations to the Company and the holders of incentive awards under the Company’s equity incentive plans, including the Amended 2020 Stock Option Plan.

What persons are excluded from the vote on the Amended 2020 Stock Option Plan for purposes of the Disinterested Stockholder Approval?

Insiders of the Company to whom incentive awards may be granted under the Amended 2020 Stock Option Plan and associates of such insiders. As such, the votes attaching to an aggregate of approximately 9,893,960 shares, which are beneficially owned or over which control or direction is exercised by the directors, senior officers and shareholders which beneficially own or control more than 10% of all outstanding shares of the Company and their respective associates, representing approximately 76.6% of shares entitled to vote at the Annual Meeting.

What is the required vote?

The amendments to the Amended 2020 Stock Option Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval (approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSXV). Broker non-votes and a property executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE AMENDMENTS TO THE AMENDED 2020 STOCK OPTION PLAN.

PROPOSAL 8 — APPROVAL OF THE AMENDMENTS TO THE 2020 EQUITY INCENTIVE PLAN

What am I voting on?

The Company is asking its stockholders to approve the amendments to the Company’s 2020 Equity Incentive Plan. The 2020 Equity Incentive Plan was amended to provide for greater flexibility in payment of the exercise price and withholding of taxes upon exercise of the options thereunder. The amendments to the 2020 Equity Incentive Plan are subject to the approval of the TSXV. Accordingly, the Company is asking stockholders, including the disinterested stockholders, to vote “FOR” the following resolution at the Annual Meeting

“BE IT RESOLVED THAT:

1. the amendments to the 2020 Equity Incentive Plan as set forth in the Proxy Statement is hereby authorized and approved; and

2. any director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do all such acts and things and to effect such amendment to the 2020 Equity Incentive Plan and execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such action.”

What are the details of the amendments to the 2020 Equity Incentive Plan?

For information about the 2020 Equity Incentive Plan, see under the heading, “Equity Compensation Plans– 2020 Equity Incentive Plan.”

The 2020 Equity Incentive Plan is attached hereto as Appendix E.

Amendments

Section 5.4 of the 2020 Equity Incentive Plan, which prior to the amendments read as follows:

“Exercise of Options. A vested Option or any portion thereof may be exercised by the Option holder delivering to the Company a Notice of Exercise signed by the Option holder or their legal personal representative, accompanied by payment in full of the aggregate Exercise Price and any Applicable Withholding Taxes in respect of the Option or portion thereof being exercised, in cash or by certified cheque, bank draft or money order payable to the Company or by such other means as might be specified from time to time by the Committee, subject to the policies of the Exchange.

Subject to Section 8, upon receipt of payment in full, the number of Common Shares in respect of which the Option is exercised will be duly issued to the Option holder as fully paid and non-assessable, following which the Option holder shall have no further rights, title or interest with respect to such Option or portion thereof.

If an Option holder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) for any reason, whether voluntary or involuntary, other than death or permanent disability, such Incentive Stock Option shall cease to be qualified an Incentive Stock Option as of the date that is three months after the date of cessation of employment (or upon the expiration of the term of such Incentive Stock Option, if earlier). If an Option holder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) because of the death or permanent disability of such Option holder, such Option holder, such Incentive Stock Option will cease to be qualified as an Incentive Stock Option as of the date that is one year after the date of death or permanent disability, as the case may be, (or upon the expiration of the term of such Incentive Stock Option, if earlier). For purposes of this Section, the term “permanent disability” has the meaning assigned to that term in section 422(e)(3) of the U.S. Internal Revenue Code.”

is amended to read in full as follows:

“Exercise of Options. A vested Option or any portion thereof may be exercised by the Option holder delivering to the Company a Notice of Exercise signed by the Option holder or their legal personal representative, accompanied by payment in full of the aggregate Exercise Price and any Applicable Withholding Taxes in respect of the Option or portion thereof being exercised, in one or more of the following forms, as determined by the Company:

(a)	cash or cheque made payable to the Company;

(b)	to the extent permitted by the policies of the Company and subject to applicable securities law, a broker-assisted sale of Common Shares sufficient to cover the Exercise Price (a “sell-to-cover exercise”);

(c)	unless the company is listed on the TSX Venture Exchange (“TSXV”) or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Company and subject to applicable securities law, in Common Shares (1) held by the Option holder (or any other person or persons permitted to exercise the option) for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and (2) valued at fair market value on the exercise date (a “cashless stock-for-stock exercise”); or

(d)	unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, in accordance with a Notice of Cashless Settlement (in the form provided by the Company upon request), in Common Shares withheld by the Company equivalent in value to the exercise price (a “cashless net exercise”).

Subject to Section 8, upon receipt of payment in full, the number of Common Shares in respect of which the Option is exercised will be duly issued to the Option holder as fully paid and non-assessable, following which the Option holder shall have no further rights, title or interest with respect to such Option or portion thereof.

If an Option holder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) for any reason, whether voluntary or involuntary, other than death or permanent disability, such Incentive Stock Option shall cease to be qualified an Incentive Stock Option as of the date that is three months after the date of cessation of employment (or upon the expiration of the term of such Incentive Stock Option, if earlier). If an Option holder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) because of the death or permanent disability of such Option holder, such Option holder, such Incentive Stock Option will cease to be qualified as an Incentive Stock Option as of the date that is one year after the date of death or permanent disability, as the case may be, (or upon the expiration of the term of such Incentive Stock Option, if earlier). For purposes of this Section, the term “permanent disability” has the meaning assigned to that term in section 422(e)(3) of the U.S. Internal Revenue Code.”

2020 Equity Incentive Plan Participants

All employees, senior officers, directors and consultants of the Company, its subsidiaries and its affiliates who meet the minimum eligibility requirements may participate in the 2020 Equity Incentive Plan. Currently there are approximately the following number of persons in each class eligible to participate in the 2020 Equity Incentive Plan:

Non-employee Directors: 4

Executive Officers: 3

Employees: 135

Consultants: 0

Benefits under the 2020 Equity Incentive Plan

Participation in the 2020 Equity Incentive Plan is at the sole discretion of the Compensation Committee. As noted above, the Compensation Committee does not intend to grant any further EIP Awards under the 2020 Equity Incentive Plan and will instead issue future options and awards under the 2021 Stock Incentive Plan, if approved by stockholders. If the 2021 Stock Incentive Plan is not approved by stockholders, because the grant of EIP Awards under the 2020 Equity Incentive Plan is at the sole discretion of the Board and the Compensation Committee, it cannot currently be determined how many of such EIP Awards may be granted in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. Currently, there are options outstanding under the 2020 Equity Incentive Plan and held by persons in the following categories:

Name	Number of Options	Exercise Price
John Farlinger, Chief Executive Officer	–	–
Trent Carman, Former Chief Financial Officer	–	–
Preston Parsons, Founder and Director	–	–
Preston Parsons, Founder and Director	–	–
Martin Burian, Director	–	–
John Flood, Director	–	–
Steven Summers, Director	–	–
Executive Officer Group	–	–
Non-Executive Director Group	–	–
Non-Executive Officer Employee Group	35,000	$7.65

There are no non-option EIP Awards outstanding. No associates of any director, executive officer or nominee has received options under the 2020 Equity Incentive Plan. No person has received or is set to receive 5% or more the EIP Awards under the 2020 Equity Incentive Plan. If the amendments to the 2020 Equity Incentive Plan are adopted, all persons and persons in the above groups will gain the benefits of the increased flexibility in payment of their exercises prices under these Awards, in the sole discretion of the Company.

Market for Shares

See “Proposal 5 – Approval of the 2021 Stock Incentive Plan – What are the details of the 2021 Stock Incentive Plan? – Market for Shares” for details regarding the market for the shares of common stock.

Certain United States Federal Income Tax Considerations

See “Certain United States Federal Income Tax Considerations” below for a discussion of certain of the federal income tax considerations to the Company and the holders of incentive awards under the Company’s equity incentive plans, including the 2020 Equity Incentive Plan.

What persons are excluded from the vote on the 2020 Equity Incentive Plan for purposes of the Disinterested Stockholder Approval?

Insiders of the Company to whom incentive awards may be granted under the 2020 Equity Incentive Plan and associates of such insiders. As such, the votes attaching to an aggregate of approximately 9,893,960 shares, which are beneficially owned or over which control or direction is exercised by the directors, senior officers and shareholders which beneficially own or control more than 10% of all outstanding shares of the Company and their respective associates, representing approximately 76.6% of shares entitled to vote at the Annual Meeting.

What is the required vote?

The amendments to the 2020 Equity Incentive Plan will be approved upon receiving (i) the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon and (ii) Disinterested Stockholder Approval (approval by a simple majority of the votes cast by the stockholders present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, excluding votes attached to certain insiders of the Company and their associates and any other person as required to be excluded pursuant to the rules of the TSXV). Broker non-votes and a property executed proxy card marked “ABSTAIN” will not be counted as votes cast and accordingly, will not have an effect on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE AMENDMENTS TO THE 2020 EQUITY INCENTIVE PLAN

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a brief summary of certain United States federal income tax consequences with respect to the issuance and exercise of options granted under the Amended 2020 Stock Option Plan, 2020 Equity Incentive Plan and the 2021 Stock Incentive Plan (the “Plans”) and the grants of awards under the 2020 Equity Incentive Plan and the 2021 Stock Incentive Plan (the “Award Plans”). This summary does not describe all federal tax consequences, including the consequences of owning and selling the shares, nor does it describe state, local or foreign tax consequences.

Scope of This Disclosure

This summary does not address the U.S. federal income tax consequences of participation in the Plans by a non-U.S. Participant. For purposes of this summary, a "U.S. Participant" is a participant in one of the Plans who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the Canada-U.S. Tax Convention. For purposes of this summary, a "non-U.S. Participant" is a participant in the Plans who is not a U.S. Participant.

Tax Consequences With Respect to Options

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to options granted pursuant to Plan. This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS. In general, the following tax consequences will apply to U.S. Participants:

Non-Qualified Stock Options

•	Grant. U.S. Participants will not recognize any taxable income at the time a non-qualified option is granted.

•	Exercise. Upon the exercise of a non-qualified option by payment of the exercise price in cash, a U.S. Participant will recognize ordinary income in the amount by which the fair market value of the Company’s common stock at the time of exercise exceeds the option exercise price. If a U.S. Participant pays the exercise price by tendering shares of common stock then owned by them, they will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares they tendered. In the event a U.S. Participant acquires shares through a “net exercise” of a non-qualified option, they will recognize ordinary income in amount equal to the fair market value of the shares they receive.

•	Tax Deduction for the Company. The Company may be allowed an income tax deduction in the amount that, and for the taxable year in which, a U.S. Participant recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation as described in the section of the Proxy Statement titled “U.S. Federal Income Tax Consequences—Income Tax Deductions” below.

•	Tax Basis of the Acquired Shares. If a U.S. Participant pays the non-qualified option exercise price in cash, their original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount they are required to recognize as income as a result of the exercise. If a U.S. Participant pays the option exercise price by tendering other of the Company’s shares of common stock then owned by them, they will not recognize gain or loss on the tendered shares, but their original tax basis for an equal number of shares acquired upon exercise of the option will be the same as their adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that the U.S. Participant is required to recognize as income as a result of the option exercise. If a U.S. Participant acquires shares through a “net exercise” of a non-qualified option, their tax basis in such shares will equal the fair market of the shares at the time they recognize ordinary income as a result of the exercise of the option.

•	Sale of Shares. When a U.S. Participant sells shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the common stock is a capital asset in the U.S. Participant’s hands, the gain or loss will be capital gain or loss.

•	Characterization of Capital Gain or Loss. Any capital gain or loss a U.S. Participant recognizes upon sale of the shares will be taxed as long-term capital gain or loss if the U.S. Participant has held the shares for more than 12 months and as short-term capital gain or loss if they have held the shares for 12 months or less. For purposes of determining whether a U.S. Participant will recognize long-term or short-term capital gain or loss on their subsequent sale of the shares, the holding period will begin at the time they exercise the option. However, if, as usually is the case, the common stock is a capital asset in the U.S. Participant’s hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which they held the tendered shares.

Incentive Stock Options

•	Grant. A U.S. Participant will not recognize any taxable income at the time an incentive stock option is granted.

•	Exercise. Upon the exercise of an incentive stock option, a U.S. Participant will not recognize any income for purposes of the regular income tax. However, a U.S. Participant may be required to recognize income for purposes of the alternative minimum tax (the “AMT”).

For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, a U.S. Participant must recognize ordinary income for purposes of the AMT in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. As a result, if a U.S. Participant recognizes a substantial amount of AMT income upon exercise of an incentive stock option in relation to their taxable income from wages and other sources in the year in which they exercise the option, they may be subject to the AMT. Furthermore, the fact that a U.S. Participant recognizes AMT income at the time they exercise an incentive stock option may not alter the amount of regular income they must recognize at the time they sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

U.S. Participants should consult their own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which they acquired the shares to avoid having the AMT apply in the year they exercise the option and the regular tax apply in the year they sell the shares. U.S. Participants should also consult their own tax advisor regarding the benefit that may be available from a tax credit for a prior year’s minimum tax liability provided for in Section 53 of the Code.

•	Tax Deduction for the Company. If a U.S. Participant sells or otherwise disposes of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to them and more than one year after they exercised the option, then the Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if a U.S. Participant sells or otherwise disposes of the shares before the holding periods described above are satisfied, then the Company may be allowed a tax deduction at the time and in the amount the U.S. Participant recognizes ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation as described in the section of the Proxy Statement titled “U.S. Federal Income Tax Consequences—Income Tax Deductions” below. Under current law, such income is not subject to income or payroll tax withholding.

•	Tax Basis of the Acquired Shares. If a U.S. Participant pays the exercise price for an incentive stock option in cash, their original tax basis in the shares received upon exercise will equal the option exercise price. If a U.S. Participant pays the exercise price for an incentive stock option by tendering other shares of the Company’s common stock already owned by them, and they acquired such tendered shares through any means other than by exercising one or more incentive stock options, they will not recognize gain or loss on the tendered shares, but their original tax basis for an equal number of shares acquired upon exercise of the option will be the same as their adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If a U.S. Participant pays the exercise price solely by tendering other shares of our common stock, then the original tax basis of the remaining acquired shares will be zero.

If a U.S. Participant pays the exercise price for an incentive stock option by tendering shares of the Company’s common stock already owned by them, and they acquired such tendered shares by exercising another incentive stock option, Section 1036 of the Code generally provides that they will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as they have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after they acquired the tendered shares upon exercise of the option.

•	Sale of Shares; Characterization as Capital Gain or Loss or Ordinary Income. If a U.S. Participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to them and more than one year after they exercised the option, and if, as usually is the case, the common stock is a capital asset in their hands, then they will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price they paid for the shares.

If a U.S. Participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before the holding periods described above are satisfied, then they will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and they will recognize long-term or short-term capital gain or loss (depending on whether they have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date they exercised the option.

Tax Consequences With Respect to Awards of Restricted Shares or Restricted Stock Units

There are no tax consequences to a U.S. Participant or the Company by reason of the grant of restricted stock or restricted stock units under the Award Plans.  If an award is payable in shares that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under section 83(b) of the Code, the holder must recognize ordinary income equal to the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier).

The holder’s basis for the shares acquired under the Award Plans will be the amount of ordinary income recognized either when the shares are received (for restricted stock units) or when the shares are vested (for restricted stock awards, subject to earlier recognition if a section 83(b) election is made).  The Company will generally be entitled at that time to a U.S. income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

U.S. Participants Subject to Section 16(b) of the Securities Exchange Act

If a U.S. Participant is an executive officer or director subject to Section 16(b) of the Securities Exchange Act of 1934, any shares received upon exercise of an option may be treated as restricted property for purposes of Section 83 of the Code. In that case, such U.S. Participant may be deemed to have acquired the shares at a date up to six months after the date of exercise, and such U.S. Participant will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise. However, Section 83(b) of the Code allows a U.S. Participant to elect to recognize ordinary income as of the date of exercise, without regard to Section 16(b) restrictions. The U.S. Participant must make the election in the manner specified in Section 83(b) within 30 days after the shares are paid out. If (1) the shares paid out are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) the U.S. Participant does not make a Section 83(b) election within the required time period, the U.S. Participant will recognize and be taxed on ordinary income in the amount of the fair market value of the shares at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the exercise date.

Change in Control

Depending on the terms of a U.S. Participant's award agreement, upon a change in control of the Company, restrictions on a U.S. Participant's award may lapse, or a U.S. Participant's award may mature on an accelerated schedule. If this type of benefit, or other benefits and payments connected with a U.S. Participant's award that result from a change in control of the Company, are granted to certain individuals (such as the Company's executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount will be subject to a 20% excise tax payable by the individual. Any amount that is subject to an excise tax is also not deductible by the Company. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. Each U.S. Participant should consult his or her own tax advisor own tax advisor regarding potential tax liability upon a change in control of the Company.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plans. U.S. Participants should consult their own tax advisor regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plans. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to the Company’s Secretary, John Price, at Assure Holdings Corp., 4600 South Ulster Street, Suite 1225, Denver, Colorado, USA 80237.

APPENDICES

Appendix A	Form of Proxy Card
Appendix B	2021 Stock Incentive Plan
Appendix C	2021 Employee Stock Purchase Plan
Appendix D	Amended 2020 Stock Option Plan
Appendix E	2020 Equity Incentive Plan

By Order of the Board of Directors

ASSURE HOLDINGS CORP.

/s/ John Farlinger
Executive Chairperson of the Board of Directors and Chief Executive Officers

November 9, 2021

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A – FORM OF PROXY CARD

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8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 COMMON C1234567890 XXX Fold Form of Proxy - Annual Meeting to be held on December 9, 2021 This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the Board Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by the Board of Directors. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Board Nominees listed on the reverse, this proxy will be voted as recommended by the Board of Directors. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying proxy statement and annual report to stockholders provided by the Board of Directors. Fold Proxies submitted must be received by 10:00 am, Mountain Time, on December 7, 2021. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Virtually Attend the Meeting • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can attend the meeting virtually by visiting the URL provided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Board Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER CPUQC01.E.INT/000001/i1234 01S09A

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MR XXX 123 Appointment of Proxyholder OR Print the name of the person you are appointing if this person is someone other than the Board Nominees listed herein. I/We being holder(s) of securities of Assure Holdings Corp. (the “Company”) hereby appoint: John Farlinger, or failing this person, John Price (the “Board Nominees”) Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Assure and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual Meeting of shareholders of the Company to be held online at https://www.issuerdirect.com/virtual-event/ionm on December 9, 2021 at 10:00 am, Mountain Time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors Withhold For Withhold Withhold For For 03. John A. Farlinger 01. Preston T. Parsons 02. Martin Burian Fold 04. Christopher Rumana 05. Steven Summer 06. John Flood Abstain For Against 2. Appointment of Auditors To ratify the appointment of Baker Tilly US, LLP as Auditors of the Company for the ensuing year. 3. Advisory Vote of Executive Compensation To approve the resolution on the advisory vote on the compensation of our named executive officers as described in the proxy statement. 3 Years 2 Years 1 Year Abstain 4. Advisory Vote on the Frequency of Advisory Votes on Executive Compensation To approve the resolution setting 1 Year, 2 Years or 3 Years as the frequency for advisory votes on the compensation of our named executive officers as described in the proxy statement. Abstain For Against 5. 2021 Stock Incentive Plan To approve the Company’s 2021 Stock Incentive Plan as described in the proxy statement. 6. 2021 Employee Stock Purchase Plan To approve the Company’s 2021 Employee Stock Purchase Plan as described in the proxy statement. Fold 7. Amended 2020 Stock Option Plan Amendments To approve amendments to the Company’s Amended 2020 Stock Option Plan, as described in the proxy statement. 8. 2020 Equity Incentive Plan Amendments To approve amendments to the Company’s 2020 Equity Incentive Plan, as described in the proxy statement. Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Board Nominees, this Proxy will be voted as recommended by Board of Directors. Date Signature(s) MM / DD / YY Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. A R 1 3 2 6 9 5 9 01S0AB

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APPENDIX B – 2021 STOCK INCENTIVE PLAN

B-1

2021 STOCK INCENTIVE PLAN

ASSURE HOLDINGS CORP.
2021 STOCK INCENTIVE PLAN

Section 1.      Purpose

The purpose of the Plan is to promote the interests of the Company and its Shareholders by aiding the Company in attracting and retaining employees, senior officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s Shareholders.

Section 2.      Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit granted under the Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)           “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. To the extent required by law (whether required as a matter of law or to obtain the intended tax treatment and tax benefits), the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g)          “Company” shall mean Assure Holdings Corp., a Nevada corporation, and any successor corporation.

(h)          “Consultant” shall have the meaning given to that term in Policy 4.4 of the TSXV.

(i)           “Deferred Share Unit” shall mean a Restricted Stock Unit granted under Section 6(c), the terms of which contemplate settlement or payment events that are deferred beyond the time or times in which the Restricted Stock Unit is scheduled to vest and become non-forfeitable.

(j)           “Director” shall mean a member of the Board.

(k)          “Eligible Person” shall mean any bona fide employee, senior officer, non-employee Director or Consultant providing services to the Company or any subsidiary of the Company. An Eligible Person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

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(l)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)         “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, if the Shares are traded on a securities exchange, the Fair Market Value of a Share as of a given date shall be the closing price of one Share as reported on the securities exchange where the Shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading.

(n)          “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan to a U.S. taxpayer that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)          “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)          “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)          “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)           “Performance Share Unit” shall mean a Restricted Stock Unit granted under Section 6(c), the vesting of which is conditioned upon the achievement of one or more financial or other Company-related performance goals (including goals specific to the Participant’s individual performance, other than performance of service alone) established by the Committee, or upon any combination of service-based and performance-based conditions.

(s)          “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(t)           “Plan” shall mean this Assure Holdings Corp. 2021 Stock Incentive Plan, as amended from time to time.

(u)          “Prior Stock Plans” shall mean the Assure Holdings Corp. Equity Incentive Plan and the Assure Holdings Corp. Stock Option Plan, as amended from time to time.

(v)          “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan

(w)         “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x)          “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(y)          “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(z)          “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa)        “Share” or “Shares” shall mean Common Shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan), provided that such class is listed on a securities exchange.

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(bb)        “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(cc)        “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.      Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, (vii) determine whether, to what extent and under what circumstances Awards may be exercised or settled in cash, Shares or combination thereof, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-U.S. jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any subsidiary of the Company.

(b)          Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to senior officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act; or (ii) any other applicable law or securities exchange rules.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with any applicable law or securities exchange rules; and (ii) to the extent required by applicable law or securities exchange rules, only the Committee (or another committee of the Board comprised of directors who qualify as independent directors, to the extent required by applicable law or independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

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Section 4.      Shares Available for Awards

(a)          Shares Available. The number of Shares that may be issued under all Awards of the Plan cannot exceed two million (2,000,000) Shares; provided, that for so long as the Shares are listed on the TSXV, the number of Shares that may be issued under all Awards under the Plan, plus any Shares granted under any prior plans and the Company’s employee share purchase plan, shall not exceed 2,367,260 Shares. On and after shareholder approval of this Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the Prior Stock Plans.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

(i)	Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. In addition, any Shares subject to any outstanding award under a Prior Stock Plan that, on and after the date shareholders approve the Plan, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award shall again be available for granting Awards under the Plan.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the number of Shares available for Awards under the Plan.

(iv)	Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall be counted against the number of Shares available for Awards under the Plan.

(c)          Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, subject to the policies of any securities exchange applicable to the Company, whose determination in that respect shall be final, binding and conclusive.

(d)          Annual Limit for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash based compensation granted to a non-employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5.      Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, senior officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.      Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. Subject to all applicable regulatory requirements, the purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or a subsidiary. For so long as the Shares are listed on the TSX Venture Exchange (the “TSXV”), Disinterested Shareholder Approval (as defined in the policies of the TSXV) must be obtained for any reduction in the Option exercise price if the person granted the Option is an Insider (as defined in the policies of the TSXV) of the Company at the time of the proposed amendment.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant, but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, if an Eligible Person’s service with the Company and all Affiliates terminates for any reason during the term, then the Eligible Person’s Option shall expire on the earliest of the following dates:

(A)	the Option’s term expiry date fixed by the Committee at the date of grant;

(B)	the date an Eligible Person’s service is terminated for cause; or

(C)	the date twelve months after the termination of the Eligible Person’s service for any reason other than cause, or such earlier date or dates as the Committee may determine and specify in the Award Agreement at the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, bank draft or certified cheque at the time of such exercise, in an amount equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. Unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, the terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(C)	Death of Participant. For so long as the Shares are listed on the TSXV, if an optionee who has been granted Options ceases to be employed by the Company because of the death of such optionee, such Option will cease to be qualified as an Option as of the date that is one year after the date of death (or upon the expiration of the term of such Option, if earlier).

(iv)	Dividend Equivalent Rights. Options may not contain features providing for dividend equivalent rights other than equitable adjustments as provided in Section 4(c).

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(v)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options to U.S. taxpayers which are intended to qualify as Incentive Stock Options:

(A)	To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the Shareholders of the Company.

(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(F)	This Section 6(a)(v) shall be subject to approval by the Shareholders of the Company within twelve months of adoption by the Board as provided in Section 11, and this Section 6(a)(v) shall be effective as of the date of such Shareholder approval.

(b)          Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof a cash amount equal to excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, dates of exercise and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the limitations in Section 6(a)(ii) above applicable to Options and Section 4(d) applicable to Awards generally). However, Stock Appreciation Rights may not contain features providing for dividend equivalent rights other than equitable adjustments as provided in Section 4(c). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

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(c)          Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock or Restricted Stock Units (including Performance Share Units and Deferred Share Units) to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend equivalent payments shall be subject to the limitations described below. Restricted Stock Units may be settled upon vesting or on a deferred basis, in each case in accordance with rules and procedures established by the Committee and specified in an Award Agreement.

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of all restrictions and the restricted (or deferred) period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares (or a cash payment equal to the Fair Market Value of the Shares) shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Dividend Equivalent Rights. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units that accrue dividend or dividend equivalent rights to the amount of cash dividends paid by the Company to holders of Shares with respect to Shares underlying the Award. Such rights may be accrued in cash or converted into rights to additional Shares, subject to such conditions as the Committee may provide. However, dividends and dividend equivalent amounts with respect to any Share underlying any Restricted Stock or Restricted Stock Unit may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(d)          General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law. Unless an Award Agreement expressly states otherwise, all dollar values awarded and purchase consideration shall be in Canadian currency.

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(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, including the policies of any applicable exchange, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. Notwithstanding anything in the Plan to the contrary, for so long as the Shares are listed on the TSXV:

(A)	the aggregate number of Awards granted to any one Eligible Person in any 12 month period shall not exceed 5% of the issued and outstanding Shares, calculated at the date such Awards are granted;

(B)	the aggregate number of Awards granted to any one Eligible Person who is a Consultant (as defined in the policies of the TSXV) during any 12 month period shall not exceed 2% of the issued and outstanding Shares, calculated at the date such Awards are granted;

(C)	Eligible Persons retained to provide Investor Relations Activities (as defined in the policies of the TSXV) to the Company may not be granted any Awards under this Plan, save and except Options, provided that the aggregate number of Options granted to such persons during any 12 month period shall not exceed 2% of the issued and outstanding Shares, calculated at the date an Option is granted to any such person;

(D)	Options granted to any Eligible Person performing Investor Relations Activities must vest in stages over a period of no less than 12 months with no more than 1/4 vesting in any three-month period;

(E)	the aggregate number of Options granted to Eligible Charitable Organizations (as defined in the policies of the TSXV) shall not at any time exceed 1% of the issued and outstanding Shares of the Company, calculated at the date such Options are granted.

(v)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, and, for so long as the Shares are listed on the TSXV, subject to compliance with applicable TSXV repricing requirements, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or other Awards in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

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(vi)	Public Offering. In the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any Stock (a “Public Offering”), each Eligible Person or holder or beneficiary thereof shall be prohibited from effecting any public sale or distribution of any Shares (other than as part of such underwritten public offering), including, but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the “lock-up” period established by the Committee, which lock-up period shall be no shorter than that required by the underwriters of such public offering. If requested by the underwriters managing any Public Offering, each Eligible Person shall execute a separate agreement to the foregoing effect. Without limiting the foregoing clause (a), if (1) during the last 17 days of the “lock-up” period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the “lock-up” period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, the restrictions imposed by this paragraph shall continue to apply until no earlier than the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event (or no earlier than the 16th day, if the Company does not issue the earnings release).

(vii)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.      Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, except as expressly provided in the Plan, or with the written consent of the Participant or holder thereof, adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of Shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

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(iii)	add or amend any terms relating to the provision of financial assistance to Participants or resulting in Participants receiving securities of the Company while no cash consideration is received by the Company;

(iv)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(v)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and without limiting the foregoing, prior approval of the Shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)	require Shareholder approval under applicable law or the rules or regulations of any securities exchange that is applicable to the Company;

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(II)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)	modify the limitations contained in Section 4(d) of the Plan;

(IV)	permit repricing of Options or Stock Appreciation Rights, contrary to the provisions of Section 6;

(V)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(VI)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

In addition, for so long as the Shares are listed on the TSXV, unless Disinterested Shareholder Approval is obtained, under no circumstances shall this Plan, together with all of the Company's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, result in or allow at any time:

(VII)	the number of Shares reserved for issuance pursuant to Awards granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Shares;

(VIII)	the grant to Insiders (as a group), within a 12 month period, of an aggregate number of Awards exceeding 10% of the issued and outstanding Shares at the time of the grant of the Awards;

(IX)	the issuance to any one Eligible Person within any 12 month period, of an aggregate number of Awards exceeding 5% of the issued and outstanding Shares at the time of the grant of the Awards;

(X)	any individual Award grant that would result in any of the limitations set out in (VII), (VIII) or (IX) being exceeded; or

(XI)	any amendment to Awards held by Insiders that would have the effect of decreasing the exercise price of such Awards.

For purposes hereof, Awards held by an Insider at any point in time that were granted to such person prior to it becoming an Insider shall be considered Awards granted to an Insider irrespective of the fact that the Person was not an Insider.

(b)            Corporate Transactions. Subject to compliance with all applicable laws and the regulations of any securities exchange applicable to the Company, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s vested rights, then such Award may be terminated by the Company without any payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

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(ii)	that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(iii)	that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement.

(c)            Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the Shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.      Income Tax Withholding

In order to comply with all applicable federal, state, provincial, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, provincial, local or foreign payroll, withholding, income or other taxes are withheld or collected from such Participant.

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Section 9.      General Provisions

(a)            No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)            Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)            Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)            No Rights of Shareholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a Shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)            No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)            No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)            Non-Transferable. Except as otherwise provided for herein, and for so long as the Shares are listed on the TSXV, Awards are non-assignable and non-transferable.

(h)            Bona Fide Eligible Person. For so long as the Shares are listed on the TSXV, by execution of an Award Agreement, an Eligible Person represents that he, she or it is a bona fide director, officer, Employee, Consultant or Management Company Employee, as the case may be, and it will be the joint responsibility of the Company and the Eligible Person that the Eligible Person is and will remain a bona fide Employee, Consultant or Management Company Employee.

(i)            Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(j)            Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law or securities exchange regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

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(k)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(l)            Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(m)           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(n)            Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.      Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

Section 11.      Black-out Provisions

Notwithstanding the provisions contained herein for the expiry of Awards, in the event that the expiry date of an Award falls during a black out period that is formally imposed by the Company pursuant to its policies as a result of the bona fide existence of undisclosed material facts (as such term is defined under securities laws), the expiry date of such Award shall be automatically extended for a period of ten Business Days following the general disclosure of the undisclosed material fact. The automatic extension described in Section 11 hereof will not apply where the Participant or the Company is subject to a cease trade order (or similar order under securities laws) in respect of the Company’s securities. The automatic extension of any expiry date shall not be permitted with respect to (i) any U.S. tax-qualified “incentive stock option” described in Section 6(a)(v) and (ii) any other Option or Stock Appreciation Right granted to a Participant subject to U.S. taxation if such extension would result in an impermissible extension of the expiry date under Section 409A.

Section 12.      Effective Date of the Plan

The Plan was adopted by the Board on November 4, 2021. The Plan shall be subject to approval by the shareholders of the Company at the annual and special meeting of shareholders of the Company to be held on __, 2021, and the Plan shall be effective as of the date of such shareholder approval.

Section 13.      Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on _____________, 2031 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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APPENDIX C – 2021 EMPLOYEE STOCK PURCHASE PLAN

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AssurE holdings corp.

2021 EMPLOYEE STOCK PURCHASE PLAN

(As Adopted , 2021)

1.             Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares through accumulated payroll deductions. Subject to the Company obtaining shareholder approval of the Plan, it is the intention of the Company to have the Plan and the Offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Offerings, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. Notwithstanding the foregoing, and for greater certainty, the Plan may provide employees of the Company and its Designated Subsidiaries with the opportunity to purchase Common Shares through accumulated payroll deductions, which need not qualify as an “employee stock purchase plan” under Section 423 of the Code, pursuant to separate sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities law compliance or other objectives for Eligible Employees, the Company and the Designated Subsidiaries in locations outside of the United States. Except as otherwise provided herein or determined by the Administrator, such Non-Section 423 opportunities will operate and be administered in the same manner as the Section 423 opportunities.

2.             Definitions.

(a)               “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)               “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(c)               “Black Out Period” means any period during which a policy of the Company prevents trading in the Common Shares.

(d)               “Board” means the Board of Directors of the Company.

(e)               “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(f)                “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g)               “Common Shares” means the common shares of the Company.

(h)               “Company” means Assure Holdings Corp., a Nevada corporation.

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(i)                “Compensation” means an Employee’s base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(j)                “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan or any Offering.

(k)               “Director” means a member of the Board.

(l)                “Eligible Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week, provided that, the term “employee” shall not include any individual who performs services for the Company or any Designated Subsidiary pursuant to (i) an agreement (written or oral) that classifies such individual’s relationship with the Company or any Designated Subsidiary as other than an employee of the Company or any Designated Subsidiary, regardless of whether such individual is at any time determined to be an employee of the Company or any Designated Subsidiary, or (ii) a collective bargaining agreement that provides for the exclusion of such individual from participation in this Plan. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave. The Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed a period of time as may be determined by the Administrator in its discretion (but not to exceed two (2) years of service since his or her last hire date), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (iv) is a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or who are Officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Notwithstanding any provision of the Plan, the Administrator may in its sole discretion prior to the Offering Date of an Offering determine that citizens or residents of a foreign jurisdiction who are employed by the Company or a Designated Subsidiary shall not be Eligible Employees if, as of the Offering Date of the grant of an Option to citizens or residents of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or compliance with the laws of the foreign jurisdiction would cause the Offering to violate the requirements of Code Section 423. For rules regarding participation of foreign Subsidiaries, Section 27 shall govern. An Eligible Employee must be a natural person, and may only participate in the Plan in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

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(m)              “Employer” means any one or all of the Company and its Designated Subsidiaries.

(n)               “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(o)               “Exercise Date” means the last Trading Day of each Purchase Period. Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) when the Exercise Dates will occur during a Purchase Period.

(p)               “Fair Market Value” means, with respect to Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Fair Market Value of Common Shares on a given date for purposes of the Plan shall be the closing sale price of the shares as reported on such date on any applicable exchange on which the Common Shares are traded or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading. In all other cases, Fair Market Value shall mean the amount which is determined by the Administrator, in good faith, to be the fair market value of one Common Share.

(q)               “Fiscal Year” means the fiscal year of the Company.

(r)                “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.

(s)                “Offering” means the grant of Options to purchase Common Shares under the Plan to Eligible Employees. The terms of each Offering need not be identical; provided, however, that the rights and privileges established with respect to an Offering will apply in an identical manner to all employees of the Company and each Designated Subsidiary that are granted Options under the Offering.

(t)                “Offering Date” means the first Trading Day of each Offering Period.

(u)               “Offering Period” means, subject to Section 4, the period of time the Administrator may determine prior to an Offering Date, for Options to be granted on such Offering Date, during which an Option granted under the Plan may be exercised, not to exceed twenty-seven (27) months. Unless the Administrator provides otherwise, Offering Periods will have a duration of approximately three months (i) commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following April 30; (ii) commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following July 31; (iii) commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following October 31; and (iv) commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following January 31.

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(v)               “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)              “Option” means an option to purchase Common Shares during an Offering Period granted pursuant to the Plan.

(x)               “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)               “Participant” means an Eligible Employee who holds an outstanding Option granted pursuant to the Plan.

(z)               “Plan” means this Assure Holdings Corp. 2021 Employee Stock Purchase Plan, as set forth herein and as may be amended from time to time.

(aa)             “Purchase Period” means the period during an Offering Period during which Common Shares may be purchased on a Participant’s behalf in accordance with the terms of the Plan or Offering. The duration and timing of Purchase Periods may be established or changed by the Administrator at any time, in its sole discretion. Notwithstanding the foregoing, in no event may a Purchase Period exceed the duration of the Offering Period under which it is established. Unless and until the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.

(bb)            “Purchase Price” shall be determined by the Administrator (on a uniform and nondiscriminatory basis) prior to an Offering Date for all Options to be granted on such Offering Date, subject to compliance with Section 423 of the Code and Treasury regulations promulgated thereunder (or any successor rule or provision or any other Applicable Laws) or pursuant to Section 20, and subject to all applicable regulatory requirements. Unless and until the Administrator provides otherwise with respect to an Offering, the Purchase Price will be equal to eighty-five percent (85%) of the Fair Market Value of a Common Share on the Offering Date or the Exercise Date, whichever is lower. If such price contains a fraction of one tenth of one cent, the Purchase Price shall be increased to the next higher tenth of one cent.

(cc)             “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

(dd)            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee)             “Trading Day” means a day on which the national stock exchange upon which the Common Shares are listed is open for trading.

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3.             Eligibility.

(a)               Offering Periods.  Any individual who is an Eligible Employee on a given Offering Date of any Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b)               Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an Option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the Common Shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. Notwithstanding anything in the Plan to the contrary, for so long as the Common Shares are listed on the TSX Venture Exchange (the “TSXV”), the aggregate number of Options granted to: (a) any one Eligible Employee during any 12 month period shall not exceed 5% of the issued and outstanding Common Shares, calculated at the date such Options are granted; and (b) any one Consultant (as defined in the policies of the TSXV) during any 12 month period shall not exceed 2% of the issued and outstanding Common Shares, calculated at the date such Options are granted. For greater certainty, for so long as the Common Shares are listed on the TSXV, Eligible Employees who are engaged or employed in Investor Relations Activities (as defined in the policies of the TSXV) are not permitted to receive any Options or awards under the Plan.

4.             Offering Periods.  The Plan will be implemented by consecutive Offering Periods, and unless the Administrator provides otherwise, Offering Periods will have a duration of approximately three months (i) commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following April 30; (ii) commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following July 31; (iii) commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following October 31; and (iv) commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following January 31, continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the Plan will be determined by the Administrator. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.             Participation.  An Eligible Employee may participate in the Plan pursuant to Section 3 by (a) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement, substantially in the form of Exhibit A or such other form suggested by the Administrator, from time to time, authorizing payroll deductions in the form provided by the Administrator for such purpose, or (b) following an electronic or other enrollment procedure prescribed by the Administrator.

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6.             Payroll Deductions.

(a)               At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have the payroll deductions made on such day applied to his or her account under the subsequent Purchase or Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof. Except as may be expressly provided in the Plan, pursuant to separate sub-plan, appendix, rule or procedure as may be adopted by the Administrator, an Eligible Employee may participate in the Plan only by means of payroll deduction.

(b)               Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c)               All payroll deductions made for a Participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account. No interest shall be paid to any Participant or credited under the Plan (except as may be required by applicable local laws).

(d)               A Participant may discontinue his or her participation in the Plan as provided in Section 10 by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator, the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. Unless the Administrator provides otherwise in applicable enrollment forms, a Participant’s payroll deductions will not continue for future Offering Periods unless the Participant makes an affirmative election to continue payroll deductions for such Offering Periods. Unless the Administrator determines otherwise prior to the beginning of an Offering Period, a Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period, other than a decrease due to a discontinuance of participation. To the extent the Administrator permits changes in payroll deductions, the Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period.

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(e)                Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), or if the Administrator reasonably anticipates a Participant has contributed a sufficient amount to purchase a number of Common Shares equal to or in excess of the applicable limit for such Offering Period (as set forth in Section 7 or as established by the Administrator), a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, for Participants who have had their contributions reduced due to the applicable limits on the maximum number of Common Shares that may be purchased in any Offering Period, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)                At the time the Option is exercised, in whole or in part, or at the time some or all of the Common Share issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or the Employer’s federal, state, or any other tax liability payable to any authority, national insurance, Social Security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Shares. At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Shares by the Eligible Employee.

(g)               Notwithstanding any provision of the Plan, no payroll deductions may commence during an Offering Period unless the Common Shares to be issued upon exercise of the Options granted in the Offering are covered by an effective registration statement pursuant to the Securities Act and applicable state securities laws or may be issued pursuant to an applicable exemption from such registration requirements. If on an Offering Date the Common Shares are not so registered or no such exemption is available, no payroll deductions shall take effect on such Offering Date, and the Offering Date shall be delayed until the Common Shares are subject to such an effective registration statement or an applicable exemption is available.

(h)               Notwithstanding any other provisions of this Plan, if a Blackout Period is in effect, an Eligible Employee subject to the Blackout Period (a) may not enroll (as set forth in Section 5) until after the end of the Blackout Period, and (b) may not voluntarily discontinue his or her participation in this Plan (as set forth in Section 6) until after the end of the Blackout Period.

7.             Grant of Option.  On the Offering Date of each Offering, each Eligible Employee participating in such Offering will be granted an Option to purchase on each Exercise Date during the applicable Offering Period (at the applicable Purchase Price) up to a number of Common Shares determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than fifteen-thousand (15,000) Common Shares (subject to any adjustment made by the Administrator and announced prior to the scheduled beginning of the first Offering Period to be affected thereafter or pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such Option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offerings, increase or decrease, in its absolute discretion, the maximum number of Common Shares that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The Option will expire on the last day of the Offering Period. Without limiting the generality of the foregoing and for greater certainty, the Administrator may limit the number or value of Common Shares available during any 12-month period by Participants in specified countries or working for specified Designated Subsidiaries, if necessary to avoid securities law filings, achieve tax objectives or to meet other Company compliance objectives in particular non-U.S. jurisdictions.

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8.             Exercise of Option.

(a)               Unless a Participant withdraws from the Plan as provided in Section 10, his or her Option will be exercised automatically on the Exercise Date, and the maximum number of full Common Shares subject to the Option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional Common Shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full Common Share will be retained in the Participant’s account for the subsequent Offering, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s Option to purchase Common Shares hereunder is exercisable only by him or her.

(b)               Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of Common Shares with respect to which Options are to be exercised may exceed (i) the number of Common Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Common Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the Common Shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Shares on such Exercise Date, and either (A) continue all Offering Periods then in effect or (B) terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the Common Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Common Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date.

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9.             Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of Common Shares occurs, the Company will arrange the delivery to each Participant, as appropriate, of the Common Shares purchased upon exercise of his or her Option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Common Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Common Share transfer. The Company may require that Common Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Common Shares. All certificates for Common Shares delivered pursuant to the Plan and all Common Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with U.S. and non-U.S. federal, state, provincial or local securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. No Participant will have any voting, dividend, or other stockholder rights with respect to Common Shares subject to any Option granted under the Plan until such Common Shares have been purchased and delivered to the Participant as provided in this Section 9. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Common Shares issued in connection with any Option, record the issuance of Common Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.           Withdrawal.

(a)               Pursuant to procedures established by the Administrator, a Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her Option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. The Administrator may impose a deadline before an Exercise Date for withdrawing. All of the Participant’s payroll deductions credited to his or her account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal and such Participant’s Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of Common Shares will be made for such Offering Period. If a Participant withdraws from an Offering, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5 hereof.

(b)               A Participant’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering from which the Participant withdraws.

11.           Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to purchase Common Shares under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s Option will be automatically terminated. For greater certainty and without limiting the generality of the foregoing, the date of termination of the Participant's employment for purposes of this Section 11 shall be the date such termination is stated effective in the notice of termination provided by the Company or a Designated Subsidiary to the Participant, and shall not be extended by and shall not include any period during which the Participant is in receipt of, or is eligible to receive, any statutory, contractual or common law notice or compensation in lieu thereof of severance payments following the actual date of termination.

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12.           Interest.  No interest will accrue on the payroll deductions of a Participant in the Plan.

13.           Stock.

(a)               Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Common Shares which will be made available for sale under the Plan will be two million (2,000,000) Common Shares. For so long as the Common Shares are listed on the TSXV, the maximum number of Common Shares that may be issued under the Plan, plus any Common Shares granted under any prior plans and the Company’s stock incentive plan, shall not exceed 2,367,260 Common Shares.

(b)               Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such Common Shares, and no right to vote or receive dividends or any other rights as a shareholder will exist with respect to such Common Shares.

(c)               Common Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

14.           Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. As of the date hereof, the Compensation Committee of the Board is the Administrator of the Plan. The Administrator will have full and exclusive discretionary authority, subject to, and within the limitations of, the express provisions of the Plan:

(a)               To determine how and when Options to purchase Common Shares shall be granted and the provisions of each Offering of such Options (which need not be identical);

(b)               To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan as Designated Subsidiaries;

(c)               To construe, interpret and apply the terms of the Plan and, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(d)               To determine eligibility and to adjudicate all disputed claims filed under the Plan;

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(e)               To adopt rules or procedures relating to the operation and administration of the Plan, including, without limitation, rules and procedures regarding eligibility to participate in the Plan or any Offering, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates which vary with local requirements and such other procedures as are necessary to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States;

(f)                To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States; and

(g)               Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as a tax-qualified employee stock purchase plan.

Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert to the Board some or all of the powers previously delegated. Further, to the extent not prohibited by Applicable Laws, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

15.           Death of Participant.  In the event of the death of a Participant, the Company shall, subject to local law, deliver any remaining cash balance to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All Common Shares held by a broker or designated agent of the Company shall be delivered, subject to local law, to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).

16.           Transferability.  Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Common Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering in accordance with Section 10 hereof.

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17.           Use of Funds.  Except as otherwise required by local law and/or Section 18 herein, the Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until Common Shares are issued, Participants will only have the rights of an unsecured creditor with respect to such Common Shares.

18.           Reports.  Individual bookkeeping accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number Common Shares purchased and the remaining cash balance, if any. Notwithstanding the foregoing, all payroll deductions received under the Plan shall be deposited with the general funds of the Company except where applicable law requires that contributions be deposited with an independent third party.

19.              Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a)               Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Shares occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Shares which may be delivered under the Plan, the Purchase Price per share and the number of Common Shares covered by each Option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13 hereof.

(b)               Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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(c)               Corporate Transaction.  In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period with respect to which such Option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed corporate transaction. The Administrator will notify each Participant in writing prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.           Amendment or Termination.

(a)               The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Common Shares on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase Common Shares will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

(b)               Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)               In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)                 amending the Plan to conform with the safe harbor definition under FASB ASC ¶ 718-50-25-1, including with respect to an Offering Period underway at the time;

(ii)              altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

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(iii)            shortening any Offering Period by setting a New Exercise Date or terminating any outstanding Offering Period and returning contributions made through such date to Participant, including an Offering Period underway at the time of the Administrator action;

(iv)             allocating Common Shares;

(v)               reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(vi)             reducing the maximum number of Common Shares a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants. For greater certainty, for so long as the Common Shares are listed on the TSXV, any amendments to the Plan are subject to prior TSXV review and acceptance.

21.              Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.              Conditions Upon Issuance of Common Shares.   Common Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Common Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the generality of the foregoing, the Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.              Term of Plan.  The Plan will become effective upon its adoption by the Board, but no Offerings will be treated as qualified under Section 423 of the Code unless the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after of its approval by the Board. The Plan will continue in effect until terminated under Section 20 or until no Options are available for grants hereunder.

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24.              Shareholder Approval.  The Plan’s qualified status under Section 423 of the Code will be contingent upon approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. In addition, for so long as the Common Shares are listed on the TSXV, unless Disinterested Shareholder Approval (as defined in the policies of the TSXV) is obtained, under no circumstances shall this Plan, together with all of the Company's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Common Shares, result in or allow at any time: (a) the number of Common Shares reserved for issuance pursuant to Options granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Common Shares; (b) the grant to Insiders (as a group), within a 12 month period, of an aggregate number of Options exceeding 10% of the issued and outstanding Common Shares at the time of the grant of the Options; (c) the issuance to any one Eligible Employee within any 12 month period, of an aggregate number of Options exceeding 5% of the issued and outstanding Common Shares at the time of the grant of the Options; (d) any individual Option grant that would result in any of the limitations set out in (a), (b) or (c) above being exceeded; or (e) any amendment to Options held by Insiders that would have the effect of decreasing the Purchase Price of such Options.

25.              Covenants of the Company.  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Common Shares upon exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Shares upon exercise of such Options unless and until such authority is obtained.

26.              Not a Contract of Employment.  The Plan and Offerings do not constitute an employment contract. Nothing in the Plan or in any Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a Participant. For so long as the Common Shares are listed on the TSXV, by execution of a subscription agreement, the Eligible Employee represents that he or she is a bona fide Employee or Management Company Employee (as such terms are defined in the policies of the TSXV), as the case may be. For so long as the Common Shares are listed on the TSXV, it will be the joint responsibility of the Company and the Eligible Employee that the Eligible Employee is and will remain a bona fide Employee or Management Company Employee. For the sake of clarity, the immediately preceding sentence shall in no way act as a guarantee of employment for any Eligible Employee.

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27.              International Participants.  The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in a portion of this Plan for employees of any such Subsidiary who are generally not subject to income taxation by the United States, and such portion is not intended to comply with Section 423 of the Code (the “Non-U.S. Portion”). If the Committee allows any Subsidiary other than a Designated Subsidiary to adopt the Non-U.S. Portion of the Plan, the Committee may allow certain employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire Common Shares in accordance with such special terms and conditions as the Committee may adopt from time to time, which terms and conditions may modify the terms and conditions set forth elsewhere in this Plan, with respect to such employees. Without limiting the authority of the Committee, the special terms and conditions that may be adopted with respect to any foreign country need not be the same for all foreign countries; and may include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of such employees who elect to participate, the purchase price of any Common Shares to be acquired, the length of any Offering Period, the maximum amount of contributions, credits or shares that may be acquired by any such participating employees, procedures regarding handling of payroll deductions, conversion of local currency, payroll tax withholding procedures, tax reporting and handling of share certificates which vary with local requirements and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of shares under the Non-U.S. Portion of the Plan, or termination of employment. Any rights granted under the Non-U.S. Portion of the Plan to must be limited to non-resident alien individuals employed by Subsidiaries that are not Designated Subsidiaries and operate outside the United States, such that the grant is treated under section 1.409A-1(b)(8) of the Treasury Regulations as not providing deferred compensation for such individuals.

28.              Tax Withholding. At the time of any taxable event that creates a withholding obligation for the Company, a Designated Subsidiary or a Subsidiary, the Participant will make adequate provision for any U.S. and non-U.S. federal, state, provincial and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with his or her participation in the Plan.. In their sole discretion, and except as otherwise determined by the Administrator, the Company or a Subsidiary that employs or employed the Participant may satisfy their obligations to withhold such tax-related items by (a) increased withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number Common Shares otherwise issuable following exercise of the Option having an aggregate value sufficient to pay the aforementioned tax-related items required to be withheld with respect to the Option and/or shares, (c) withholding from proceeds from the sale of Common Shares issued upon exercise of the Option, either through a voluntary sale or a mandatory sale arranged by the Company, or (d) cash payments to the Company or a Designated Subsidiary or a Subsidiary, as applicable, by a Participant.

29.              Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the Plan or any Option, and any rules and regulations relating to the Plan or any Option.

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EXHIBIT A to 2021 Employee Stock Purchase Plan

Assure holdings corp.

2021 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐ Original Application	Offering Date:
☐ Change in Payroll Deduction Rate

1.                  I, _________________________, hereby elect to participate in the Assure Holdings Corp. 2021 Employee Stock Purchase Plan (the “Plan”), and subscribe to purchase the Company’s Common Shares in accordance with this Subscription Agreement and the Plan.

2.                  I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0% to 20%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.                  I understand that said payroll deductions will be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Shares under the Plan.

4.                  I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5.                  Common Shares purchased for me under the Plan should be issued in my name.

6.                  I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me.

7.                  If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

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8.                  I hereby agree to be bound by the terms of the Plan and the applicable Offering document. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

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exhibit b to 2021 Employee Stock Purchase Plan

assure holdings corp.

2021 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Assure Holdings Corp. 2021 Employee Stock Purchase Plan (the “Plan”) that began on _____________________ (the “Offering Date”), hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all of the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of Common Shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name:
Address:

Signature:
Date:

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APPENDIX D – AMENDED 2020 STOCK OPTION PLAN

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ASSURE HOLDINGS CORP.

STOCK OPTION PLAN

APPROVED BY THE SHAREHOLDERS AND ADOPTED BY THE BOARD OF DIRECTORS

ON DECEMBER 10, 2020

AS AMENDED BY THE BOARD OF DIRECTORS ON NOVEMBER 4, 2021,

SUBJECT TO SHAREHOLDER APPROVAL

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PART 1
INTERPRETATION

1.1	Defined Terms. For the purposes of this Plan, the following terms shall have the following meanings:

“Administrator” has the meaning ascribed thereto in Section 3.1 hereof.

“Affiliate” means any entity that is an “affiliate” for the purposes of National Instrument 45-106 - Prospectus Exemptions, as amended from time to time.

“Applicable Laws” means the applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Corporation or the Plan.

“Associate” means, where used to indicate a relationship with any Person,

(a)	any relative, including the spouse, son or daughter, of that Person or a relative of that Person's spouse, if the relative has the same home as that Person;

(b)	any partner, other than a limited partner, of that Person;

(c)	any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity; or

(d)	any corporation of which such Person beneficially owns, directly or indirectly, voting securities carrying more than ten (10) percent of the voting rights attached to all outstanding voting securities of the Corporation.

“Blackout Period” means, with respect to any person, the period of time when, pursuant to any policies or determinations of the Corporation, securities of the Corporation may not be traded by such person, including any period when such person has material undisclosed information with respect to the Corporation, but excluding any period during which a regulator has halted trading in the Corporation's securities.

“Board” means the board of directors of the Corporation, as constituted at any time.

“Business Day” means any day on which the TSX Venture Exchange is open for business/other than a Saturday, Sunday or any other day on which the principal chartered banks located in Denver, Colorado are not open for business.

“Cause” means:

With respect to any Optionee, unless the applicable Option Agreement states otherwise:

(a)	if the Optionee is a party to an employment or service agreement with the Corporation or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)	if no such agreement exists, or if such agreement does not define Cause, any act or omission that would entitle the Corporation to terminate the Optionee's employment without notice or compensation under the common law for just cause, including, without in any way limiting its meaning under the common law:

(i)	the indictment for or conviction of an indictable offence or any summary offence involving material dishonesty or moral turpitude;

(ii)	material fiduciary breach with respect to the Corporation or an Affiliate;

(iii)	fraud, embezzlement or similar conduct that results in or is reasonably likely to result in harm to the reputation or business of the Corporation or any of its Affiliates;

(iv)	gross negligence or willful misconduct with respect to the Corporation or an Affiliate;

(v)	material violation of Applicable Laws; or

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(vi)	the willful failure of the Optionee to properly carry out their duties on behalf of the Corporation or to act in accordance with the reasonable direction of the Corporation.

With respect to any Director, unless the applicable Option Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)	gross misconduct or neglect;

(b)	willful conversion of corporate funds;

(c)	false or fraudulent misrepresentation inducing the director's appointment; or

(d)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether an Optionee has been discharged for Cause.

“Committee” means a committee of the Board appointed in accordance with Section 3.2 hereof.

“Corporation” means Assure Holdings Corp. and its Affiliates.

“Consultant” means, in relation to the Corporation, an individual (other than an Employee or a Director of the Corporation) or company, that:

(a)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation, other than services provided in relation to a distribution of securities;

(b)	provides the services under a written contract between the Corporation or an Affiliate and the individual or the company, as the case may be;

(c)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate; and

(d)	has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation.

“Director” means a member of the Board.

“Disability” means unless an employment agreement or the applicable Option Agreement says otherwise, that the Optionee:

(a)	is to a substantial degree unable, due to illness, disease, affliction, mental or physical disability or similar cause, to fulfill their obligations as an Officer or Employee of the employer either for any consecutive 12-month period or for any period of 18 months (whether or not consecutive) in any consecutive 24-month period; or

(b)	is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing their affairs.

The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. The Administrator may rely on any determination that an Optionee is disabled for purposes of benefits under any long-term disability plan maintained by the Corporation or any Affiliate in which an Optionee participates.

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by shareholders of the Corporation or their proxies at a shareholders' meeting other than votes attaching to securities beneficially owned by Insiders to whom Options may be granted pursuant to this Plan and their Associates and, for purposes of this Plan, holders of non-voting and subordinate voting securities (if any) will be given full voting rights on a resolution which requires disinterested shareholder approval.

“Eligible Charitable Organization” means:

(a)	an individual who is considered an Employee of the Corporation or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

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(b)	an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an Employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an Employee of the Corporation, but for whom income tax deductions are not made at source; or

(c)	an individual who works for the Corporation or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an Employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an Employee of the Corporation, but for whom income tax deductions are not made at source.

“Employee” means any person, including an Officer or Director, employed by the Corporation or an Affiliate. Mere service as a Director or payment of a director's fee by the Corporation or an Affiliate shall not be sufficient to constitute “employment” by the Corporation or an Affiliate.

“Exchange” means the TSX Venture Exchange, or any other stock exchange on which the Corporation's Shares are listed for trading.

“Exchange Policies” mean the policies set forth in the Exchange's Corporate Finance Manual, as amended from time to time.

“Exercise Price” means the price at which a Share may be purchased upon the exercise of an Option.

“Expiry Date” means the date on which an Option’s Term expires, and after which an Option shall not be exercisable.

“Fair Market Value” means, unless otherwise required by any applicable accounting standard for the Company’s desired accounting for Options or by the rules of the Exchange, a price that is determined by the Committee, provided that such price cannot be less than the greater of (i) the volume weighted average trading price of the Shares on the Exchange for the twenty trading days immediately prior to the Grant Date and (ii) the closing price of the Shares on the Exchange on the trading day immediately prior to the Grant Date.

“Grant Date” means the date on which the Board adopts a resolution, or takes other appropriate action, expressly granting an Option to an Optionee that specifies the key terms and conditions of the Option or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Guardian” means the guardian, if any, appointed for an Optionee.

“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Section 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the U.S. Internal Revenue Code, or any successor provision.

“Insider” has the meaning attributed thereto in the policies of the Exchange, as amended from time to time.

“Investor Relations Activities” has the meaning ascribed thereto in the Exchange Policies.

“Leave of Absence” means any period during which, pursuant to the prior written approval of the Optionee’s employer or by reason of Disability, the Optionee is considered to be on an approved leave of absence or on Disability and does not provide any services to their employer.

“Management Company Employee” means an individual employed by a Person providing management services to the Corporation (other than Investor Relations Activities), which are required for the ongoing successful operation of the business of the Corporation.

“Officer” means the chief executive officer, the chief financial officer, president, vice president, secretary, treasurer, manager, comptroller and any person routinely performing corresponding functions and/or policy making functions with respect to the Corporation or its subsidiaries, and includes a Management Company Employee that provides the services of such Officer.

“Option” means an option to purchase Shares granted pursuant to the provisions of this Plan.

“Option Agreement” means a written agreement between the Corporation and an Optionee, specifying the terms of the Option being granted to the Optionee under this Plan, which may be in the form set out in Schedule “A” hereto.

“Optionee” means the recipient of an Option granted by the Corporation pursuant to the Plan.

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“Person” means a natural person, firm, corporation, government, or political subdivision or agency of a government; and where two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a Person.

“Plan” means this stock option plan of the Corporation, as amended from time to time.

“Rule 144” means Rule 144 as promulgated under the U.S. Securities Act.

“Shares” means the common shares without par value in the capital of the Corporation.

“Significant Shareholder” means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to section 424(d) of the U.S. Internal Revenue Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any of its Affiliates.

“Successor” means the legal heirs or personal representatives of the Optionee upon death, pursuant to a will or the laws of descent and distribution of the applicable jurisdictions.

“Tax Act” means the Income Tax Act (Canada), as amended from time to time.

“Term” means the period of time during which an Option is exercisable.

“Terminating Event” means:

(a)	the dissolution or liquidation of the Corporation, or

(b)	a material change in the capital structure of the Corporation that is deemed to be a Terminating Event pursuant to Section 8.1 or 8.5 hereof.

“Termination of Continuous Service” means the date on which a Optionee ceases to be a Director, Officer, Employee or Consultant as a result of a termination of employment or retention with the Corporation or an Affiliate for any reason, including death, retirement, or resignation with or without cause. For the purposes of the Plan, an Optionee’s employment or retention with the Corporation or an Affiliate shall be considered to have terminated effective on the last day of the Optionee’s actual and active employment or retention with the Corporation or Affiliate, whether such day is selected by agreement with the individual, or unilaterally by the Optionee or the Corporation or Affiliate, and whether with or without advance notice to the Optionee. For the avoidance of doubt, and except as required by applicable employment standards legislation, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment or retention that follows or is in respect of a period after the Optionee’s last day of actual and active employment or retention shall be considered as extending the Optionee’s period of employment or retention for the purposes of determining their entitlement under the Plan. An Optionee's transfer of employment to another employer within the Corporation or an Affiliate will not be considered a Termination of Continuous Service.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

PART 2
ESTABLISHMENT AND PURPOSE OF THE PLAN

2.1	Establishment of the Plan. The Corporation hereby establishes this Plan to govern the grant, administration and exercise of Options which may be granted to eligible Optionees. The Plan is designed to be a “rolling” stock option plan under Exchange Policies, reserving at any one time a maximum of 10% of the issued Shares of the Corporation for the exercise of Options.

2.2	Principal Purposes. The principal purposes of this Plan are to provide the Corporation with the advantages of the incentive inherent in stock ownership on the part of Directors, Officers, Employees and Consultants responsible for the continued success of the Corporation; to create in such individuals a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; to encourage such individuals to remain with the Corporation; and to attract new Directors, Officers, Employees and Consultants to the Corporation.

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2.3	Benefit to Shareholders. This Plan is expected to benefit shareholders by enabling the Corporation to attract and retain personnel of the highest caliber by offering them an opportunity to share in any increase in value of the Shares resulting from their efforts.

PART 3
ADMINISTRATION

3.1	Board or Committee. This Plan shall be administered by the Board or by a Committee appointed in accordance with Section 3.2 hereof. The Board or, if applicable, the Committee is hereinafter referred to as the “Administrator”.

3.2	Appointment of Committee. The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

3.3	Quorum and Voting. A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Part 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee who are disinterested Persons to an action may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him).

3.4	Powers of Administrator. Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of this Plan, the Administrator shall have sole authority, in its absolute discretion, to:

(a)	administer this Plan in accordance with its express terms;

(b)	determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Shares;

(c)	correct any defect, supply any information, or reconcile any inconsistency in this Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Plan;

(d)	prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

(e)	determine the duration and purposes of a Leave of Absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of this Plan;

(f)	do the following with respect to the granting of Options:

(i)	determine the Directors, Officers, Employees and Consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

(ii)	determine the terms and conditions of the Option Agreement to be entered into with any Optionee (which need not be identical with the terms of any other Option Agreement);

(iii)	amend the terms and conditions of Option Agreements, provided the Administrator obtains:

(A)	the consent of the Optionee; and

(B)	if applicable, the approval of the Exchange and/ or Disinterested Shareholder Approval;

(iv)	determine when Options shall be granted;

(v)	determine the Exercise Price of each Option, and

(vi)	determine the number of Shares subject to each Option; and

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(g)	make all other determinations necessary or advisable for administration of this Plan.

3.5	Obtain Regulatory Approvals. In administering this Plan, the Administrator will obtain any regulatory approvals which may be required pursuant to all Applicable Laws. This Plan is subject to these approvals.

3.6	Annual Shareholder Approval. This Plan must receive approval of the Corporation's shareholders annually at the Corporation's annual general meeting. Evidence that the majority of the shareholders are in favour of a proposal to approve the Plan or any amendment thereto is not sufficient.

3.7	Administration by Administrator. All determinations made by the Administrator in good faith on matters referred to in Section 3.4 hereof shall be final, conclusive, and binding upon the Corporation and the relevant Optionee. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Administrator’s administration of this Plan shall in all respects be consistent with Exchange Policies.

PART 4
ELIGIBILITY

4.1	General Eligibility. Options may be granted to an Eligible Charitable Organization or a Director, Officer, Employee or Consultant of the Corporation or its subsidiary at the time the Option is granted. An Optionee shall not be precluded from being granted an Option solely because such Optionee may previously have been granted an Option under this Plan. An Incentive Stock Option may be granted only to an employee (including a director or officer who is also an employee) of the Corporation (or of any parent or subsidiary of the Corporation). For purposes of granting Incentive Stock Options only, the term “employee” means an employee for purposes of the U.S. Internal Revenue Code, and the terms “parent” and “subsidiary” shall have the meanings set forth in sections 424(e) and 424(f) of the U.S. Internal Revenue Code.

4.2	No Violation of Laws. No Option shall be granted to any Optionee unless the Administrator has determined that the grant of such Option and the exercise thereof by the Optionee will not violate any Applicable Laws.

4.3	Optionees to be Named. No Options shall be granted unless and until the Options have been allocated to a particular Optionee(s).

PART 5
SHARES SUBJECT TO THIS PLAN

5.1	Maximum Number of Shares Reserved Under Plan. The aggregate number of Shares which may be reserved for issuance pursuant to the exercise of Options granted under this Plan shall not exceed 10% of the Corporation's issued and outstanding Shares at the time of the grant. Such number of Shares is subject to adjustment in accordance with Part 8 hereof. Any Shares reserved for issuance pursuant to the exercise of stock options granted by the Corporation prior to this Plan coming into effect and which are outstanding on the date on which this Plan comes into effect shall be included in determining the number of Shares reserved for issuance hereunder as if such stock options were granted under this Plan. The terms of this Plan shall not otherwise govern such pre-existing stock options. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be reserved for issuance as Incentive Stock Options granted under this Plan and all other plans of the Corporation and of any parent or subsidiary of the Corporation shall not exceed 3,497,123.

5.2	Sufficient Authorized Shares to be Reserved. If the constating documents of the Corporation limit the number of authorized Shares, a sufficient number of Shares shall be reserved by the Board to satisfy the exercise of Options granted under this Plan. Shares that were the subject of Options that have expired or terminated may once again be subject to an Option granted under this Plan.

5.3	Disinterested Shareholder Approval. Unless Disinterested Shareholder Approval is obtained, under no circumstances shall this Plan, together with all of the Corporation's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, result in or allow at any time:

(a)	the number of Shares reserved for issuance pursuant to Options granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Shares;

(b)	the grant to Insiders (as a group), within a 12 month period, of an aggregate number of Options exceeding 10% of the issued and outstanding Shares at the time of the grant of the Options;

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(c)	the issuance to any one Optionee, within any 12 month period, of an aggregate number of Options exceeding 5% of the issued and outstanding Shares at the time of the grant of the Options;

(d)	any individual Option grant that would result in any of the limitations set out in sections 5.3 (a), (b) or (c) being exceeded; or

(e)	any amendment to Options held by Insiders that would have the effect of decreasing the Exercise Price of such Options.

For purposes hereof, Options held by an Insider at any point in time that were granted to such Person prior to it becoming an Insider shall be considered Options granted to an Insider irrespective of the fact that the Person was not an Insider

5.4	Number of Shares Subject to this Plan. Upon exercise of an Option, the number of Shares thereafter available under such Option shall decrease by the number of Shares as to which the Option was exercised; however the same number of Shares shall thereafter again be available for the purposes of this Plan.

5.5	Expiry of Option. If an Option expires or terminates for any reason without having been exercised in full, the un-purchased Shares subject thereto shall again be available for the purposes of this Plan.

PART 6
TERMS AND CONDITIONS OF OPTIONS

6.1	Option Agreement. Each Option shall be evidenced by an Option Agreement, which may contain such terms, not inconsistent with this Plan or any Applicable Laws, as the Administrator in its discretion may deem advisable; provided, that each Option Agreement shall contain the following terms:

(a)	the number of Shares subject to purchase pursuant to such Option;

(b)	the Grant Date;

(c)	the Term;

(d)	the Exercise Price;

(e)	the Option is not assignable or transferable; and

(f)	such other terms and conditions as the Administrator deems advisable and are consistent with the purposes of this Plan. The terms of the Award Agreement shall specify whether or not such Option is intended to be an Incentive Stock Option (ISO). No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Corporation. The Corporation will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under this Plan and all other plans of the Corporation and of any parent or subsidiary of the Corporation) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the U.S Internal Revenue Code.

6.2	Exchange Restrictions of Reservations. Notwithstanding any other provision hereof, for so long as the Shares are listed on the Exchange, the number of Shares reserved for issuance to:

(a)	any one Optionee pursuant to Options granted to such Optionee during any 12 month period shall not exceed 5% of the issued and outstanding Shares, calculated at the date such Options are granted;

(b)	any one Optionee, who is a Consultant, in respect of Options granted to such Consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares, calculated at the date such Options are granted;

(c)	all Optionees who are engaged or employed in Investor Relations Activities during any 12 month period shall not exceed in the aggregate 2% of the issued and outstanding Shares, calculated at the date such Options are granted; and

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(d)	Eligible Charitable Organizations shall not at any time exceed 1% of the issued and outstanding Shares of the Corporation, calculated at the date such Options are granted.

6.3	Exercise Price. The Option Exercise Price of each Option shall be determined by the Administrator on the Grant Date, subject to all applicable regulatory requirements, and shall be specified in the Option Agreement. The Exercise Price shall be stated and payable in United States dollars. Disinterested Shareholder Approval will be obtained for any reduction in the Option’s Exercise Price if the Person granted the Option is an Insider of the Corporation at the time of the proposed amendment. The Option Exercise Price shall be no less than the Fair Market Value of a Share on the Grant Date, and no less than 110% of Fair Market Value of Share on the Grant Date with respect to Incentive Stock Options granted to a Significant Shareholder).

6.4	Maximum Term of Ten Years. Subject to section 6.5, the maximum Term of an Option granted shall be ten (10) years from the Grant Date; provided that the maximum term of an ISO granted to a Significant Shareholder shall be five years from the Grant Date.

6.5	Blackout Period. The Term of an Option shall be automatically extended if the Expiry Date falls within a Blackout Period or within ten (10) Business Days of the end of the Blackout Period provided that: (i) the Blackout Period is imposed by the Corporation pursuant to its internal trading polices as a result of the bona fide existence of undisclosed material information; (ii) the Blackout Period expires upon the general disclosure of such material information; (iii) the extension is not more than ten (10) Business Days from the expiry of the Blackout Period; and (iv) such automatic extension is not applicable if the Corporation or Optionee is also subject to a cease trade order or similar trading restriction. Notwithstanding the foregoing, in the case of any Option held by a United States taxpayer, such Option may not be extended beyond the Option’s Expiry Date.

6.6	Vesting Schedule. No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest on the date it is granted.

Notwithstanding the foregoing, for Options granted to Optionees who provide Investor Relations Activities and where no vesting schedule is specified at the time of grant, the Options shall vest according to the following schedule:

Vesting Period	Percentage of Total Option Vested
3 months after Grant Date	25%
6 months after Grant Date	50%
9 months after Grant Date	75%
12 months after Grant Date	100%

6.7	Acceleration of Vesting. The vesting of outstanding Options may be accelerated by the Administrator at such times and in such amount as it may determine in its sole discretion, unless such Options are granted to an Optionee who provides Investor Relations Activities and such acceleration would result in a vesting period of less than 12 months, or with more than 1/4 of the options granted vesting in any three month period.

6.8	Hold Periods. In addition to any resale restrictions under any Applicable Laws, if the Exercise Price is set at a discount to the Market Price (as defined in Exchange Policies), the Option Agreements and the certificates representing any Shares realized on the exercise thereof will bear the following legend:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [insert date that is four months and one day after the grant of the Options].”

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6.9	Form for Non-Individuals. If a proposed Optionee is a corporation or is otherwise not an individual, it must provide the Exchange with a completed Form 4F - Certification and Undertaking Required from a Company Granted an Incentive Stock Option, or any amended or replacement form.

6.10	Bona Fide Optionee. By execution of an Option Agreement, the Optionee represents that he, she or it is a bona fide Director, Officer, Employee or Consultant, as the case may be. It will be the joint responsibility of the Corporation and the Optionee that the Optionee is and will remain a bona fide Employee, Consultant or Management Company Employee.

6.11	Termination of Continuous Service. Unless otherwise determined by the Administrator, in its discretion, or as provided in this Part 6 or pursuant to the terms provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, all rights to purchase Shares pursuant to an Option shall expire and terminate immediately upon the Optionee's Termination of Continuous Service, whether or not such termination is with or without notice, adequate notice or legal notice, provided that if employment of the Optionee is terminated for Cause, such rights shall expire and terminate immediately upon notification being given to the Optionee of such termination for Cause. If an Optionee who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Corporation) for any reason, whether voluntary or involuntary, other than death or permanent disability, such Incentive Stock Option shall cease to be qualified as an Incentive Stock Option as of the date that is three months after the date of cessation of employment (or upon the expiration of the term of such Incentive Stock Option, if earlier). If an Optionee who has been granted Incentive Stock Options ceases to be employed by the Corporation (or by any parent or subsidiary of the Corporation) because of the death or permanent disability of such Optionee, such Optionee, such Incentive Stock Option will cease to be qualified as an Incentive Stock Option as of the date that is one year after the date of death or permanent disability, as the case may be (or upon the expiration of the term of such Incentive Stock Option, if earlier). For purposes of this Section, the term “permanent disability” has the meaning assigned to that term in section 422(e)(3) of the U.S. Internal Revenue Code.

6.12	Death, Disability or Leave of Absence. Unless otherwise provided in an Option Agreement, in the event of an Optionee's Termination of Continuous Service as a result of the Optionee’s death, Disability or a Leave of Absence, then:

(a)	the unvested part of any Option held by the Optionee shall expire and terminate immediately on the Optionee's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionee may be exercised in accordance with Part 7 at any time during the period that terminates on the earlier of:

(i)	the Option's Expiry Date; and

(ii)	the 90th day after the Optionee's Termination of Continuous Service.

Any Option that remains unexercised shall be immediately forfeited upon the termination of such period.

6.13	Resignation or Termination Without Cause. Unless otherwise provided in an Option Agreement, in the event of an Optionee's Termination of Continuous Service as a result of the Optionee's voluntary resignation or termination by the Employer for any reason other than for Cause, then:

(a)	the unvested part of any Option held by the Optionee shall expire and terminate immediately on the Optionee's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionee may be exercised in accordance with Part 7 at any time during the period that terminates on the earlier of:

(i)	the Option's Expiry Date; and

(ii)	the 30th day after the Optionee's Termination of Continuous Service.

Any Option that remains unexercised shall be immediately forfeited upon the termination of such period.

6.14	Vesting. Options held by a Successor or exercisable by a Guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

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6.15	Majority Agreement. If two or more Persons constitute the Successor or the Guardian of an Optionee, the rights of such Successor or such Guardian shall be exercisable only upon the majority agreement of such Persons.

6.16	Non-Transferable. Except as provided otherwise in this Part 6, Options are non- assignable and non-transferable.

6.17	US Securities Act.

(a)	Options granted to all eligible Optionees must be exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws, which may include Rule 701 and/or Section 4(a)(2) of the U.S. Securities Act.

(b)	None of the Options or any Shares issuable upon exercise of the Option have been or are expected to be registered under the U.S. Securities Act or any applicable state securities laws, and will be granted or issued pursuant to exemptions from such registration or qualification requirements.

(c)	Unless the Options and/or any Shares issuable upon exercise of the Options have been registered under the U.S. Securities Act, such securities will be deemed “restricted securities” as defined in Rule 144 and will bear a U.S. restricted legend to such effect set forth in Section 6.17(d). Each Optionee has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Corporation, the resale occurring following the required holding period under Rule 144 following the exercise of the Options. An “affiliate” as defined in the U.S. Exchange Act, including an officer, director, or owner of 10% or greater of the Corporation, shall be restricted so that the number of Shares an affiliate may sell during any three-month period cannot exceed the great of 1% of the outstanding Shares of the same class being sold, or the greater of 1% or the average reported weekly trading volume during the four weeks preceding the filing of a notice of sale on Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction.

(d)	Unless the Options and the Shares issuable upon exercise of the Options are registered under the U.S. Securities Act, the certificates representing the Shares will bear a legend in substantially the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN AND PROVINCIAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO CLAUSES (B), (C) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES, EXCEPT AS PERMITTED BY THE U.S. SECURITIES ACT.”

PART 7
EXERCISE OF OPTION

7.1	Method of Exercise. Subject to any limitations or conditions imposed upon an Optionee pursuant to the Option Agreement or Part 6 hereof, an Optionee may exercise an Option, prior to the Expiry Date thereof, by giving written notice thereof to the Corporation at its principal place of business or as otherwise indicated by the Corporation in writing, in accordance with Schedule “B” hereto.

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7.2	Payment of Exercise Price. The notice described in Section 7.1 hereof shall be accompanied by full payment of the Exercise Price to the extent the Option is so exercised, and full payment of any amounts the Corporation determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be in lawful money of the United States (USD) in one or more of the following forms, as determined by the Corporation:

(a)	cash or cheque made payable to the Corporation;

(b)	to the extent permitted by the policies of the Corporation and subject to applicable securities law, a broker-assisted sale of Shares sufficient to cover the Exercise Price (a “sell-to-cover exercise”);

(c)	unless the company is listed on the TSX Venture Exchange (“TSXV”) or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Corporation and subject to applicable securities law, in Shares (1) held by the Optionee (or any other person or persons permitted to exercise the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at fair market value on the exercise date (a “cashless stock-for-stock exercise”); or

(d)	unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, in accordance with a Notice of Cashless Settlement (in the form provided by the Corporation upon request), in Shares withheld by the Corporation equivalent in value to the exercise price (a “cashless net exercise”).

7.3	Issuance of Stock Certificate. As soon as practicable after exercise of an Option in accordance with Sections 7.1 and 7.2 hereof, the Corporation shall issue a stock certificate evidencing the Shares with respect to which the Option has been exercised. Upon due exercise of an Option, the Optionee shall be entitled to all rights to vote or receive dividends or any other rights as a shareholder with respect to such Shares.

7.4	Monitoring Trading. An Optionee who performs Investor Relations Activities shall provide written notice to the Board of each of his trades of securities of the Corporation, within five Business Days of each trade.

7.5	US Dollars. The Exercise Price shall be stated and payable in United States dollars.

PART 8
ADJUSTMENTS TO OPTIONS

8.1	Alteration of Capital. In the event of any material change in the outstanding Shares of the Corporation prior to complete exercise of any Option by reason of any stock dividend, split, recapitalization, amalgamation, merger, consolidation, combination or exchange of shares or other similar corporate change, an equitable adjustment shall be made in one or more of the maximum number or kind of Shares issuable under this Plan or subject to outstanding Options, and the Exercise Price of such shares. Any such adjustment shall be made in the sole discretion of the Board, acting on recommendations made by the Administrator, and shall be conclusive and binding for all purposes of this Plan. If the Administrator determines that the nature of a material alteration in the capital structure of the Corporation is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event for the purposes of this Plan. Adjustments with respect to Options of United States taxpayers shall be made in accordance with the requirements of sections 409A and 424 of the U.S. Internal Revenue Code, as applicable.

8.2	No Fractions. No fractional Shares shall be issued upon the exercise of an Option and accordingly, if as a result of any adjustment set out hereof an Optionee would be entitled to a fractional Share, the Optionee shall have the right to purchase only the adjusted number of full Shares and no payment or other adjustment shall be made with respect to the fractional Share so disregarded.

8.3	Terminating Events. Subject to Section 8.4 hereof, all Options granted under this Plan shall terminate upon the occurrence of a Terminating Event.

8.4	Notice of Terminating Event. The Administrator shall give notice to Optionees not less than 30 days prior to the consummation of a Terminating Event. Upon the giving of such notice, all Options granted under this Plan shall become immediately exercisable, notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

D-13

8.5	General Offer for Shares. Notwithstanding anything else herein to the contrary, in the event (i) an offer to purchase the Shares shall be made to the holders of the Shares generally, unless the Board determines that such offer will not result in any change in control of the Corporation, or (ii) of a sale of all or substantially all of the assets of the Corporation, or (iii) the sale, pursuant to an agreement with the Corporation, of securities of the Corporation pursuant to which the Corporation is or becomes a subsidiary of another corporation, then unless provision is made by the acquiring corporation for the assumption of each Option or the substitution of a substantially equivalent option therefor, the Corporation shall give written notice thereof to each Optionee holding Options under this Plan and such Optionees shall be entitled to exercise his or its Options to the extent previously unexercised, regardless of whether such Optionee would otherwise be entitled to exercise such Options to such extent at that time, within the 30 day period immediately following the giving of such notice. Any Options not exercised within such 30 day period will immediately terminate and such event shall be deemed to be a Terminating Event.

8.6	Determinations to be made by Administrator. Adjustments and determinations under this Part 8 shall be made by the Administrator, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

D-14

PART 9
TERMINATION AND AMENDMENT OF PLAN

9.1	Termination of Plan. The Administrator may terminate this Plan at the same time as all Options are terminated upon a Terminating Event pursuant to section 8.1. The Administrator may terminate this Plan at such other time and on such conditions as the Administrator may determine, provided that no such termination shall be effected if do so would affect the rights of then existing Optionees, without the approval of such Optionees.

9.2	Power of Administrator to Amend Plan. The Administrator may, subject to the approval of the Exchange, amend this Plan so as to: (i) correct typographical errors; (ii) clarify existing provisions of the Plan, which clarifications do not have the effect of altering the scope, nature or intent of such provisions; and (iii) maintain compliance with any Applicable Laws. The Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements. No such amendment, suspension or termination shall adversely affect rights under any Options previously granted without the consent of the Optionees to whom such Options were granted.

Notwithstanding the above, the Corporation may grant Options under amendments made to this Plan that it would not otherwise be permitted to grant prior to obtaining requisite shareholder approval, provided that: (i) the Corporation also obtains specific shareholder approval for such grants, separate and apart from shareholders' approval to the amendments, (ii) no Options granted under the amendments are exercised prior to shareholder approval, (iii) shareholder approval is obtained on or before the earlier of the Corporation's next annual general meeting or 12 months from the amendment of the Plan. Should such shareholder approval not be obtained, the amendments will terminate and any Options granted thereunder will terminate.

9.3	Shareholder Approvals. Any shareholder approval required to amend this Plan must take place at a meeting of the shareholders. Evidence that the majority of the shareholders are in favour of a proposal to approve any amendment thereto is not sufficient.

9.4	No Grant During Suspension of Plan. No Option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension, or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

PART 10
CONDITIONS PRECEDENT TO ISSUANCE OF SHARES

10.1	Compliance with Laws. Shares shall not be issued pursuant to the exercise of any Option unless the exercise of such Option and the issuance and delivery of such Shares comply with all Applicable Laws, and such issuance may be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability with respect to the non- issuance or sale of such Shares.

10.2	Representations by Optionee. As a condition precedent to the exercise of any Option, the Corporation may require the Optionee to represent and warrant, at the time of exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such representations and warranties are required by any Applicable Laws. If necessary under Applicable Laws, the Administrator may cause a stop-transfer order against such Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the ce1iificates representing such Shares in order to assure an exemption from registration. The Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS IN THE UNITED STATES OR ANY OTHER JURISDICTION OUTSIDE OF CANADA.

10.3	Tax Withholding. The Optionee shall hold harmless the Corporation and be solely responsible, upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, provincial, local and foreign withholding taxes, determined as a result of and upon exercise of an Option or from a transfer or other disposition of Shares acquired upon exercise of an Option or otherwise related to an Option or Shares acquired in connection with an Option.

D-15

PART 11
NOTICES

11.1	Notices. All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and may be served in any one of the following ways: (i) personally on the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such service; (ii) facsimile transmission or by electronic mail, in which case notice shall be deemed to have been duly given on the date the fax or email is sent; or (iii) mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the fifth postal delivery day following the date of such mailing.

PART 12
MISCELLANEOUS PROVISIONS

12.1	No Obligation to Exercise. Optionees shall be under no obligation to exercise Options granted under this Plan.

12.2	No Obligation to Retain Optionee. Nothing contained in this Plan shall obligate the Corporation to retain an Optionee as a Director, Officer, Employee or Consultant for any period, nor shall this Plan interfere in any way with the right of the Corporation to change the terms or conditions of the Optionee's employment or engagement with the Corporation, including the Optionee's compensation.

12.3	Binding Agreement. The provisions of this Plan and each Option Agreement with an Optionee shall be binding upon such Optionee and the Successor or Guardian of such Optionee.

12.4	Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein.

12.5	Use of Terms. Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

D-16

SCHEDULE “A”

ASSURE HOLDINGS CORP.

OPTION AGREEMENT

The Option granted herein is not assignable or transferable by the Optionee. Without prior written approval of the Exchange and compliance with all applicable securities legislation, the securities issued upon the exercise of the Option granted herein may not be sold, transferred, hypothecated or otherwise traded 011 or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until four months and one day after the Grant Date.

NEITHER THE OPTIONS REPRESENTED BY THIS CERTIFICATE NOR THE COMMON SHARES ISSUABLE UPON EXERCISE HAVE BEEN OR ARE EXPECTED TO BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (“U.S. SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF REGISTRATION THEREUNDER OR ANY AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

This Option Agreement is entered into between Assure Holdings Corp. (“the Corporation”) and the Optionee named below pursuant to the Corporation's Stock Option Plan (the “Plan”), a copy of which is attached hereto, and confirms that:

1.	on _________, ______ (the “Grant Date”);

2.	____________________(the “Optionee”);

3.	was granted the option (the “Option”) to purchase __________ Common Shares (the “Option Shares”) of the Corporation.

4.	at the price (the “Exercise Price”) of US$___________ per share;

5.	which shall / shall not (select) be exercisable (“Vested”) in accordance with Section 6.6 of the Plan (applicable if the Optionee is a person who performs Investor Relations Activities for the Corporation);

6.	shall expire on _____________, 20___ (the “Expiry Date”); and

7.	[insert other terms or conditions].

all on the terms and subject to the conditions set out in the Plan.

By receiving and accepting the Options, the Optionee:

(a)	confirms that he has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Certificate;

(b)	consents to the disclosure to the TSX Venture Exchange and all other regulatory authorities of all personal information of the undersigned obtained by the Corporation; and

(c)	consents to the collection, use and disclosure of such personal information by the TSX Venture Exchange and all other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

(d)	The Optionee understands and agrees that neither the Options nor the Common Shares have been or are expected to be registered under the U.S. Securities Act, and the Options are being granted by the Corporation in reliance upon an exemption from registration under the U.S. Securities Act. The Common Shares issued upon exercise of the Options, if any, will be deemed “restricted securities” as defined in Rule 144 of the U.S. Securities Act and may only be resold pursuant to exemptions from the registration requirements of the U.S. Securities Act and applicable state securities laws. Certificates representing the Common Shares, if any, will bear a restrictive legend to such effect.

Issued as of the _____day of ___________, 20__

ASSURE HOLDINGS CORP.	[NAME OF OPTIONEE]
By its authorized signatory

Per:	Per:
Name:	Name:
Title:

D-17

SCHEDULE “B”

STOCK OPTION PLAN

NEITHER THE OPTIONS NOR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE OPTIONS HAVE BEEN OR ARE EXPECTED TO BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (“U.S. SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF REGISTRATION THEREUNDER OR ANY AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

EXERCISE NOTICE

TO:	ASSURE HOLDINGS CORP.

4600 South Ulster Street, Suite 1225
Denver, CO 80237

Attention: Chief Executive Officer

Re:	Exercise of Options

The undersigned hereby irrevocably gives notice, pursuant to the stock option plan (the “Plan”) of ASSURE HOLDINGS CORP. (the “Corporation”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(i)	all of the Shares; or

(ii)	certain of the Shares which are subject of the option certificate attached hereto.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:	_________ Shares

(ii)	times the Exercise Price per Share:	US$ _________

Total Exercise Price, as enclosed herewith:	US$ _________

The undersigned tenders herewith a cheque or bank draft for the Total Exercise Price, payable to the Corporation, and directs the Corporation to issue the share ce1iificate evidencing the Shares in the name of the undersigned to be mailed to the undersigned at the following address:

All capitalized terms, unless otherwise defined in this exercise notice, will have the meaning provided in this Plan.

DATED the ______day of _______________, 20____

Signature of Option Holder

Name of Option Holder (please print)

Acknowledgements

In connection with the exercise of the Options, the Option Holder acknowledges and agrees that neither the Options nor the Common Shares have been or are expected to be registered under the U.S. Securities Act, and the Options are being granted by the Corporation in reliance upon an exemption from registration under the U.S. Securities Act. The Common Shares issued upon exercise of the Options, if any, will be deemed “restricted securities” as defined in Rule 144 of the U.S. Securities Act and may only be resold pursuant to exemptions from the registration requirements of the U.S. Securities Act and applicable state securities laws. Certificates representing the Common Shares, if any, will bear a restrictive legend to such effect.

D-18

APPENDIX “C”

ASSURE HOLDINGS CORP.
EQUITY INCENTIVE PLAN

Section 1 - Purpose; Eligibility

1.1	General Purpose. The name of this plan is the Assure Holdings Corp. Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Assure Holdings Corp., a corporation existing under the laws of the State of Nevada (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the security holders of the Company; and (c) promote the success of the Company's business.

1.2	Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3	Available Awards. Awards that may be granted under the Plan include: (a) Stock Options, (b) Restricted Awards, (c) Performance Share Units, and (d) Other Equity-Based Awards.

Section 2 - Definitions

“Affiliate” means any entity that is an “affiliate” for the purposes of National Instrument 45-106 - Prospectus Exemptions, as amended from time to time.

“Applicable Laws” means the applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Company or the Plan.

“Applicable Withholding Taxes” means any and all taxes and other source deductions or other amounts that an Employer is required by law to withhold from any amounts to be paid or credited hereunder. Applicable Withholding Taxes shall be denominated in the currency in which the Award is denominated.

“Award” means any right granted under the Plan, including a Stock Option, a Restricted Award, a Performance Share Unit, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan that may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Bank of Canada Rate” means the exchange rate for the applicable currency published by the Bank of Canada on the relevant date.

“Blackout Period” means, with respect to any person, the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by such person, including any period when such person has material undisclosed information with respect to the Company, but excluding any period during which a regulator has halted trading in the Company's securities.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Business Day” means any day on which the TSX Venture Exchange is open for business/other than a Saturday, Sunday or any other day on which the principal chartered banks located in Denver, Colorado are not open for business.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Participant, unless the applicable Award Agreement states otherwise:

(a)	if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)	if no such agreement exists, or if such agreement does not define Cause, any act or omission that would entitle the Company to terminate the Participant's employment without notice or compensation under the common law for just cause, including, without in any way limiting its meaning under the common law: (i) the indictment for or conviction of an indictable offence or any summary offence involving material dishonesty or moral turpitude; (ii) material fiduciary breach with respect to the Company or an Affiliate; (iii) fraud, embezzlement or similar conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iv) gross negligence or willful misconduct with respect to the Company or an Affiliate; (v) material violation of Applicable Laws; or (vi) the willful failure of the Participant to properly carry out their duties on behalf of the Company or to act in accordance with the reasonable direction of the Company.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(c)	gross misconduct or neglect;

(d)	willful conversion of corporate funds;

(e)	false or fraudulent misrepresentation inducing the director's appointment; or

(f)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means, unless otherwise defined in the Participant's employment or service agreement or in the applicable Award Agreement, the occurrence of any of the following:

(a)	any transaction at any time and by whatever means pursuant to which direct or indirect beneficial ownership over voting securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are to be transferred to a Person or related group of Persons (other than any of its Affiliates) different from the Persons holding those securities immediately prior to such transaction and the composition of the Board following such transactions is to be such that such directors prior to the transaction constitute less than fifty percent (50%) of the directors of the Company immediately following the transaction;

(b)	the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person or any group of two or more Persons acting jointly or in concert (other than a wholly owned subsidiary of the Company);

(c)	the date which is 10 business days prior to the consummation of a complete dissolution or liquidation of the Company, except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned subsidiaries of the Company prior to such event;

(d)	the occurrence of a transaction requiring approval of the Company's security holders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any Person or any group of two or more Persons acting jointly or in concert (other than an exchange of securities with a wholly-owned subsidiary of the Company); or

(e)	the Board passes a resolution to the effect that an event comparable to an event set forth in this definition has occurred;

provided that an event described in this definition shall not constitute a Change in Control where such event occurs as a result of a Permitted Reorganization or in connection with a bona fide financing or series of financings by the Company or any of its Affiliates.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3; provided, however, if such a committee does not exist, all references in the Plan to “Committee” shall at such time be in reference to the Board.

“Common Share” means a common share in the capital of the Company, or such other security of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Assure Holdings Corp., and any successor thereto.

“Company Group” means the Company and its subsidiaries and Affiliates.

“Constructive Dismissal”, unless otherwise defined in the Participant's employment agreement or in the applicable Award Agreement, has the meaning ascribed thereto pursuant to the common law and shall include, without in any way limiting its meaning under the common law, any material change (other than a change which is clearly consistent with a promotion) imposed by the Employer without the Participant's consent to the Participant's title, responsibilities or reporting relationships, or a material reduction of the Participant's compensation except where such reduction is applicable to all officers, if the Participant is an officer, or all employees, if the Participant is an employee of the Employer, provided that the termination of any Participant shall be considered to arise as a result of Constructive Dismissal only if such termination occurs due to such Participant resigning from employment within 30 days of the occurrence of the event described as giving rise to such Constructive Dismissal.

“Consultant” means any individual or entity engaged by the Company or any Affiliate, other than an Employee or Director, and whether or not compensated for such services that:

(a)	is engaged to provide services to the Company or any Affiliate, other than services provided in relation to a distribution,

(b)	provides the services under a written contract with the Company or any Affiliate, and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Affiliate,

and includes

(d)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and

(e)	for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount.

“Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave or any other personal or family leave of absence other than a Leave of Absence that is not considered a termination pursuant to Section 9.4. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Corporate Reorganization” has the meaning ascribed thereto in Section 10.

“Director” means a member of the Board.

“Disability” means, unless an employment agreement or the applicable Award Agreement says otherwise, that the Participant:

(a)	is to a substantial degree unable, due to illness, disease, affliction, mental or physical disability or similar cause, to fulfill their obligations as an officer or employee of the Employer either for any consecutive 12-month period or for any period of 18 months (whether or not consecutive) in any consecutive 24-month period; or

(b)	is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing their affairs.

The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by shareholders of the Corporation or their proxies at a shareholders' meeting other than votes attached to securities beneficially owned by Insiders to whom Options may be granted pursuant to this Plan and their Associates.

“Dividend Equivalent” has the meaning ascribed to such term in Section 7.1(b).

“Effective Date” shall mean December 10, 2020, the date that the Company's security holders approve this Plan.

“Eligible Person” means any Director, officer, Employee or Consultant of the Company or an Affiliate.

“Employee” means any person, including an officer or Director, employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Employer” means, with respect to an Employee, the entity in the Company Group that employs the Employee or that employed the Employee immediately prior to their Termination of Continuous Service.

“Exchange” means the TSX Venture Exchange.

“Expiry Date” has the meaning ascribed thereto in Section 6.2.

“Fair Market Value” means, unless otherwise required by any applicable accounting standard for the Company’s desired accounting for Awards or by the rules of the Exchange, a price that is determined by the Committee, provided that such price cannot be less than the greater of (i) the volume weighted average trading price of the Common Shares on the Exchange for the twenty trading days immediately prior to the Grant Date and (ii) the closing price of the Common Shares on the Exchange on the trading day immediately prior to the Grant Date.

“Fiscal Year” means the Company’s fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” or “ISO” means an Option to purchase Common Shares granted under Section 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the U.S. Internal Revenue Code, or any successor provision.

“Insider” has the meaning attributed thereto in the policies of the Exchange, as amended from time to time.

“Investor Relations Activities” means any activities, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include: (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Company to (i) promote the sale of products or services of the Company, or (ii) raise public awareness of the Company, that cannot reasonably be considered to promote the purchase or sale of securities of the Company; (b) activities or communications necessary to comply with the requirements of Applicable Laws, or requirements and policies of the Exchange or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Company; (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if: (i) the communication is only through the newspaper, magazine or publication, and (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or (d) activities or communications that may be otherwise specified by the Exchange.

“ITA” means the Income Tax Act (Canada), including the regulations promulgated thereunder, as amended from time to time.

“Leave of Absence” means any period during which, pursuant to the prior written approval of the Participant's Employer or by reason of Disability, the Participant is considered to be on an approved leave of absence or on Disability and does not provide any services to their Employer or any other entity in the Company Group.

“Notice of Exercise” means a notice substantially in the form set out as Schedule B to this Plan, as amended by the Company from time to time.

“Option” means a Stock Option granted to a Participant pursuant to the Plan.

“Option Exercise Price” means the price at which a Common Share may be purchased upon the exercise of an Option.

“Optionholder” means a Participant to whom an Option is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Option.

“Other Equity-Based Award” means an Award that is not an Option, Restricted Share Unit, or Performance Share Unit that is granted under Section 7.4 and is payable by delivery of Common Shares and/or which is measured by reference to the value of the Common Shares.

“Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Award.

“Participant Information” has the meaning set forth in Section13.13(a).

“Performance Criteria” or “Performance Criterion” means the criteria or criterion that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Share Unit under the Plan. The Performance Criteria that will be used to establish the Performance Goals shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company). Any one or more Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. In the event that Applicable Laws permit the Committee discretion to alter the governing Performance Criteria without obtaining security holder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining security holder approval.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a performance based Award.

“Performance Share Unit” or “PSU” means a unit designated as a Performance Share Unit and credited by means of an entry in the books of the Company to a Participant pursuant to the Plan, representing a right granted pursuant to Section 7.2 to the Participant to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, subject to the achievement of Performance Goals and the satisfaction of such other conditions to vesting, if any, as may be determined by the Committee.

“Permitted Reorganization” means a reorganization of the Company Group in circumstances where the shareholdings or ultimate ownership of the Company remains substantially the same upon the completion of the reorganization.

“Person” means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, agency and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representative.

“Plan” means this Assure Holdings Corp. Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Restricted Award” means any Award granted pursuant to Section 7.1 to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, following a period of continuous employment.

“Restricted Period” means the period during which a Restricted Award is subject to vesting or other restrictions in accordance with its terms.

“Restricted Share Unit” or “RSU” means a unit designated as a Restricted Share Unit and credited by means of an entry in the books of the Company to a Participant pursuant to the Plan, representing a right granted to the Participant pursuant to Section 7.1(a) to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, following a period of continuous employment.

“Rule 144” means Rule 144 as promulgated under the U.S. Securities Act.

“Rule 701” means Rule 701 as promulgated under the U.S. Securities Act.

“Settlement Date” has the meaning ascribed to such term in Section 7.1(e).

“Share Unit” means either an RSU, PSU or Dividend Equivalent as the context requires.

“Share Unit Account” has the meaning ascribed to such term in Section 7.3.

“Significant Shareholder” means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to section 424(d) of the U.S. Internal Revenue Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

“Stock Option” means an Option that is designated by the Committee as a stock option that meets the requirements set out in the Plan.

“Subsidiary” means any entity that is a “subsidiary” for the purposes of National Instrument 45-106 - Prospectus Exemptions, as amended from time to time.

“Substitution Event” means a Change in Control pursuant to which the Common Shares are converted into, or exchanged for, other property, whether in the form of securities of another Person, cash or otherwise.

“Take-Over Bid” means a take-over bid as defined in National Instrument 62-104 – Take-over Bids and Issuer Bids, as amended from time to time.

“Termination of Continuous Service” means the date on which a Participant ceases to be an Eligible Person as a result of a termination of employment or retention with the Company or an Affiliate for any reason, including death, retirement, or resignation with or without cause. For the purposes of the Plan, a Participant’s employment or retention with the Company or an Affiliate shall be considered to have terminated effective on the last day of the Participant’s actual and active employment or retention with the Company or Affiliate, whether such day is selected by agreement with the individual, or unilaterally by the Participant or the Company or Affiliate, and whether with or without advance notice to the Participant. For the avoidance of doubt, and except as required by applicable employment standards legislation, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment or retention that follows or is in respect of a period after the Participant’s last day of actual and active employment or retention shall be considered as extending the Participant’s period of employment or retention for the purposes of determining their entitlement under the Plan. A Participant's transfer of employment to another Employer within the Company Group will not be considered a Termination of Continuous Service.

“Total Share Reserve” has the meaning set forth in Section 4.1.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Vesting Date” means the date or dates set out in the Award Agreement on which an Award will vest, or such earlier date as is provided for in the Plan or is determined by the Committee.

Section 2 - Administration

2.1	General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

2.2	Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant, exercise price, issue price and vesting terms, determining Performance Goals applicable to Awards and whether such Performance Goals have been achieved, making adjustments under Section 10 and, subject to Section 12, adopting modifications and amendments to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

2.3	Delegation. The Committee or, if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, provided however, that any such delegation must be permitted under applicable corporate law. The term “Committee” shall apply to any person or persons to whom such authority has been delegated.

Section 3 - Number of Shares Available for Awards

3.1	Subject to adjustment in accordance with Section 10, no more than 3,497,123 Common Shares shall be available for the grant of Awards under the Plan (the “Total Share Reserve”) or such greater number as may be approved from time to time by Disinterested Shareholder Approval and in accordance with the policies of the Exchange. During the terms of the Awards, the Company shall keep available at all times the number of Common Shares required to satisfy such Awards. Notwithstanding the foregoing, the maximum aggregate number of Common Shares which may be reserved for issuance as Incentive Stock Options granted under this Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 3,497,123.

3.2	Any Award granted to a Participant must be exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws, which may include Rule 701 and/or Section 4(a)(2) of the U.S. Securities Act. Any Award granted pursuant to the exemption available under Rule 701 shall be subject to the limitations set forth therein.

3.3	Any Common Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Common Shares to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or other Awards that were not issued upon the settlement of the Award.

3.4	Disinterested Shareholder Approval. Unless Disinterested Shareholder Approval is obtained, under no circumstances shall this Plan, together with all of the Corporation's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Common Shares, result in or allow at any time:

(a)	the number of Common Shares reserved for issuance pursuant to Awards granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Common Shares;

(b)	the grant to Insiders (as a group), within any 12 month period, of an aggregate number of Awards exceeding 10% of the issued and outstanding Common Shares at the time of the grant of the Awards;

(c)	the issuance to any one Participant, within any 12 month period, of an aggregate number of Awards exceeding 5% of the issued and outstanding Common Shares at the time of the grant of the Awards;

(d)	any individual Awards grant that would result in any of the limitations set out in Section 5.2(a) being exceeded; or

(e)	any amendment to Awards held by Insiders that would have the effect of decreasing the exercise price of such Options.

Section 4 - Eligibility and Participation

4.1	Eligibility. Individuals eligible to participate in the Plan include all Employees, Directors and Consultants.

4.2	Grant of Awards. Subject to the terms and provisions of the Plan, Awards may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion, provided:

(a)	the aggregate number of Awards granted to any one Person (and companies wholly owned by that Person) in any 12 month period must not exceed 5% of the issued and outstanding Common Shares of the Company, calculated on the date an Award is granted to the Person (unless the Company has obtained the requisite Disinterested Shareholder Approval);

(b)	the aggregate number of Awards granted to any one Consultant in a 12 month period must not exceed 2% of the issued and outstanding Common Shares of the Company, calculated on the date an option is granted to the Consultant;

(c)	Persons retained to provide Investor Relations Activities to the Company may not be granted any Awards under this Plan, save and except Options, provided that the aggregate number of such Options granted to all such Persons must not exceed 2% of the issued and outstanding Common Shares of the Company in any 12 month period, calculated at the date that an Option is granted to any such Person; and

(d)	for Options granted to Employees, Consultants or Management Company Employees (as such term is defined by the Exchange), the Company and the Person granted the Option are responsible for ensuring and confirming that the Person granted the Option is a bona fide Employee, Consultant or Management Company Employee (as such term is defined by the TSX-V), as the case may be.

Section 5 - Stock Options

5.1	Award Agreement. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the provisions in this Section 6. The terms of the Award Agreement shall specify whether or not such Option is intended to be an Incentive Stock Option (ISO). An Incentive Stock Option may be granted only to an employee (including a director or officer who is also an employee) of the Company (or of any parent or subsidiary of the Company). For purposes of granting Incentive Stock Options only, the term Optionholder shall mean a person who is an employee for purposes of the U.S. Internal Revenue Code and the terms “parent” and “subsidiary” shall have the meanings set forth in sections 424(e) and 424(f) of the U.S. Internal Revenue Code. No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company. The Company will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the date of grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the U.S Internal Revenue Code.

5.2	Term of Option. No Stock Option shall be exercisable after the expiration of ten years from the Grant Date or such shorter period as set out in the Optionholder's Award Agreement (“Expiry Date”), at which time such Option will expire; provided that the maximum term of an ISO granted to a Significant Shareholder shall be five years from the Grant Date. Notwithstanding any other provision of this Plan, each Option that would expire during or within ten Business Days immediately following a Blackout Period shall expire on the date that is ten Business Days immediately following the end of the Blackout Period; provided that in the case of any Optionholder who is a U.S. taxpayer, no Option may be extended beyond the Option’s Expiry Date.

5.3	Exercise Price of Stock Options. The Option Exercise Price of each Stock Option shall be determined by the Committee on the Grant Date, subject to all applicable regulatory requirements, and shall be specified in the Award Agreement. The Exercise Price shall be stated and payable in United States dollars. Disinterested Shareholder Approval must be obtained for any reduction in the Option Exercise Price if the Person granted the Option is an Insider of the Company at the time of the proposed amendment. The Option Exercise Price shall be no less than the Fair Market Value of a Common Share on the Grant Date (and no less than 110% of Fair Market Value of a Common Share on the Grant Date with respect to ISOs granted to a Significant Shareholder).

5.4	Exercise of Options. A vested Option or any portion thereof may be exercised by the Optionholder delivering to the Company a Notice of Exercise signed by the Optionholder or their legal personal representative, accompanied by payment in full of the aggregate Exercise Price and any Applicable Withholding Taxes in respect of the Option or portion thereof being exercised, in cash or by certified cheque, bank draft or money order payable to the Company or by such other means as might be specified from time to time by the Committee, subject to the policies of the Exchange.

Subject to Section 8, upon receipt of payment in full, the number of Common Shares in respect of which the Option is exercised will be duly issued to the Optionholder as fully paid and non-assessable, following which the Optionholder shall have no further rights, title or interest with respect to such Option or portion thereof.

If an Optionholder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) for any reason, whether voluntary or involuntary, other than death or permanent disability, such Incentive Stock Option shall cease to be qualified an Incentive Stock Option as of the date that is three months after the date of cessation of employment (or upon the expiration of the term of such Incentive Stock Option, if earlier). If an Optionholder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) because of the death or permanent disability of such Optionholder, such Optionholder, such Incentive Stock Option will cease to be qualified as an Incentive Stock Option as of the date that is one year after the date of death or permanent disability, as the case may be, (or upon the expiration of the term of such Incentive Stock Option, if earlier). For purposes of this Section, the term “permanent disability” has the meaning assigned to that term in section 422(e)(3) of the U.S. Internal Revenue Code.

5.5	Transferability of a Stock Option. A Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

The Committee may impose such restrictions on any Common Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Common Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Common Shares are listed and/or traded.

5.6	Vesting of Options. Each Option may, but need not, vest and, therefore, become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, unless such Options are granted to Participants who provide Investor Relations Activities and such acceleration would result in a vesting period of less than 12 months, or with more than 1/4 of the Options granted vesting in any three month period.

Notwithstanding the foregoing, for Options granted to persons retained to provide Investor Relations Activities and where no vesting schedule is specified at the time of grant, the Options shall vest according to the following schedule:

Vesting Period	Percentage of Total Options Vested
3 months after Grant Date	25%
6 months after Grant Date	50%
9 months after Grant Date	75%
12 months after Grant Date	100%

5.7	Termination of Continuous Service. Unless otherwise determined by the Committee, in its discretion, or as provided in this Section 6 or pursuant to the terms provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, all rights to purchase Common Shares pursuant to an Option shall expire and terminate immediately upon the Optionholder's Termination of Continuous Service, whether or not such termination is with or without notice, adequate notice or legal notice, provided that if employment of the Optionholder is terminated for Cause, such rights shall expire and terminate immediately upon notification being given to the Optionholder of such termination for Cause.

5.8	Death, Disability or Leave of Absence. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder’s death, Disability or the Optionholder is on a Leave of Absence, then:

(a)	the unvested part of any Option held by the Optionholder shall expire and terminate immediately on the Optionholder's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionholder may be exercised in accordance with Section 6.4 at any time during the period that terminates on the earlier of: (i) the Option's Expiry Date and (ii) the 90th day after the Optionholder's Termination of Continuous Service. Any Option that remains unexercised shall be immediately forfeited and be of no further effect upon the termination of such period.

5.9	Resignation or Termination Without Cause. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's voluntary resignation or is terminated by the Employer for any reason other than for Cause, then:

(a)	the unvested part of any Option held by the Optionholder shall expire and terminate immediately on the Optionholder's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionholder may be exercised in accordance with Section 6.4 at any time during the period that terminates on the earlier of: (i) the Option's Expiry Date and (ii) the 30th day after the Optionholder's Termination of Continuous Service. Any Option that remains unexercised shall be immediately forfeited and be of no further effect upon the termination of such period.

Section 6 - Provisions of Awards Other than Options

6.1	Restricted Awards.

(a)	Restricted Share Units

The Committee may, from time to time, grant RSUs to Participants. The grant of an RSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an RSU. Each RSU granted by the Committee shall be evidenced by an RSU Agreement. In all cases, the RSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of their services to the applicable Employer. No Common Shares shall be issued at the time an RSU is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any RSU granted hereunder. Each RSU so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)	Dividend Equivalents

At the discretion of the Committee, each RSU (representing one Common Share) may be credited with cash and stock dividends paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's Share Unit Account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such RSU and, if such RSU is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions

(i)	RSUs awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such RSUs are forfeited, all rights of the Participant to such RSUs shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(ii)	The Committee shall have the authority to remove any or all of the restrictions on the RSUs whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the RSUs are granted, such action is appropriate.

(d)	Restricted Period

Subject to the terms of any employment agreement or executive agreement between the Participant and the Employer, or the Committee expressly providing to the contrary, a Participant's RSUs shall vest on the Vesting Date(s), subject to the continuation of the Continuous Service of the Participant. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)	Settlement of Restricted Share Units

On or within 60 days following the Vesting Date of a Share Unit (the “Settlement Date”), and subject to Section 9.5, the Company shall (i) issue to Participant from treasury the number of Common Shares that is equal to the number of vested Share Units held by the Participant as at the Settlement Date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares, (ii) deliver to the Participant an amount in cash (net of Applicable Withholding Taxes) equal to the number of vested Share Units held by the Participant as at the Settlement Date multiplied by the Fair Market Value as at the Settlement Date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units credited to the Participant's Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

6.2	Performance Share Unit Awards. The Committee may, from time to time, grant PSUs to Participants. The grant of a PSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of a PSU. Each PSU granted by the Committee shall be evidenced by a PSU Agreement. In all cases, the PSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of their services to the applicable Employer. No Common Shares shall be issued at the time a PSU is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any PSU granted hereunder. The Committee shall have the discretion to determine: (i) the number of Common Shares subject to a Performance Share Unit granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the Performance Goals and other conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. Each PSU so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Settlement of a PSU shall be made as provided in Section 7.1(e).

6.3	Share Unit Accounts. An account, called a “Share Unit Account”, shall be maintained by the Company for each Participant and will be credited with such grants of RSUs, PSUs or Dividend Equivalents as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with Section 7.1(e) shall be cancelled and shall cease to be recorded in the Participant's Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are settled, as the case may be. Where a Participant has been granted one or more RSUs or PSUs, such RSUs or PSUs (and related Dividend Equivalents) shall be recorded separately in the Participant's Share Unit Account.

6.4	Other Equity-Based and Cash Awards. The Committee may, to the extent permitted by the Exchange, grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards to Participants. Cash Awards shall be evidenced in such form as the Committee may determine.

Section 7 - Compliance with Applicable Laws

7.1	The Company's obligation to issue and deliver Common Shares under any Award is subject to: (i) the completion of such qualification of such Common Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Common Shares to listing on any stock exchange on which such Common Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company or Committee determines to be necessary or advisable in order to safeguard against the violation of the securities or other laws of any jurisdiction. Awards may not be granted with a Grant Date or effective date earlier than the date on which all actions required to grant the Awards have been completed.

7.2	U.S. Securities Act Compliance. This Plan is subject to the requirements of the U.S. Securities Act and applicable state securities laws.

(a)	Neither the Awards nor any Common Shares issuable under any Award have been or are expected to be registered under the U.S. Securities Act or any applicable state securities laws, and will be granted or issued pursuant to exemptions from such registration or qualification requirements.

(b)	Unless the Award and/or any Common Shares issuable under the Award have been registered under the U.S. Securities Act, such securities will be deemed “restricted securities” as defined in Rule 144 and will bear a U.S. restricted legend to such effect set forth in Section 8.2(c). Each Participant has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 following the exercise of the Options. An “affiliate” as defined in the U.S. Exchange Act, including an officer, director, or owner of 10% or greater of the Company, shall be restricted so that the number of Common Shares an affiliate may sell during any three-month period cannot exceed the great of 1% of the outstanding Common Shares of the same class being sold, or the greater of 1% or the average reported weekly trading volume during the four weeks preceding the filing of a notice of sale on Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction.

(c)	Unless the Award and the Common Shares issuable under the Award are registered under the U.S. Securities Act, the certificates representing the Common Shares will bear a legend in substantially the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SECURITIES MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN AND PROVINCIAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO CLAUSES (B), (C) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES, EXCEPT AS PERMITTED BY THE U.S. SECURITIES ACT.”

Section 8 - Miscellaneous

8.1	Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

8.2	Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Share certificate is issued, except as provided in Section 10 hereof.

8.3	No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

8.4	Transfer; Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) a Leave of Absence, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the Leave of Absence was granted or if the Committee otherwise so provides in writing.

8.5	Withholding Obligations. It is the responsibility of the Participant to complete and file any tax returns that may be required under Canadian or other applicable jurisdiction's tax laws within the periods specified in those laws as a result of the Participant's participation in the Plan. Notwithstanding any other provision of this Plan, a Participant shall be solely responsible for all Applicable Withholding Taxes resulting from their receipt of Common Shares or other property pursuant to this Plan. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold and sell Common Shares or the Participant making such other arrangements, including the sale of Common Shares, in either case on such conditions as the Committee specifies.

Section 9 - Adjustments upon Changes in Capital

In the event of any stock dividend, stock split, combination or exchange of shares, merger, amalgamation, arrangement, consolidation, reclassification, spin-off or other distribution (other than normal cash dividends) of the Company's assets to shareholders, or any other change in the capital of the Company affecting Common Shares (each, a “Corporate Reorganization”), the Board will make such proportionate adjustments, if any, as the Board in its discretion deems appropriate to reflect such change (for the purpose of preserving the value of the Awards), with respect to: (i) the maximum number of Common Shares subject to all Awards stated in Section 4; (ii) the maximum number of Common Shares with respect to which any one person may be granted Awards during any period stated in Section 4; (iii) the number or kind of shares or other securities subject to any outstanding Awards; (iv) the Exercise Price of any outstanding Options; (v) the number of Share Units in the Participants' Share Unit Accounts; (vi) the vesting of RSUs or PSUs (and related Dividend Equivalents); and (vii) any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants’ rights under the Plan that otherwise would result from such Corporate Reorganization, provided, however, that no adjustment will obligate the Company to issue or sell fractional securities. Notwithstanding anything in this Plan to the contrary, all adjustments made pursuant to this Section 10 shall be made in compliance with and subject to the rules of the Exchange. The Company shall give each Participant notice of any adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Adjustments with respect to Awards of United States taxpayers shall be made in accordance with the requirements of sections 409A and 424 of the U.S. Internal Revenue Code, as applicable.

Section 10 - Effect of Change in Control

10.1	The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of the Award. In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to the Awards, contingent upon the closing or completion of the Change in Control:

(a)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar share award for the Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Change in Control);

(b)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)	accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Change in Control, which exercise is contingent upon the effectiveness of such Change in Control;

(d)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(e)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration (including no consideration) as the Board, in its sole discretion, may consider appropriate; and

(f)	make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such Participant in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

10.2	The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

10.3	The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Section 11 - Amendment of the Plan and Awards

11.1	Amendment of Plan and Awards. The Board at any time, and from time to time, may amend or suspend any provision of an Award Agreement or the Plan, or terminate the Plan, subject to those provisions of Applicable Laws (including, without limitation, the rules, regulations and policies of the Exchange), if any, that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary.

(a)	Without limiting the generality of the foregoing, the Board may make the following types of amendments to this Plan, Award Agreements or any Awards without seeking security holder approval: (i) amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in this Plan, or to correct or supplement any provision of this Plan that is inconsistent with any other provision of this Plan; (ii) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Exchange); (iii) amendments necessary for Awards to qualify for favourable treatment under applicable tax laws; (iv) amendments to the vesting provisions of this Plan or any Award; (v) amendments to the termination or early termination provisions of this Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date of the Award; and (vi) amendments necessary to suspend or terminate this Plan.

(b)	Security holder approval will be required for the following types of amendments: (i) any amendment to increase the maximum number of Common Shares issuable under this Plan, other than pursuant to Section 10; (ii) any amendment to this Plan that increases the length of the period after a Blackout Period during which Options may be exercised; (iii) any amendment to remove or to exceed the Insider participation limit set out in Section 4.4; (iv) any amendment that reduces the Exercise Price of an Option benefiting an Insider of the Company or one of its Affiliates, other than pursuant to Section 10, or Section 11.1; (v) any amendment extending the term of an Option beyond the original Expiry Date, except as provided in Section 6.2; (vi) any amendment to the amendment provisions; and (viii) amendments required to be approved by security holders under applicable law (including the rules, regulations and policies of the Exchange).

11.2	No Impairment of Rights. Except as expressly set forth herein or as required pursuant to Applicable Laws, no action of the Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Section 12 - General Provisions

12.1	Forfeiture and Clawback.

(a)	The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(b)	The Committee may impose such clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares or other cash or property upon the occurrence of an event constituting Cause. Such recovery of compensation will not be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

12.2	Legend. The certificate for Common Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Common Shares.

12.3	Investment Representations. The Committee may require each Participant receiving Common Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Common Shares for investment and without any present intention to sell or distribute such Common Shares.

12.4	Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to any required regulatory or security-holder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.5	Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

12.6	Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

12.7	No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.8	Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

12.9	Expenses. The costs of administering the Plan shall be paid by the Company.

12.10	Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

12.11	Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

12.12	Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

12.13	Participant Information.

(a)	As a condition of participating in the Plan, each Participant agrees to comply with all such Applicable Laws and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such Applicable Laws. Each Participant shall provide the Company with all information (including personal information) required in order to administer the Plan (the “Participant Information”).

(b)	The Company may from time to time transfer or provide access to Participant Information to a third-party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Company in connection with the operation and administration of the Plan. The Company may also transfer and provide access to Participant Information to the Employers for purposes of preparing financial statements or other necessary reports and facilitating payment or reimbursement of Plan expenses. By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees and consents to its provision on the terms set forth herein. The Company shall not disclose Participant Information except (i) as contemplated above in this Section13.13(b), (ii) in response to regulatory filings or other requirements for the information by a governmental authority or regulatory body, or (iii) for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction over the Company to compel production of the information.

12.14	Priority of Agreements. In the event of any inconsistency or conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail. In the event of any inconsistency or conflict between the provisions of the Plan or any Award Agreement, on the one hand, and a Participant's employment agreement with the Employer, on the other hand, the provisions of the employment agreement shall prevail.

Section 13 - Effective Date of Plan

The Plan shall become effective as of the Effective Date. This Plan applies to Awards granted hereunder on and after the Effective Date.

Section 14 - Termination or Suspension of the Plan

The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

Section 15 - Governing Law

The Plan shall be governed by and construed in accordance with the policies of the Exchange and the laws of the State of Colorado and the federal laws of the United States, applicable therein.

APPENDIX E – 2020 EQUITY INCENTIVE PLAN

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ASSURE HOLDINGS CORP.

EQUITY INCENTIVE PLAN

APPROVED BY THE SHAREHOLDERS AND ADOPTED BY THE BOARD OF DIRECTORS

ON DECEMBER 10, 2020

AS AMENDED BY THE BOARD ON NOVEMBER 4, 2021, SUBJECT TO

SHAREHOLDER APPROVAL

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ASSURE HOLDINGS CORP.
EQUITY INCENTIVE PLAN

Section 1 - Purpose; Eligibility

1.1	General Purpose. The name of this plan is the Assure Holdings Corp. Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Assure Holdings Corp., a corporation existing under the laws of the State of Nevada (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the security holders of the Company; and (c) promote the success of the Company's business.

1.2	Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3	Available Awards. Awards that may be granted under the Plan include: (a) Stock Options, (b) Restricted Awards, (c) Performance Share Units, and (d) Other Equity-Based Awards.

Section 2 - Definitions

“Affiliate” means any entity that is an “affiliate” for the purposes of National Instrument 45-106 - Prospectus Exemptions, as amended from time to time.

“Applicable Laws” means the applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Company or the Plan.

“Applicable Withholding Taxes” means any and all taxes and other source deductions or other amounts that an Employer is required by law to withhold from any amounts to be paid or credited hereunder. Applicable Withholding Taxes shall be denominated in the currency in which the Award is denominated.

“Award” means any right granted under the Plan, including a Stock Option, a Restricted Award, a Performance Share Unit, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan that may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Bank of Canada Rate” means the exchange rate for the applicable currency published by the Bank of Canada on the relevant date.

“Blackout Period” means, with respect to any person, the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by such person, including any period when such person has material undisclosed information with respect to the Company, but excluding any period during which a regulator has halted trading in the Company's securities.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Business Day” means any day on which the TSX Venture Exchange is open for business/other than a Saturday, Sunday or any other day on which the principal chartered banks located in Denver, Colorado are not open for business.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Participant, unless the applicable Award Agreement states otherwise:

(a)	if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

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(b)	if no such agreement exists, or if such agreement does not define Cause, any act or omission that would entitle the Company to terminate the Participant's employment without notice or compensation under the common law for just cause, including, without in any way limiting its meaning under the common law: (i) the indictment for or conviction of an indictable offence or any summary offence involving material dishonesty or moral turpitude; (ii) material fiduciary breach with respect to the Company or an Affiliate; (iii) fraud, embezzlement or similar conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iv) gross negligence or willful misconduct with respect to the Company or an Affiliate; (v) material violation of Applicable Laws; or (vi) the willful failure of the Participant to properly carry out their duties on behalf of the Company or to act in accordance with the reasonable direction of the Company.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(c)	gross misconduct or neglect;

(d)	willful conversion of corporate funds;

(e)	false or fraudulent misrepresentation inducing the director's appointment; or

(f)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means, unless otherwise defined in the Participant's employment or service agreement or in the applicable Award Agreement, the occurrence of any of the following:

(a)	any transaction at any time and by whatever means pursuant to which direct or indirect beneficial ownership over voting securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are to be transferred to a Person or related group of Persons (other than any of its Affiliates) different from the Persons holding those securities immediately prior to such transaction and the composition of the Board following such transactions is to be such that such directors prior to the transaction constitute less than fifty percent (50%) of the directors of the Company immediately following the transaction;

(b)	the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person or any group of two or more Persons acting jointly or in concert (other than a wholly owned subsidiary of the Company);

(c)	the date which is 10 business days prior to the consummation of a complete dissolution or liquidation of the Company, except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned subsidiaries of the Company prior to such event;

(d)	the occurrence of a transaction requiring approval of the Company's security holders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any Person or any group of two or more Persons acting jointly or in concert (other than an exchange of securities with a wholly-owned subsidiary of the Company); or

(e)	the Board passes a resolution to the effect that an event comparable to an event set forth in this definition has occurred;

provided that an event described in this definition shall not constitute a Change in Control where such event occurs as a result of a Permitted Reorganization or in connection with a bona fide financing or series of financings by the Company or any of its Affiliates.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3; provided, however, if such a committee does not exist, all references in the Plan to “Committee” shall at such time be in reference to the Board.

“Common Share” means a common share in the capital of the Company, or such other security of the Company as may be designated by the Committee from time to time in substitution thereof.

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“Company” means Assure Holdings Corp., and any successor thereto.

“Company Group” means the Company and its subsidiaries and Affiliates.

“Constructive Dismissal”, unless otherwise defined in the Participant's employment agreement or in the applicable Award Agreement, has the meaning ascribed thereto pursuant to the common law and shall include, without in any way limiting its meaning under the common law, any material change (other than a change which is clearly consistent with a promotion) imposed by the Employer without the Participant's consent to the Participant's title, responsibilities or reporting relationships, or a material reduction of the Participant's compensation except where such reduction is applicable to all officers, if the Participant is an officer, or all employees, if the Participant is an employee of the Employer, provided that the termination of any Participant shall be considered to arise as a result of Constructive Dismissal only if such termination occurs due to such Participant resigning from employment within 30 days of the occurrence of the event described as giving rise to such Constructive Dismissal.

“Consultant” means any individual or entity engaged by the Company or any Affiliate, other than an Employee or Director, and whether or not compensated for such services that:

(a)	is engaged to provide services to the Company or any Affiliate, other than services provided in relation to a distribution,

(b)	provides the services under a written contract with the Company or any Affiliate, and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Affiliate,

and includes

(d)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and

(e)	for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount.

“Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave or any other personal or family leave of absence other than a Leave of Absence that is not considered a termination pursuant to Section 9.4. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Corporate Reorganization” has the meaning ascribed thereto in Section 10.

“Director” means a member of the Board.

“Disability” means, unless an employment agreement or the applicable Award Agreement says otherwise, that the Participant:

(a)	is to a substantial degree unable, due to illness, disease, affliction, mental or physical disability or similar cause, to fulfill their obligations as an officer or employee of the Employer either for any consecutive 12-month period or for any period of 18 months (whether or not consecutive) in any consecutive 24-month period; or

(b)	is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing their affairs.

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The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by shareholders of the Corporation or their proxies at a shareholders' meeting other than votes attached to securities beneficially owned by Insiders to whom Options may be granted pursuant to this Plan and their Associates.

“Dividend Equivalent” has the meaning ascribed to such term in Section 7.1(b).

“Effective Date” shall mean December 10, 2020, the date that the Company's security holders approve this Plan.

“Eligible Person” means any Director, officer, Employee or Consultant of the Company or an Affiliate.

“Employee” means any person, including an officer or Director, employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Employer” means, with respect to an Employee, the entity in the Company Group that employs the Employee or that employed the Employee immediately prior to their Termination of Continuous Service.

“Exchange” means the TSX Venture Exchange.

“Expiry Date” has the meaning ascribed thereto in Section 6.2.

“Fair Market Value” means, unless otherwise required by any applicable accounting standard for the Company’s desired accounting for Awards or by the rules of the Exchange, a price that is determined by the Committee, provided that such price cannot be less than the greater of (i) the volume weighted average trading price of the Common Shares on the Exchange for the twenty trading days immediately prior to the Grant Date and (ii) the closing price of the Common Shares on the Exchange on the trading day immediately prior to the Grant Date.

“Fiscal Year” means the Company’s fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” or “ISO” means an Option to purchase Common Shares granted under Section 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the U.S. Internal Revenue Code, or any successor provision.

“Insider” has the meaning attributed thereto in the policies of the Exchange, as amended from time to time.

“Investor Relations Activities” means any activities, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include: (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Company to (i) promote the sale of products or services of the Company, or (ii) raise public awareness of the Company, that cannot reasonably be considered to promote the purchase or sale of securities of the Company; (b) activities or communications necessary to comply with the requirements of Applicable Laws, or requirements and policies of the Exchange or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Company; (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if: (i) the communication is only through the newspaper, magazine or publication, and (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or (d) activities or communications that may be otherwise specified by the Exchange.

“ITA” means the Income Tax Act (Canada), including the regulations promulgated thereunder, as amended from time to time.

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“Leave of Absence” means any period during which, pursuant to the prior written approval of the Participant's Employer or by reason of Disability, the Participant is considered to be on an approved leave of absence or on Disability and does not provide any services to their Employer or any other entity in the Company Group.

“Notice of Exercise” means a notice substantially in the form set out as Schedule B to this Plan, as amended by the Company from time to time.

“Option” means a Stock Option granted to a Participant pursuant to the Plan.

“Option Exercise Price” means the price at which a Common Share may be purchased upon the exercise of an Option.

“Optionholder” means a Participant to whom an Option is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Option.

“Other Equity-Based Award” means an Award that is not an Option, Restricted Share Unit, or Performance Share Unit that is granted under Section 7.4 and is payable by delivery of Common Shares and/or which is measured by reference to the value of the Common Shares.

“Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Award.

“Participant Information” has the meaning set forth in Section13.13(a).

“Performance Criteria” or “Performance Criterion” means the criteria or criterion that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Share Unit under the Plan. The Performance Criteria that will be used to establish the Performance Goals shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company). Any one or more Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. In the event that Applicable Laws permit the Committee discretion to alter the governing Performance Criteria without obtaining security holder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining security holder approval.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a performance based Award.

“Performance Share Unit” or “PSU” means a unit designated as a Performance Share Unit and credited by means of an entry in the books of the Company to a Participant pursuant to the Plan, representing a right granted pursuant to Section 7.2 to the Participant to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, subject to the achievement of Performance Goals and the satisfaction of such other conditions to vesting, if any, as may be determined by the Committee.

“Permitted Reorganization” means a reorganization of the Company Group in circumstances where the shareholdings or ultimate ownership of the Company remains substantially the same upon the completion of the reorganization.

“Person” means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, agency and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representative.

“Plan” means this Assure Holdings Corp. Equity Incentive Plan, as amended and/or amended and restated from time to time.

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“Restricted Award” means any Award granted pursuant to Section 7.1 to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, following a period of continuous employment.

“Restricted Period” means the period during which a Restricted Award is subject to vesting or other restrictions in accordance with its terms.

“Restricted Share Unit” or “RSU” means a unit designated as a Restricted Share Unit and credited by means of an entry in the books of the Company to a Participant pursuant to the Plan, representing a right granted to the Participant pursuant to Section 7.1(a) to receive a Common Share or a cash payment equal to the Fair Market Value thereof that generally becomes vested, if at all, following a period of continuous employment.

“Rule 144” means Rule 144 as promulgated under the U.S. Securities Act.

“Rule 701” means Rule 701 as promulgated under the U.S. Securities Act.

“Settlement Date” has the meaning ascribed to such term in Section 7.1(e).

“Share Unit” means either an RSU, PSU or Dividend Equivalent as the context requires.

“Share Unit Account” has the meaning ascribed to such term in Section 7.3.

“Significant Shareholder” means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to section 424(d) of the U.S. Internal Revenue Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

“Stock Option” means an Option that is designated by the Committee as a stock option that meets the requirements set out in the Plan.

“Subsidiary” means any entity that is a “subsidiary” for the purposes of National Instrument 45-106 - Prospectus Exemptions, as amended from time to time.

“Substitution Event” means a Change in Control pursuant to which the Common Shares are converted into, or exchanged for, other property, whether in the form of securities of another Person, cash or otherwise.

“Take-Over Bid” means a take-over bid as defined in National Instrument 62-104 – Take-over Bids and Issuer Bids, as amended from time to time.

“Termination of Continuous Service” means the date on which a Participant ceases to be an Eligible Person as a result of a termination of employment or retention with the Company or an Affiliate for any reason, including death, retirement, or resignation with or without cause. For the purposes of the Plan, a Participant’s employment or retention with the Company or an Affiliate shall be considered to have terminated effective on the last day of the Participant’s actual and active employment or retention with the Company or Affiliate, whether such day is selected by agreement with the individual, or unilaterally by the Participant or the Company or Affiliate, and whether with or without advance notice to the Participant. For the avoidance of doubt, and except as required by applicable employment standards legislation, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment or retention that follows or is in respect of a period after the Participant’s last day of actual and active employment or retention shall be considered as extending the Participant’s period of employment or retention for the purposes of determining their entitlement under the Plan. A Participant's transfer of employment to another Employer within the Company Group will not be considered a Termination of Continuous Service.

“Total Share Reserve” has the meaning set forth in Section 4.1.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Vesting Date” means the date or dates set out in the Award Agreement on which an Award will vest, or such earlier date as is provided for in the Plan or is determined by the Committee.

Section 2 - Administration

2.1	General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

2.2	Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant, exercise price, issue price and vesting terms, determining Performance Goals applicable to Awards and whether such Performance Goals have been achieved, making adjustments under Section 10 and, subject to Section 12, adopting modifications and amendments to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

2.3	Delegation. The Committee or, if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, provided however, that any such delegation must be permitted under applicable corporate law. The term “Committee” shall apply to any person or persons to whom such authority has been delegated.

Section 3 - Number of Shares Available for Awards

3.1	Subject to adjustment in accordance with Section 10, no more than 3,497,123 Common Shares shall be available for the grant of Awards under the Plan (the “Total Share Reserve”) or such greater number as may be approved from time to time by Disinterested Shareholder Approval and in accordance with the policies of the Exchange. During the terms of the Awards, the Company shall keep available at all times the number of Common Shares required to satisfy such Awards. Notwithstanding the foregoing, the maximum aggregate number of Common Shares which may be reserved for issuance as Incentive Stock Options granted under this Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 3,497,123.

3.2	Any Award granted to a Participant must be exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws, which may include Rule 701 and/or Section 4(a)(2) of the U.S. Securities Act. Any Award granted pursuant to the exemption available under Rule 701 shall be subject to the limitations set forth therein.

3.3	Any Common Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Common Shares to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or other Awards that were not issued upon the settlement of the Award.

3.4	Disinterested Shareholder Approval. Unless Disinterested Shareholder Approval is obtained, under no circumstances shall this Plan, together with all of the Corporation's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Common Shares, result in or allow at any time:

(a)	the number of Common Shares reserved for issuance pursuant to Awards granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Common Shares;

(b)	the grant to Insiders (as a group), within any 12 month period, of an aggregate number of Awards exceeding 10% of the issued and outstanding Common Shares at the time of the grant of the Awards;

(c)	the issuance to any one Participant, within any 12 month period, of an aggregate number of Awards exceeding 5% of the issued and outstanding Common Shares at the time of the grant of the Awards;

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(d)	any individual Awards grant that would result in any of the limitations set out in Section 5.2(a) being exceeded; or

(e)	any amendment to Awards held by Insiders that would have the effect of decreasing the exercise price of such Options.

Section 4 - Eligibility and Participation

4.1	Eligibility. Individuals eligible to participate in the Plan include all Employees, Directors and Consultants.

4.2	Grant of Awards. Subject to the terms and provisions of the Plan, Awards may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion, provided:

(a)	the aggregate number of Awards granted to any one Person (and companies wholly owned by that Person) in any 12 month period must not exceed 5% of the issued and outstanding Common Shares of the Company, calculated on the date an Award is granted to the Person (unless the Company has obtained the requisite Disinterested Shareholder Approval);

(b)	the aggregate number of Awards granted to any one Consultant in a 12 month period must not exceed 2% of the issued and outstanding Common Shares of the Company, calculated on the date an option is granted to the Consultant;

(c)	Persons retained to provide Investor Relations Activities to the Company may not be granted any Awards under this Plan, save and except Options, provided that the aggregate number of such Options granted to all such Persons must not exceed 2% of the issued and outstanding Common Shares of the Company in any 12 month period, calculated at the date that an Option is granted to any such Person; and

(d)	for Options granted to Employees, Consultants or Management Company Employees (as such term is defined by the Exchange), the Company and the Person granted the Option are responsible for ensuring and confirming that the Person granted the Option is a bona fide Employee, Consultant or Management Company Employee (as such term is defined by the TSX-V), as the case may be.

Section 5 - Stock Options

5.1	Award Agreement. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the provisions in this Section 6. The terms of the Award Agreement shall specify whether or not such Option is intended to be an Incentive Stock Option (ISO). An Incentive Stock Option may be granted only to an employee (including a director or officer who is also an employee) of the Company (or of any parent or subsidiary of the Company). For purposes of granting Incentive Stock Options only, the term Optionholder shall mean a person who is an employee for purposes of the U.S. Internal Revenue Code and the terms “parent” and “subsidiary” shall have the meanings set forth in sections 424(e) and 424(f) of the U.S. Internal Revenue Code. No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company. The Company will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the date of grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the U.S Internal Revenue Code.

5.2	Term of Option. No Stock Option shall be exercisable after the expiration of ten years from the Grant Date or such shorter period as set out in the Optionholder's Award Agreement (“Expiry Date”), at which time such Option will expire; provided that the maximum term of an ISO granted to a Significant Shareholder shall be five years from the Grant Date. Notwithstanding any other provision of this Plan, each Option that would expire during or within ten Business Days immediately following a Blackout Period shall expire on the date that is ten Business Days immediately following the end of the Blackout Period; provided that in the case of any Optionholder who is a U.S. taxpayer, no Option may be extended beyond the Option’s Expiry Date.

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5.3	Exercise Price of Stock Options. The Option Exercise Price of each Stock Option shall be determined by the Committee on the Grant Date, subject to all applicable regulatory requirements, and shall be specified in the Award Agreement. The Exercise Price shall be stated and payable in United States dollars. Disinterested Shareholder Approval must be obtained for any reduction in the Option Exercise Price if the Person granted the Option is an Insider of the Company at the time of the proposed amendment. The Option Exercise Price shall be no less than the Fair Market Value of a Common Share on the Grant Date (and no less than 110% of Fair Market Value of a Common Share on the Grant Date with respect to ISOs granted to a Significant Shareholder).

5.4	Exercise of Options. A vested Option or any portion thereof may be exercised by the Optionholder delivering to the Company a Notice of Exercise signed by the Optionholder or their legal personal representative, accompanied by payment in full of the aggregate Exercise Price and any Applicable Withholding Taxes in respect of the Option or portion thereof being exercised, in one or more of the following forms, as determined by the Company:

(a)	cash or cheque made payable to the Company;

(b)	to the extent permitted by the policies of the Company and subject to applicable securities law, a broker-assisted sale of Common Shares sufficient to cover the Exercise Price (a “sell-to-cover exercise”);

(c)	unless the company is listed on the TSX Venture Exchange (“TSXV”) or unless otherwise permitted by the policies of the TSXV, to the extent permitted by the policies of the Company and subject to applicable securities law, in Common Shares (1) held by the Optionholder (or any other person or persons permitted to exercise the option) for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and (2) valued at fair market value on the exercise date (a “cashless stock-for-stock exercise”); or

(d)	unless the company is listed on the TSXV or unless otherwise permitted by the policies of the TSXV, in accordance with a Notice of Cashless Settlement (in the form provided by the Company upon request), in Common Shares withheld by the Company equivalent in value to the exercise price (a “cashless net exercise”).

Subject to Section 8, upon receipt of payment in full, the number of Common Shares in respect of which the Option is exercised will be duly issued to the Optionholder as fully paid and non-assessable, following which the Optionholder shall have no further rights, title or interest with respect to such Option or portion thereof.

If an Optionholder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) for any reason, whether voluntary or involuntary, other than death or permanent disability, such Incentive Stock Option shall cease to be qualified an Incentive Stock Option as of the date that is three months after the date of cessation of employment (or upon the expiration of the term of such Incentive Stock Option, if earlier). If an Optionholder who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) because of the death or permanent disability of such Optionholder, such Optionholder, such Incentive Stock Option will cease to be qualified as an Incentive Stock Option as of the date that is one year after the date of death or permanent disability, as the case may be, (or upon the expiration of the term of such Incentive Stock Option, if earlier). For purposes of this Section, the term “permanent disability” has the meaning assigned to that term in section 422(e)(3) of the U.S. Internal Revenue Code.

5.5	Transferability of a Stock Option. A Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

The Committee may impose such restrictions on any Common Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Common Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Common Shares are listed and/or traded.

5.6	Vesting of Options. Each Option may, but need not, vest and, therefore, become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, unless such Options are granted to Participants who provide Investor Relations Activities and such acceleration would result in a vesting period of less than 12 months, or with more than 1/4 of the Options granted vesting in any three month period.

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Notwithstanding the foregoing, for Options granted to persons retained to provide Investor Relations Activities and where no vesting schedule is specified at the time of grant, the Options shall vest according to the following schedule:

Vesting Period	Percentage of Total Options Vested
3 months after Grant Date	25%
6 months after Grant Date	50%
9 months after Grant Date	75%
12 months after Grant Date	100%

5.7	Termination of Continuous Service. Unless otherwise determined by the Committee, in its discretion, or as provided in this Section 6 or pursuant to the terms provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, all rights to purchase Common Shares pursuant to an Option shall expire and terminate immediately upon the Optionholder's Termination of Continuous Service, whether or not such termination is with or without notice, adequate notice or legal notice, provided that if employment of the Optionholder is terminated for Cause, such rights shall expire and terminate immediately upon notification being given to the Optionholder of such termination for Cause.

5.8	Death, Disability or Leave of Absence. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder’s death, Disability or the Optionholder is on a Leave of Absence, then:

(a)	the unvested part of any Option held by the Optionholder shall expire and terminate immediately on the Optionholder's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionholder may be exercised in accordance with Section 6.4 at any time during the period that terminates on the earlier of: (i) the Option's Expiry Date and (ii) the 90th day after the Optionholder's Termination of Continuous Service. Any Option that remains unexercised shall be immediately forfeited and be of no further effect upon the termination of such period.

5.9	Resignation or Termination Without Cause. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's voluntary resignation or is terminated by the Employer for any reason other than for Cause, then:

(a)	the unvested part of any Option held by the Optionholder shall expire and terminate immediately on the Optionholder's Termination of Continuous Service; and

(b)	the vested part of any Option held by the Optionholder may be exercised in accordance with Section 6.4 at any time during the period that terminates on the earlier of: (i) the Option's Expiry Date and (ii) the 30th day after the Optionholder's Termination of Continuous Service. Any Option that remains unexercised shall be immediately forfeited and be of no further effect upon the termination of such period.

Section 6 - Provisions of Awards Other than Options

6.1	Restricted Awards.

(a)	Restricted Share Units

The Committee may, from time to time, grant RSUs to Participants. The grant of an RSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an RSU. Each RSU granted by the Committee shall be evidenced by an RSU Agreement. In all cases, the RSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of their services to the applicable Employer. No Common Shares shall be issued at the time an RSU is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any RSU granted hereunder. Each RSU so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)	Dividend Equivalents

At the discretion of the Committee, each RSU (representing one Common Share) may be credited with cash and stock dividends paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's Share Unit Account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such RSU and, if such RSU is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions

(i)	RSUs awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such RSUs are forfeited, all rights of the Participant to such RSUs shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(ii)	The Committee shall have the authority to remove any or all of the restrictions on the RSUs whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the RSUs are granted, such action is appropriate.

(d)	Restricted Period

Subject to the terms of any employment agreement or executive agreement between the Participant and the Employer, or the Committee expressly providing to the contrary, a Participant's RSUs shall vest on the Vesting Date(s), subject to the continuation of the Continuous Service of the Participant. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)	Settlement of Restricted Share Units

On or within 60 days following the Vesting Date of a Share Unit (the “Settlement Date”), and subject to Section 9.5, the Company shall (i) issue to Participant from treasury the number of Common Shares that is equal to the number of vested Share Units held by the Participant as at the Settlement Date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares, (ii) deliver to the Participant an amount in cash (net of Applicable Withholding Taxes) equal to the number of vested Share Units held by the Participant as at the Settlement Date multiplied by the Fair Market Value as at the Settlement Date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units credited to the Participant's Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

6.2	Performance Share Unit Awards. The Committee may, from time to time, grant PSUs to Participants. The grant of a PSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of a PSU. Each PSU granted by the Committee shall be evidenced by a PSU Agreement. In all cases, the PSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of their services to the applicable Employer. No Common Shares shall be issued at the time a PSU is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any PSU granted hereunder. The Committee shall have the discretion to determine: (i) the number of Common Shares subject to a Performance Share Unit granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the Performance Goals and other conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. Each PSU so granted shall be subject to the conditions set forth in this Section 6.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Settlement of a PSU shall be made as provided in Section 6.1(e).

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6.3	Share Unit Accounts. An account, called a “Share Unit Account”, shall be maintained by the Company for each Participant and will be credited with such grants of RSUs, PSUs or Dividend Equivalents as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with Section 6.1(e) shall be cancelled and shall cease to be recorded in the Participant's Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are settled, as the case may be. Where a Participant has been granted one or more RSUs or PSUs, such RSUs or PSUs (and related Dividend Equivalents) shall be recorded separately in the Participant's Share Unit Account.

6.4	Other Equity-Based and Cash Awards. The Committee may, to the extent permitted by the Exchange, grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards to Participants. Cash Awards shall be evidenced in such form as the Committee may determine.

Section 7 - Compliance with Applicable Laws

7.1	The Company's obligation to issue and deliver Common Shares under any Award is subject to: (i) the completion of such qualification of such Common Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Common Shares to listing on any stock exchange on which such Common Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company or Committee determines to be necessary or advisable in order to safeguard against the violation of the securities or other laws of any jurisdiction. Awards may not be granted with a Grant Date or effective date earlier than the date on which all actions required to grant the Awards have been completed.

7.2	U.S. Securities Act Compliance. This Plan is subject to the requirements of the U.S. Securities Act and applicable state securities laws.

(a)	Neither the Awards nor any Common Shares issuable under any Award have been or are expected to be registered under the U.S. Securities Act or any applicable state securities laws, and will be granted or issued pursuant to exemptions from such registration or qualification requirements.

(b)	Unless the Award and/or any Common Shares issuable under the Award have been registered under the U.S. Securities Act, such securities will be deemed “restricted securities” as defined in Rule 144 and will bear a U.S. restricted legend to such effect set forth in Section 8.2(c). Each Participant has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 following the exercise of the Options. An “affiliate” as defined in the U.S. Exchange Act, including an officer, director, or owner of 10% or greater of the Company, shall be restricted so that the number of Common Shares an affiliate may sell during any three-month period cannot exceed the great of 1% of the outstanding Common Shares of the same class being sold, or the greater of 1% or the average reported weekly trading volume during the four weeks preceding the filing of a notice of sale on Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction.

(c)	Unless the Award and the Common Shares issuable under the Award are registered under the U.S. Securities Act, the certificates representing the Common Shares will bear a legend in substantially the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SECURITIES MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN AND PROVINCIAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO CLAUSES (B), (C) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES, EXCEPT AS PERMITTED BY THE U.S. SECURITIES ACT.”

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Section 8 - Miscellaneous

8.1	Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

8.2	Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Share certificate is issued, except as provided in Section 10 hereof.

8.3	No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

8.4	Transfer; Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) a Leave of Absence, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the Leave of Absence was granted or if the Committee otherwise so provides in writing.

8.5	Withholding Obligations. It is the responsibility of the Participant to complete and file any tax returns that may be required under Canadian or other applicable jurisdiction's tax laws within the periods specified in those laws as a result of the Participant's participation in the Plan. Notwithstanding any other provision of this Plan, a Participant shall be solely responsible for all Applicable Withholding Taxes resulting from their receipt of Common Shares or other property pursuant to this Plan. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold and sell Common Shares or the Participant making such other arrangements, including the sale of Common Shares, in either case on such conditions as the Committee specifies.

Section 9 - Adjustments upon Changes in Capital

In the event of any stock dividend, stock split, combination or exchange of shares, merger, amalgamation, arrangement, consolidation, reclassification, spin-off or other distribution (other than normal cash dividends) of the Company's assets to shareholders, or any other change in the capital of the Company affecting Common Shares (each, a “Corporate Reorganization”), the Board will make such proportionate adjustments, if any, as the Board in its discretion deems appropriate to reflect such change (for the purpose of preserving the value of the Awards), with respect to: (i) the maximum number of Common Shares subject to all Awards stated in Section 4; (ii) the maximum number of Common Shares with respect to which any one person may be granted Awards during any period stated in Section 4; (iii) the number or kind of shares or other securities subject to any outstanding Awards; (iv) the Exercise Price of any outstanding Options; (v) the number of Share Units in the Participants' Share Unit Accounts; (vi) the vesting of RSUs or PSUs (and related Dividend Equivalents); and (vii) any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants’ rights under the Plan that otherwise would result from such Corporate Reorganization, provided, however, that no adjustment will obligate the Company to issue or sell fractional securities. Notwithstanding anything in this Plan to the contrary, all adjustments made pursuant to this Section 10 shall be made in compliance with and subject to the rules of the Exchange. The Company shall give each Participant notice of any adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Adjustments with respect to Awards of United States taxpayers shall be made in accordance with the requirements of sections 409A and 424 of the U.S. Internal Revenue Code, as applicable.

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Section 10 - Effect of Change in Control

10.1	The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of the Award. In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to the Awards, contingent upon the closing or completion of the Change in Control:

(a)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar share award for the Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Change in Control);

(b)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)	accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Change in Control, which exercise is contingent upon the effectiveness of such Change in Control;

(d)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(e)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration (including no consideration) as the Board, in its sole discretion, may consider appropriate; and

(f)	make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such Participant in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

10.2	The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

10.3	The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Section 11 - Amendment of the Plan and Awards

11.1	Amendment of Plan and Awards. The Board at any time, and from time to time, may amend or suspend any provision of an Award Agreement or the Plan, or terminate the Plan, subject to those provisions of Applicable Laws (including, without limitation, the rules, regulations and policies of the Exchange), if any, that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary.

(a)	Without limiting the generality of the foregoing, the Board may make the following types of amendments to this Plan, Award Agreements or any Awards without seeking security holder approval: (i) amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in this Plan, or to correct or supplement any provision of this Plan that is inconsistent with any other provision of this Plan; (ii) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Exchange); (iii) amendments necessary for Awards to qualify for favourable treatment under applicable tax laws; (iv) amendments to the vesting provisions of this Plan or any Award; (v) amendments to the termination or early termination provisions of this Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date of the Award; and (vi) amendments necessary to suspend or terminate this Plan.

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(b)	Security holder approval will be required for the following types of amendments: (i) any amendment to increase the maximum number of Common Shares issuable under this Plan, other than pursuant to Section 10; (ii) any amendment to this Plan that increases the length of the period after a Blackout Period during which Options may be exercised; (iii) any amendment to remove or to exceed the Insider participation limit set out in Section 4.4; (iv) any amendment that reduces the Exercise Price of an Option benefiting an Insider of the Company or one of its Affiliates, other than pursuant to Section 10, or Section 11.1; (v) any amendment extending the term of an Option beyond the original Expiry Date, except as provided in Section 6.2; (vi) any amendment to the amendment provisions; and (viii) amendments required to be approved by security holders under applicable law (including the rules, regulations and policies of the Exchange).

11.2	No Impairment of Rights. Except as expressly set forth herein or as required pursuant to Applicable Laws, no action of the Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Section 12 - General Provisions

12.1	Forfeiture and Clawback.

(a)	The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(b)	The Committee may impose such clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares or other cash or property upon the occurrence of an event constituting Cause. Such recovery of compensation will not be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

12.2	Legend. The certificate for Common Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Common Shares.

12.3	Investment Representations. The Committee may require each Participant receiving Common Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Common Shares for investment and without any present intention to sell or distribute such Common Shares.

12.4	Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to any required regulatory or security-holder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.5	Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

12.6	Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

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12.7	No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.8	Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

12.9	Expenses. The costs of administering the Plan shall be paid by the Company.

12.10	Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

12.11	Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

12.12	Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

12.13	Participant Information.

(a)	As a condition of participating in the Plan, each Participant agrees to comply with all such Applicable Laws and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such Applicable Laws. Each Participant shall provide the Company with all information (including personal information) required in order to administer the Plan (the “Participant Information”).

(b)	The Company may from time to time transfer or provide access to Participant Information to a third-party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Company in connection with the operation and administration of the Plan. The Company may also transfer and provide access to Participant Information to the Employers for purposes of preparing financial statements or other necessary reports and facilitating payment or reimbursement of Plan expenses. By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees and consents to its provision on the terms set forth herein. The Company shall not disclose Participant Information except (i) as contemplated above in this Section13.13(b), (ii) in response to regulatory filings or other requirements for the information by a governmental authority or regulatory body, or (iii) for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction over the Company to compel production of the information.

12.14	Priority of Agreements. In the event of any inconsistency or conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail. In the event of any inconsistency or conflict between the provisions of the Plan or any Award Agreement, on the one hand, and a Participant's employment agreement with the Employer, on the other hand, the provisions of the employment agreement shall prevail.

Section 13 - Effective Date of Plan

The Plan shall become effective as of the Effective Date. This Plan applies to Awards granted hereunder on and after the Effective Date.

Section 14 - Termination or Suspension of the Plan

The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

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Section 15 - Governing Law

The Plan shall be governed by and construed in accordance with the policies of the Exchange and the laws of the State of Colorado and the federal laws of the United States, applicable therein.

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